[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS PACE(SM) Select Advisors Trust

      UBS PACE Government Securities Fixed Income Investments
      UBS PACE Intermediate Fixed Income Investments
      UBS PACE Strategic Fixed Income Investments
      UBS PACE Municipal Fixed Income Investments
      UBS PACE Global Fixed Income Investments
      UBS PACE Large Co Value Equity Investments
      UBS PACE Large Co Growth Equity Investments
      UBS PACE Small/Medium Co Value Equity Investments
      UBS PACE Small/Medium Co Growth Equity Investments
      UBS PACE International Equity Investments
      UBS PACE International Emerging Markets Equity Investments

Prospectus

December 1, 2003

This prospectus offers Class A, Class B, Class C and Class Y shares in the eleven funds listed above. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

UBS PACE Select Advisors Trust

Contents

THE FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS

                                                                                                PAGE
                                                                                                ----
        UBS PACE Government Securities Fixed Income Investments
              Investment Objective, Strategies and Risks                                        4
              Performance                                                                       6
              Expenses and Fee Tables                                                           8

        UBS PACE Intermediate Fixed Income Investments
              Investment Objective, Strategies and Risks                                        10
              Performance                                                                       12
              Expenses and Fee Tables                                                           14

        UBS PACE Strategic Fixed Income Investments
              Investment Objective, Strategies and Risks                                        16
              Performance                                                                       18
              Expenses and Fee Tables                                                           20

        UBS PACE Municipal Fixed Income Investments
              Investment Objective, Strategies and Risks                                        22
              Performance                                                                       24
              Expenses and Fee Tables                                                           26

        UBS PACE Global Fixed Income Investments
              Investment Objective, Strategies and Risks                                        28
              Performance                                                                       30
              Expenses and Fee Tables                                                           32

        UBS PACE Large Co Value Equity Investments
              Investment Objectives, Strategies and Risks                                       34
              Performance                                                                       36
              Expenses and Fee Tables                                                           38

        UBS PACE Large Co Growth Equity Investments
              Investment Objective, Strategies and Risks                                        40
              Performance                                                                       42
              Expenses and Fee Tables                                                           44

        UBS PACE Small/Medium Co Value Equity Investments
              Investment Objective, Strategies and Risks                                        46
              Performance                                                                       48
              Expenses and Fee Tables                                                           50

                                                                                                PAGE
                                                                                                ----
        UBS PACE Small/Medium Co Growth Equity Investments
              Investment Objective, Strategies and Risks                                        52
              Performance                                                                       53
              Expenses and Fee Tables                                                           55

        UBS PACE International Equity Investments
              Investment Objective, Strategies and Risks                                        57
              Performance                                                                       58
              Expenses and Fee Tables                                                           60

        UBS PACE International Emerging Markets Equity Investments
              Investment Objective, Strategies and Risks                                        62
              Performance                                                                       64
              Expenses and Fee Tables                                                           66

        More About Risks and Investment Strategies                                              68

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

        Managing Your Fund Account                                                              72
        --Flexible Pricing
        --Buying Shares
        --Selling Shares
          Exchanging Shares
        --Transfer Agent
        --Additional Information About Your Account
        --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS

        Management                                                                              81

        Dividends and Taxes                                                                     87

        Financial Highlights                                                                    90

        Where to learn more about these funds                                                   Back Cover

           THE FUNDS ARE NOT COMPLETE OR BALANCED INVESTMENT PROGRAMS.

UBS PACE Government Securities Fixed Income Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Government Securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks. The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate. Under normal circumstances, the fund invests at least 80% of its net assets in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            8.80%
2002            6.21%

Total Return January 1 to September 30, 2003: 1.71%

Best quarter during calendar years shown: 3rd quarter, 2001: 4.24%

Worst quarter during calendar years shown: 4th quarter, 2001: (0.15)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                                       ONE YEAR   LIFE OF CLASS
----------------------                                                                       --------   -------------
Class A (1/31/01)
   Return Before Taxes                                                                           1.98%           4.55%
Class B (12/18/00)
   Return Before Taxes                                                                           0.93%           5.83%
Class C (12/4/00)
   Return Before Taxes                                                                           5.46%           7.94%
   Return After Taxes on Distributions                                                           3.86%           5.90%
   Return After Taxes on Distributions and Sale of Fund Shares                                   3.33%           5.35%
Class Y (2/2/01)
   Return Before Taxes                                                                           7.07%           7.45%
Lehman Brothers Mortgage-Backed Securities Index (reflects no deduction for fees,
   expenses, or taxes)                                                                           8.75%               *

* Average annual total returns for the Lehman Brothers Mortgage-Backed Securities Index for the life of each class were as follows:

   Class A--8.00%; Class B--8.52%; Class C--9.03%; Class Y--8.06%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Sales Charge (Load)                                                 4.5%           5%        0.75%        None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                               4.5%        None         None         None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                              None            5%        0.75%        None
Exchange Fee                                                               None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                            0.50%        0.50%        0.50%        0.50%
Distribution and/or Service (12b-1) Fees                                   0.25%        1.00%        0.75%        None
Other Expenses*                                                            0.45%        0.44%        0.52%        0.38%
                                                                           ----         ----         ----         ----
Total Annual Fund Operating Expenses                                       1.20%        1.94%        1.77%        0.88%
                                                                           ====         ====         ====         ====
Management Fee Waiver/Expense Reimbursements**                             0.12%        0.10%        0.15%        0.12%
                                                                           ----         ----         ----         ----
Net Expenses**                                                             1.08%        1.84%        1.62%        0.76%
                                                                           ====         ====         ====         ====

 * "Other expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 (excluding interest expense) would not exceed 1.08% for Class A, 1.84% for Class B, 1.62% for Class C, and 0.76% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                         ------       -------      -------     --------
Class A                                                                   $ 555        $ 802       $ 1,069     $ 1,829
Class B (assuming sale of all shares at end of period)                      687          900         1,238       1,888
Class B (assuming no sale of shares)                                        187          600         1,038       1,888
Class C (assuming sale of all shares at end of period)                      240          543           945       2,071
Class C (assuming no sale of shares)                                        165          543           945       2,071
Class Y                                                                      78          269           476       1,073

USB PACE Intermediate Fixed Income Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected BlackRock Financial Management, Inc. ("BlackRock") to serve as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001             6.58%
2002            (0.74)%

Total Return January 1 to September 30, 2003: 3.48%
Best quarter during calendar years shown: 1st quarter, 2001: 2.98% Worst quarter during calendar years shown: 2nd quarter, 2002: (2.07)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                                            ONE YEAR   LIFE OF CLASS
----------------------                                                                            --------   -------------
Class A (1/31/01)
   Return Before Taxes                                                                             (4.76)%        0.22%
Class B (12/14/00)
   Return Before Taxes                                                                             (5.75)%        1.43%
Class C (12/1/00)
   Return Before Taxes                                                                             (1.45)%        3.48%
   Return After Taxes on Distributions                                                             (3.22)%        1.48%
   Return After Taxes on Distributions and Sale of Fund Shares                                     (0.90)%        1.82%
Class Y (2/2/01)
   Return Before Taxes                                                                             (0.02)%        2.97%
Lehman Brothers Intermediate Government/Credit Index (reflects no deduction for fees,
   expenses, or taxes)                                                                              9.84%             *

* Average annual total returns for the Lehman Brothers Intermediate Government/Credit Index for the life of each class were as follows:

   Class A--8.90%; Class B--9.52%; Class C--10.05%; Class Y--8.93%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                          CLASS A      CLASS B      CLASS C     CLASS Y
                                                                          -------      -------      -------     -------
Maximum Sales Charge (Load)                                                 4.5%           5%        0.75%        None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                               4.5%        None         None         None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                              None            5%        0.75%        None
Exchange Fee                                                               None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                          CLASS A      CLASS B      CLASS C     CLASS Y
                                                                          -------      -------      -------     -------
Management Fees                                                            0.40%        0.40%        0.40%        0.40%
Distribution and/or Service (12b-1) Fees                                   0.25%        1.00%        0.75%          --
Other Expenses*                                                            0.49%        0.47%        0.48%        0.49%
                                                                           ----         ----         ----         ----
Total Annual Fund Operating Expenses                                       1.14%        1.87%        1.63%        0.89%
                                                                           ====         ====         ====         ====
Management Fee Waiver/Expense Reimbursements**                             0.07%        0.06%        0.07%        0.08%
                                                                           ----         ----         ----         ----
Net Expenses**                                                             1.07%        1.81%        1.56%        0.81%
                                                                           ====         ====         ====         ====

 * "Other expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.07% for Class A, 1.81% for Class B, 1.56% for Class C, and 0.81% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                          1 YEAR      3 YEARS     5 YEARS      10 YEARS
                                                                          ------      -------     -------      --------
Class A                                                                   $  554      $ 789       $ 1,043      $  1,768
Class B (assuming sale of all shares at end of period)                       684         882        1,205         1,820
Class B (assuming no sale of shares)                                         184         582        1,005         1,820
Class C (assuming sale of all shares at end of period)                       234         507          880         1,927
Class C (assuming no sale of shares)                                         159         507          880         1,927
Class Y                                                                       83         276          485         1,089

UBS PACE Strategic Fixed Income Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            7.47%
2002            9.21%

Total Return January 1 to September 30, 2003: 4.55%

Best quarter during calendar years shown: 3rd quarter, 2001: 6.64%

Worst quarter during calendar years shown: 2nd quarter, 2001: (0.92)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                                           ONE YEAR   LIFE OF CLASS
----------------------                                                                           --------   -------------
Class A (12/11/00)
   Return Before Taxes                                                                              4.85%           7.05%
Class B (1/30/01)
   Return Before Taxes                                                                              3.95%           6.24%
Class C (12/1/00)
   Return Before Taxes                                                                              8.46%           9.21%
   Return After Taxes on Distributions                                                              6.85%           7.41%
   Return After Taxes on Distributions and Sale of Fund Shares                                      5.14%           6.49%
Class Y (2/2/01)
   Return Before Taxes                                                                             10.00%           8.81%
Lehman Brothers Government/Credit Index (reflects no deduction for fees,
   expenses, or taxes)                                                                             11.04%               *

* Average annual total returns for the Lehman Brothers Government/Credit Index for the life of each class were as follows:

   Class A--10.14%; Class B--9.52%; Class C--10.52%; Class Y--9.25%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                          CLASS A      CLASS B      CLASS C     CLASS Y
                                                                          -------      -------      -------     -------
Maximum Sales Charge (Load)                                                 4.5%           5%        0.75%        None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                               4.5%        None         None         None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                              None            5%        0.75%        None
Exchange Fee                                                               None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                          CLASS A      CLASS B      CLASS C     CLASS Y
                                                                          -------      -------      -------     -------
Management Fees                                                            0.50%        0.50%        0.50%        0.50%
Distribution and/or Service (12b-1) Fees                                   0.25%        1.00%        0.75%        None
Other Expenses*                                                            0.50%        0.45%        0.47%        0.48%
                                                                           ----         ----         ----         ----
Total Annual Fund Operating Expenses                                       1.25%        1.95%        1.72%        0.98%
                                                                           ====         ====         ====         ====
Management Fee Waiver/Expense Reimbursements**                             0.02%        0.01%          --           --
                                                                           ----         ----         ----         ----
Net Expenses**                                                             1.23%        1.94%        1.72%        0.98%
                                                                           ====         ====         ====         ====

 * "Other expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.23% for Class A, 1.94% for Class B, 1.72% for Class C, and 1.03% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                         ------       -------      -------     --------
Class A                                                                   $ 570        $ 827       $ 1,104     $ 1,892
Class B (assuming sale of all shares at end of period)                      697          911         1,251       1,927
Class B (assuming no sale of shares)                                        197          611         1,051       1,927
Class C (assuming sale of all shares at end of period)                      250          542           933       2,030
Class C (assuming no sale of shares)                                        175          542           933       2,030
Class Y                                                                     100          312           542       1,201

UBS PACE Municipal Fixed Income Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage its portfolio duration.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Standish Mellon Asset Management Company LLC ("Standish Mellon") to serve as the fund's investment advisor. In deciding which securities to buy for the fund, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish Mellon also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish Mellon may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges.

The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            4.00%
2002            6.98%

Total Return January 1 to September 30, 2003: 2.51%
Best quarter during calendar years shown: 2nd quarter, 2002: 3.31% Worst quarter during calendar years shown: 4th quarter, 2001: (0.93)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                          ONE YEAR   LIFE OF CLASS
----------------------                                                          --------   -------------
Class A (1/23/01)
   Return Before Taxes                                                             2.73%           3.21%
Class B (2/23/01)
   Return Before Taxes                                                             1.74%           2.97%
Class C (12/4/00)
   Return Before Taxes                                                             6.23%           6.16%
   Return After Taxes on Distributions                                             6.23%           6.16%
   Return After Taxes on Distributions and Sale of Fund Shares                     5.16%           5.66%
Class Y (2/23/01)
   Return Before Taxes                                                             7.71%           6.10%
Lehman Brothers Municipal Five-Year Index (reflects no deduction for fees,
   expenses, or taxes)                                                             9.28%               *

* Average Annual total returns for the Lehman Brothers Municipal Five-Year Index for the life of each class were as follows:

   Class A--7.14%; Class B--7.26%; Class C--8.24%; Class Y--7.26%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Maximum Sales Charge (Load)                                           4.5%            5%         0.75%         None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                         4.5%         None          None          None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                        None             5%         0.75%         None
Exchange Fee                                                         None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Management Fees                                                      0.40%         0.40%         0.40%         0.40%
Distribution and/or Service (12b-1) Fees                             0.25%         1.00%         0.75%         None
Other Expenses*                                                      0.41%         0.40%         0.41%         0.45%
                                                                    -------      -------       -------        -------
Total Annual Fund Operating Expenses                                 1.06%         1.80%         1.56%         0.85%
                                                                    =======      =======       =======        =======
Management Fee Waiver/Expense Reimbursements**                       0.10%         0.09%         0.08%         0.11%
                                                                    -------      -------       -------        -------
Net Expenses**                                                       0.96%         1.71%         1.48%         0.74%
                                                                    =======      =======       =======        =======

 * "Other Expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 0.96% for Class A, 1.71% for Class B, 1.48% for Class C and 0.74% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                                ------   -------   -------  --------
Class A                                                        $   544   $   763   $   999   $ 1,677
Class B (assuming sale of all shares at end of period)             674       858     1,166     1,735
Class B (assuming no sale of shares)                               174       558       966     1,735
Class C (assuming sale of all shares at end of period)             226       485       842     1,850
Class C (assuming no sale of shares)                               151       485       842     1,850
Class Y                                                             76       260       461     1,039

UBS PACE Global Fixed Income Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, foreign government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or foreign private issuers. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks. The fund invests primarily in high-grade bonds of governmental and private issuers in the United States and developed foreign countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Rogge Global Partners seeks to invest in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

For its segment of the fund's assets, FFTW seeks to outperform a benchmark, the Lehman Global Aggregate Index (Unhedged), through an active bond selection process that relies on (1) constructing diversified portfolios, (2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (Europe, the United States and Japan), plus emerging markets, and analyzes trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            (2.13)%
2002            16.45%

Total Return January 1 to September 30, 2003: 9.06%
Best quarter during calendar years shown: 2nd quarter, 2002: 10.17% Worst quarter during calendar years shown: 4th quarter, 2001: (3.16)%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                            ONE YEAR   LIFE OF CLASS
----------------------                                                            --------   -------------
Class A (12/11/00)
   Return Before Taxes                                                              11.68%           6.42%
Class B (2/5/01)
   Return Before Taxes                                                              11.15%           4.44%
Class C (12/1/00)
   Return Before Taxes                                                              15.70%           8.50%
   Return After Taxes on Distributions                                              15.25%           7.95%
   Return After Taxes on Distributions and Sale of Fund Shares                      10.32%           6.71%
Class Y (1/16/01)
   Return Before Taxes                                                              17.39%           7.92%
Citigroup World Government Bond Index (in USD) (reflects no deduction for fees,
  expenses, or taxes)                                                               19.49%               *

* Average annual total returns for the Citigroup World Government Bond Index (in USD) for the life of each class were as follows:

   Class A--9.99%; Class B--8.79%; Class C--10.24%; Class Y--9.29%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Maximum Sales Charge (Load)                                           4.5%            5%         0.75%         None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                         4.5%         None          None          None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                        None             5%         0.75%         None
Exchange Fee                                                         None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Management Fees                                                      0.60%         0.60%         0.60%         0.60%
Distribution and/or Service (12b-1) Fees                             0.25%         1.00%         0.75%         None
Other Expenses*                                                      0.60%         0.61%         0.62%         0.49%
                                                                    -------      -------       -------        -------
Total Annual Fund Operating Expenses                                 1.45%         2.21%         1.97%         1.09%
                                                                    =======      =======       =======        =======
Management Fee Waiver/Expense Reimbursements**                       0.09%         0.10%         0.12%         0.04%
                                                                    -------      -------       -------        -------
Net Expenses**                                                       1.36%         2.11%         1.85%         1.05%
                                                                    =======      =======       =======        =======

 * "Other Expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.36% for Class A, 2.11% for Class B, 1.85% for Class C and 1.05% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                                ------   -------   -------  --------
Class A                                                        $   582   $   880   $ 1,198   $ 2,100
Class B (assuming sale of all shares at end of period)             714       982     1,376     2,168
Class B (assuming no sale of shares)                               214       682     1,176     2,168
Class C (assuming sale of all shares at end of period)             263       607     1,051     2,286

Class C (assuming no sale of shares)                               188       607     1,051     2,286

Class Y                                                            107       343       597     1,325

UBS PACE LARGE Co Value Equity Investments

Investment Objectives, Strategies and Risks

FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are rated below investment grade. The fund may invest up to 10% of its total assets in US dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund's manager, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and has initially allocated approximately 50% of the fund's assets to SSgA and approximately 25% each to ICAP and Westwood. UBS Global AM may change this allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

In managing its segment of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- INDEX STRATEGY RISK--SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            (4.65%)
2002            (17.69%)

Total Return January 1 to September 30, 2003: 11.78%

Best quarter during calendar years shown: 4th quarter, 2001: 8.10%

Worst quarter during calendar years shown: 3rd quarter, 2002: (17.20)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                            ONE YEAR   LIFE OF CLASS
----------------------                                                            --------   -------------
Class A (11/27/00)
   Return Before Taxes                                                             (21.62)%        (10.57)%
Class B (11/27/00)
   Return Before Taxes                                                             (21.83)%        (10.06)%
Class C (11/27/00)
   Return Before Taxes                                                             (18.51)%         (8.72)%
   Return After Taxes on Distributions                                             (18.52)%         (8.73)%
   Return After Taxes on Distributions and Sale of Fund Shares                     (11.37)%         (6.91)%
Class Y (1/19/01)
   Return Before Taxes                                                             (16.76)%         (9.48)%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)      (15.52)%              *

* Average annual total returns for the Russell 1000 Value Index for the life of each class were as follows:

   Class A--(8.01)%; Class B--(8.01)%; Class C--(8.01)%; Class Y--(9.68)%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Maximum Sales Charge (Load)                                           5.5%            5%            1%         None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                         5.5%         None          None          None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                        None             5%            1%         None
Exchange Fee                                                         None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Management Fees                                                      0.60%         0.60%         0.60%         0.60%
Distribution and/or Service (12b-1) Fees                             0.25%         1.00%         1.00%         None
Other Expenses*                                                      0.48%         0.53%         0.52%         0.37%
                                                                    -------      -------       -------        -------
Total Annual Fund Operating Expenses                                 1.33%         2.13%         2.12%         0.97%
                                                                    =======      =======       =======        =======
Management Fee Waiver/Expense Reimbursements**                       0.11%         0.11%         0.11%         0.11%
                                                                    -------      -------       -------        -------
Net Expenses**                                                       1.22%         2.02%         2.01%         0.86%
                                                                    =======      =======       =======        =======

 * "Other expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees through December 1, 2004 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA. The fund and UBS Global AM have entered into an additional written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.25% for Class A, 2.05% for Class B, 2.04% for Class C, and 0.91% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The Fund and UBS Global AM have entered into additional fee waivers whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets of the fund as follows: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                                ------   -------   -------  --------
Class A                                                        $   667   $   938   $ 1,229   $ 2,054
Class B (assuming sale of all shares at end of period)             705       956     1,334     2,062
Class B (assuming no sale of shares)                               205       656     1,134     2,062
Class C (assuming sale of all shares at end of period)             304       653     1,129     2,443
Class C (assuming no sale of shares)                               204       653     1,129     2,443
Class Y                                                             88       298       526     1,180

UBS PACE Large Co Growth Equity Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in other securities, including securities convertible into stocks and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in US dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and has initially allocated approximately 35% of the fund's assets each to GEAM and Marsico and approximately 30% to SSgA. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, GEAM invests primarily in a limited number of equity securities issued by large capitalization companies that the portfolio manager believes have above average growth histories and/or growth potential. Stock selection is key to the performance of the segment of the fund allocated to GEAM. The portfolio manager seeks to identify stocks of companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high quality management focused on generating shareholder value. The portfolio manager also selects equity securities from a number of industries based on the merits of individual companies. GEAM seeks to avoid overvalued stocks prone to earnings disappointment and generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

In selecting investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico also examines such factors as what it believes are the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico identifies sectors, industries and companies which should benefit from the overall trends Marsico has observed. Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

In managing its segment of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the inves-table universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- INDEX STRATEGY RISK--SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 16, 2002, when another investment advisor was responsible for managing all and/or a portion of the fund's assets. SSgA (or its predecessor in interest) assumed day-to-day management of a portion of the fund's assets on October 10, 2000, and GEAM and Marsico each assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            (22.10)%
2002            (31.36)%

Total Return January 1 to September 30, 2003: 17.33%

Best quarter during calendar years shown: 4th quarter, 2001: 15.67%

Worst quarter during calendar years shown: 1st quarter, 2001: (23.14)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                            ONE YEAR   LIFE OF CLASS
----------------------                                                            --------   -------------
Class A (11/27/00)
   Return Before Taxes                                                             (34.69)%        (29.69)%
Class B (11/27/00)
   Return Before Taxes                                                             (34.85)%        (29.31)%
Class C (11/27/00)
   Return Before Taxes                                                             (32.05)%        (28.24)%
   Return After Taxes on Distributions                                             (32.05)%        (28.24)%
   Return After Taxes on Distributions and Sale of Fund Shares                     (19.68)%        (21.69)%
Class Y (2/15/01)
   Return Before Taxes                                                             (30.62)%        (27.32)%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)     (27.88)%              *

* Average annual total returns for the Russell 1000 Growth Index for the life of each class were as follows:

   Class A--(26.76)%; Class B--(26.76)%; Class C--(26.76)%; Class Y--(25.81)%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Maximum Sales Charge (Load)                                           5.5%            5%            1%         None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                         5.5%         None          None          None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                        None             5%            1%         None
Exchange Fee                                                         None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                    CLASS A      CLASS B       CLASS C        CLASS Y
                                                                    -------      -------       -------        -------
Management Fees                                                      0.60%         0.60%         0.60%         0.60%
Distribution and/or Service (12b-1) Fees                             0.25%         1.00%         1.00%         None
Other Expenses*                                                      0.55%         0.71%         0.64%         0.38%
                                                                    -------      -------       -------        -------
Total Annual Fund Operating Expenses                                 1.40%         2.31%         2.24%         0.98%
                                                                    =======      =======       =======        =======
Management Fee Waiver/Expense Reimbursements**                       0.10%         0.15%         0.13%         0.05%
                                                                    -------      -------       -------        -------
Net Expenses**                                                       1.30%         2.16%         2.11%         0.93%
                                                                    =======      =======       =======        =======

 * "Other Expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees through December 1, 2004 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA. The fund and UBS Global AM have entered into an additional written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.30% for Class A, 2.16% for Class B, 2.11% for Class C and 0.93% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR   3 YEARS   5 YEARS  10 YEARS
                                                                ------   -------   -------  --------
Class A                                                        $   675   $   959   $ 1,265   $ 2,129
Class B (assuming sale of all shares at end of period)             719     1,007     1,422     2,196
Class B (assuming no sale of shares)                               219       707     1,222     2,196
Class C (assuming sale of all shares at end of period)             314       688     1,188     2,565
Class C (assuming no sale of shares)                               214       688     1,188     2,565
Class Y                                                             95       307       537     1,197

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/ medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may cha- nge the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks that have a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

In managing its segment of the fund's assets, ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen into disfavor among investors or are under-researched. In deciding which stocks to buy for the fund, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. Regardless of which approach is used to identify stock candidates, ICM also applies fundamental research analysis. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            20.11%
2002            (16.75)%

Total Return January 1 to September 30, 2003: 20.48%

Best quarter during calendar years shown: 4th quarter, 2001: 18.52%

Worst quarter during calendar years shown: 3rd quarter, 2002: (22.72)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                                       ONE YEAR   LIFE OF CLASS
----------------------                                                                       --------   -------------
Class A (11/27/00)
   Return Before Taxes                                                                        (20.66)%       1.27%
Class B (11/28/00)
   Return Before Taxes                                                                        (20.59)%       2.11%
Class C (11/27/00)
   Return Before Taxes                                                                        (17.52)%       3.30%
   Return After Taxes on Distributions                                                        (18.80)%       2.52%
   Return After Taxes on Distributions and Sale of Fund Shares                                 (9.57)%       2.65%
Class Y (12/20/00)
   Return Before Taxes                                                                        (15.89)%       5.21%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)                  (9.87)%           *

* Average annual total returns for the Russell 2500 Value Index for the life of each class were as follows:

   Class A--3.69%; Class B--4.03%; Class C--3.69%; Class Y--3.09%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Sales Charge (Load)                                                 5.5%           5%           1%        None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                               5.5%        None         None         None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                              None            5%           1%        None
Exchange Fee                                                               None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                             0.60%        0.60%        0.60%       0.60%
Distribution and/or Service (12b-1) Fees                                    0.25%        1.00%        1.00%       None
Other Expenses*                                                             0.55%        0.60%        0.59%       0.56%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses**                                      1.40%        2.20%        2.19%       1.16%
                                                                         =======      =======      =======     =======

 * "Other Expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.42% for Class A, 2.21% for Class B, 2.19% for Class C and 1.19% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR       3 YEARS     5 YEARS      10 YEARS
                                                                         -------      -------      -------     --------
Class A                                                                  $   685      $   969      $ 1,274     $  2,137
Class B (assuming sale of all shares at end of period)                       723          988        1,380        2,146
Class B (assuming no sale of shares)                                         223          688        1,180        2,146
Class C (assuming sale of all shares at end of period)                       322          685        1,175        2,524
Class C (assuming no sale of shares)                                         222          685        1,175        2,524
Class Y                                                                      118          368          638        1,409

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/ medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisor's selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware Management Company, a series of Delaware Management Business Trust, to serve as the fund's investment advisor. In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

Principal Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            (15.05%)
2002            (20.79%)

Total Return January 1 to September 30, 2003: 19.50%

Best quarter during calendar years shown: 4th quarter, 2001: 26.48%

Worst quarter during calendar years shown: 3rd quarter, 2001: (26.68)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                                       ONE YEAR   LIFE OF CLASS
----------------------                                                                       --------   -------------
Class A (11/27/00)
   Return Before Taxes                                                                        (24.54)%      (21.43)%
Class B (11/27/00)
   Return Before Taxes                                                                        (24.82)%      (21.03)%
Class C (11/27/00)
   Return Before Taxes                                                                        (21.58)%      (19.84)%
   Return After Taxes on Distributions                                                        (21.58)%      (19.84)%
   Return After Taxes on Distributions and Sale of Fund Shares                                (13.25)%      (15.46)%
Class Y (2/12/01)
   Return Before Taxes                                                                        (20.03)%      (14.90)%
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes)                (29.09)%             *

* Average annual total returns for the Russell 2500 Growth Index for the life of each class were as follows:

   Class A--(21.33)%; Class B--(21.33)%; Class C--(21.33)%; Class Y--(21.66)%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Sales Charge (Load)                                                 5.5%           5%           1%        None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                               5.5%        None         None         None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                              None           5%           1%         None
Exchange Fee                                                               None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                             0.60%        0.60%        0.60%       0.60%
Distribution and/or Service (12b-1) Fees                                    0.25%        1.00%        1.00%       None
Other Expenses*                                                             0.56%        0.70%        0.62%       0.56%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                        1.41%        2.30%        2.22%       1.16%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements**                                --         0.03%        0.02%         --
                                                                         -------      -------      -------     -------
Net Expenses**                                                              1.41%        2.27%        2.20%       1.16%
                                                                         =======      =======      =======     =======

* "Other Expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.41% for Class A, 2.27% for Class B, 2.20% for Class C and 1.29% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                         -------      -------      -------     --------
Class A                                                                  $   686      $   972      $ 1,279     $  2,148
Class B (assuming sale of all shares at end of period)                       730        1,016        1,427        2,205
Class B (assuming no sale of shares)                                         230          716        1,227        2,205
Class C (assuming sale of all shares at end of period)                       323          692        1,188        2,553
Class C (assuming no sale of shares)                                         223          692        1,188        2,553
Class Y                                                                      118          368          638        1,409

UBS PACE International Equity Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Martin Currie Inc. to serve as the fund's investment advisor. Martin Currie Inc. looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie Inc. considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system. Martin Currie Inc. generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            (23.78)%
2002            (19.91)%

Total Return January 1 to September 30, 2003: 16.18%
Best quarter during calendar years shown: 4th quarter, 2002: 7.09% Worst quarter during calendar years shown: 3rd quarter, 2002: (22.38)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                                       ONE YEAR   LIFE OF CLASS
----------------------                                                                       --------   -------------
Class A (11/27/00)
   Return Before Taxes                                                                        (23.65)%     (22.89)%
Class B (11/27/00)
   Return Before Taxes                                                                        (24.07)%     (22.59)%
Class C (11/27/00)
   Return Before Taxes                                                                        (20.71)%     (21.35)%
   Return After Taxes on Distributions                                                        (20.71)%     (21.33)%
   Return After Taxes on Distributions and Sale of Fund Shares                                (12.72)%     (16.57)%
Class Y (1/17/01)
   Return Before Taxes                                                                        (19.06)%     (21.13)%
MSCI Europe, Australasia and Far East (net LU) (in USD) Index (reflects no deduction
   for fees, expenses, or taxes)                                                              (15.94)%            *

* Average annual total returns for the MSCI Europe, Australasia and Far East (net LU) (in USD) Index for the life of each class were as follows:

   Class A--(17.13)%; Class B--(17.13)%; Class C--(17.13)%; Class Y--(18.62)%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Maximum Sales Charge (Load)                                                 5.5%           5%           1%       None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)                                               5.5%        None         None        None
Maximum Deferred Sales Charge (Load)
   (as a % of offering price)                                              None           5%           1%        None
Redemption Fee (as a percentage of amount redeemed,
   if applicable)                                                             1%        None         None           1%
Exchange Fee                                                               None         None         None        None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                         CLASS A      CLASS B      CLASS C     CLASS Y
                                                                         -------      -------      -------     -------
Management Fees                                                             0.70%        0.70%        0.70%       0.70%
Distribution and/or Service (12b-1) Fees                                    0.25%        1.00%        1.00%       None
Other Expenses*                                                             0.67%        0.95%        0.78%       0.49%
                                                                         -------      -------      -------     -------
Total Annual Fund Operating Expenses                                        1.62%        2.65%        2.48%       1.19%
                                                                         =======      =======      =======     =======
Management Fee Waiver/Expense Reimbursements**                                --           --         0.01%         --
                                                                         -------      -------      -------     -------
Net Expenses**                                                              1.62%        2.65%        2.47%       1.19%
                                                                         =======      =======      =======     =======

 * "Other Expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 1.65% for Class A, 2.65% for Class B, 2.47% for Class C and 1.22% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                         -------      -------      -------     --------
Class A                                                                  $   706      $ 1,033      $ 1,383     $  2,366
Class B (assuming sale of all shares at end of period)                       768        1,123        1,605        2,503
Class B (assuming no sale of shares)                                         268          823        1,405        2,503
Class C (assuming sale of all shares at end of period)                       350          772        1,320        2,815
Class C (assuming no sale of shares)                                         250          772        1,320        2,815
Class Y                                                                      121          378          654        1,443

UBS PACE International Emerging Markets Equity Investments

Investment Objective, Strategies and Risks

FUND OBJECTIVE
Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Baring seeks under-recognized growth companies that have the capability to deliver positive earnings surprises. Baring employs fundamental research to identify favorable earnings and valuation characteristics. Its research style focuses both on individual issuers and the countries in which they are domiciled. Investment decisions are driven by five key factors as applied to both country and company: (i) growth;
(ii) liquidity; (iii) currency; (iv) management; and (v) valuation. Baring attempts to invest in issuers with earnings growth that is higher than average but not yet reflected in the market. Baring seeks to avoid expensive stocks prone to earnings disappointment. Baring generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

In managing its segment of the fund's assets, GGP seeks to identify those companies which will deliver positive unexpected earnings growth, e.g., where growth is likely to exceed or be sustained beyond consensus expectations. GGP focuses on identifying trends, changes and uncertainty. To find these opportunities, GGP employs both a top-down and bottom-up fundamental analysis. GGP's research includes an analysis of industries, a company's franchise, and macro- economic and sector inputs. GGP attempts to construct portfolios of securities that maximize the portfolio's return given the level of risk associated with the portfolio. GGP will monitor its portfolio to manage the risk spectrum on the stock, sector, country and portfolio. GGP generally sells a security that it believes no longer has the potential for above consensus earnings growth.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers.

- GEOGRAPHIC CONCENTRATION RISK--To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart gives some indication of the risks of an investment in the fund based on the performance of the fund's Class C shares, the longest performance history of the fund's Class A, Class B, Class C and Class Y shares. The fund's Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to the maximum annual program fee of 1.50%. The fund's Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns of the fund's Class A, Class B, Class C and Class Y shares for the 2002 calendar year and since inception. The table does reflect the fund's sale charges. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will per-form in the future. This may be particularly true for the period prior to August 2, 2002, which is the date on which Baring and GGP each assumed day-to-day management of a portion of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

[CHART]

TOTAL RETURN OF CLASS C SHARES (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
2001            (9.10)%
2002            (14.78)%

Total Return January 1 to September 30, 2003: 30.77%

Best quarter during calendar years shown: 4th quarter, 2001: 27.12%

Worst quarter during calendar years shown: 3rd quarter, 2001: (24.74)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                                       ONE YEAR     LIFE OF CLASS
----------------------                                                                       --------    -------------
Class A (12/11/00)
   Return Before Taxes                                                                         (18.59)%         (15.95)%
Class B (12/22/00)
   Return Before Taxes                                                                         (19.04)%         (12.74)%
Class C (12/1/00)
   Return Before Taxes                                                                         (15.63)%         (11.08)%
   Return After Taxes on Distributions                                                         (15.63)%         (11.08)%
   Return After Taxes on Distributions and Sale of Fund Shares                                  (9.60)%          (8.75)%
Class Y (2/9/01)
   Return Before Taxes                                                                         (13.93)%         (15.40)%
MSCI Emerging Markets Free (EMF) Index (reflects no deduction for fees,
   expenses, or taxes)                                                                          (6.00)%              *

* Average annual total returns for the MSCI Emerging Markets Free (EMF) Index for the life of each class were as follows:

   Class A--(6.45)%; Class B--(3.71)%; Class C--(3.35)%; Class Y--(9.35)%

Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                                          CLASS A      CLASS B      CLASS C     CLASS Y
                                                                          -------      -------      -------     -------
Maximum Sales Charge (Load)                                                 5.5%           5%           1%        None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a% of offering price)                                                5.5%        None         None         None
Maximum Deferred Sales Charge (Load)
   (as a% of offering price)                                               None            5%           1%        None
Redemption Fee (as a percentage of amount redeemed,
   if applicable)                                                             1%        None         None            1%
Exchange Fee                                                               None         None         None         None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                          CLASS A      CLASS B      CLASS C     CLASS Y
                                                                          -------      -------      -------     -------
Management Fees                                                            0.90%        0.90%        0.90%        0.90%
Distribution and/or Service (12b-1) Fees                                   0.25%        1.00%        1.00%         None
Other Expenses*                                                            1.21%        1.28%        1.25%        1.11%
                                                                           ----         ----         ----         ----
Total Annual Fund Operating Expenses                                       2.36%        3.18%        3.15%        2.01%
                                                                           ====         ====         ====         ====
Management Fee Waiver/Expense Reimbursements**                             0.10%        0.15%        0.10%          --
                                                                           ----         ----         ----         ----
Net Expenses**                                                             2.26%        3.03%        3.05%        2.01%
                                                                           ====         ====         ====         ====

* "Other expenses" include an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the total operating expenses of each class through December 1, 2004 would not exceed 2.26% for Class A, 3.03% for Class B, 3.05% for Class C and 2.07% for Class Y. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                         ------       -------      -------     --------
Class A                                                                   $ 767      $ 1,237       $ 1,733     $ 3,091
Class B (assuming sale of all shares at end of period)                      806        1,266         1,851       3,113
Class B (assuming no sale of shares)                                        306          966         1,651       3,113
Class C (assuming sale of all shares at end of period)                      408          962         1,641       3,450
Class C (assuming no sale of shares)                                        308          962         1,641       3,450
Class Y                                                                     204          630         1,083       2,338

UBS PACE Select Advisors Trust

More About Risks and Investment Strategies

PRINCIPAL RISKS

The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the mar-ket believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

FOREIGN INVESTING AND EMERGING MARKETS RISKS. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

GEOGRAPHIC CONCENTRATION RISK. UBS PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

INDEX STRATEGY RISK. Performance of the portions of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments managed by SSgA may deviate from that of an index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.

LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.

PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

RELATED SECURITIES CONCENTRATION RISK. UBS PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

SECTOR RISK. UBS PACE Large Co Growth Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the technology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

SINGLE ISSUER CONCENTRATION RISK. UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

ADDITIONAL RISK

STRUCTURED SECURITY RISK. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interests rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. UBS PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition of the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

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

In addition, the funds listed below may make the following temporary investments for defensive purposes:

- UBS PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- UBS PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- UBS PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

Managing Your Fund Account

FLEXIBLE PRICING

The funds offer four classes of shares by this Prospectus--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

Each fund has adopted a Rule 12b-1 plan for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

IF YOU INTEND TO PURCHASE MORE THAN $10 MILLION OF CLASS A SHARES, YOU SHOULD INSTEAD PURCHASE CLASS Y SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

The Class A sales charges for each fund are described in the following tables.

CLASS A SALES CHARGES-UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments.

                                                                               REALLOWANCE TO
                           FRONT-END SALES CHARGE AS A PERCENTAGE OF:       SELECTED DEALERS AS
AMOUNT OF INVESTMENT       OFFERING PRICE   NET AMOUNT INVESTED         PERCENTAGE OF OFFERING PRICE
--------------------       --------------   -------------------------   ----------------------------
Less than $100,000             4.50%                  4.71%                         4.00%
$100,000 to $249,999           3.50                   3.63                          3.00
$250,000 to $499,999           2.50                   2.56                          2.00
$500,000 to $999,999           2.00                   2.04                          1.75
$1,000,000 and over (1)        None                   None                          1.00(2)

CLASS A SALES CHARGES-UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments.

                                                                               REALLOWANCE TO
                           FRONT-END SALES CHARGE AS A PERCENTAGE OF:       SELECTED DEALERS AS
AMOUNT OF INVESTMENT       OFFERING PRICE   NET AMOUNT INVESTED         PERCENTAGE OF OFFERING PRICE
--------------------       --------------   -------------------------   ----------------------------
Less than $50,000               5.50%               5.82%                          5.00%
$50,000 to $99,999              4.50                4.71                           4.00
$100,000 to $249,999            3.50                3.63                           3.00
$250,000 to $499,999            2.50                2.56                           2.00
$500,000 to $999,999            2.00                2.04                           1.75
$1,000,000 and over (1)         None                None                     Up to 1.00(2)

(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the funds' Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

(2) For sales of $1 million or more, UBS Global AM pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                             PERCENTAGE (BASED ON AMOUNT OF
                            INVESTMENT) BY WHICH THE SHARES'
                             NET ASSET VALUE IS MULTIPLIED:
                         ---------------------------------------
                           LESS     $100,000  $250,000  $500,000
IF YOU SELL                THAN        TO        TO        TO
SHARES WITHIN:           $100,000+  $249,999  $499,999  $999,999
--------------           ---------  --------  --------  --------
1st year since purchase  5%         3%        3%        2%
2nd year since purchase  4%         2%        2%        1%
3rd year since purchase  3%         2%        1%        None
4th year since purchase  2%         1%        None      None
5th year since purchase  2%         None      None      None
6th year since purchase  1%         None      None      None
7th year since purchase  None       None      None      None

+ These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-  First, Class B shares representing reinvested dividends, and

-  Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity funds and 0.75% for fixed income funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

  1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:

     -  Originally paid a front-end sales charge on the shares; and

     -  Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

  2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serve as principal underwriter.

  3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

  4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

  5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund shares, or for otherwise participating in the program.

  6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

  7. Insurance company separate accounts.

  8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

  9. Reinvestment of capital gains distributions and dividends.

 10. College savings plans organized under Section 529 of the Internal Revenue Code.

 11. A Financial Advisor at UBS Financial Services Inc., who was formerly employed as an investment executive with a competing brokerage firm, and

     -  you were the Financial Advisor's client at the competing brokerage firm;

     - within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

     - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES DEFERRED SALES CHARGE WAIVERS. The deferred sales charge will be waived for:

-  Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between Family Funds ("Family Funds" include other UBS PACE Select funds, UBS funds and other funds for which UBS Global AM serves as principal underwriter), if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-  Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

   --are limited annually to no more than 12% of the original account value;

   --are made in equal monthly amounts, not to exceed 1% per month;

   --the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

-  Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B and/or Class C shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B and/or Class C shares as well as those Class A, Class B and/or Class C shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including

----------

(1) Please note any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

retirement plan accounts invested in Class A, Class B and/or Class C shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B and/or Class C shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM at any time as to purchases occurring thereafter.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B and/or Class C shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM or from financial advisors. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the funds. For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares.

The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their client in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- Shareholders who owned Class Y shares of a fund through the PACETM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;

- College savings plans organized under Section 529 of the Internal Revenue Code, if shareholder servicing fees are paid exclusively outside of the participating funds;

- Shareholders who invest a minimum initial amount of $10 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

- Foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code; and

-  Other investors as approved by the funds' Board of Trustees.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the funds' transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM)

-  Buying shares through the transfer agent as described below; or

-  Opening an account by exchanging shares from another Family Fund.

The funds and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

MINIMUM INVESTMENTS:

To open an account       $ 1,000
To add to an account     $   100

Each fund may waive or reduce these amounts for:

-  Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

MARKET TIMERS. THE INTERESTS OF A FUND'S LONG-TERM SHAREHOLDERS AND A FUND'S ABILITY TO MANAGE ITS INVESTMENTS MAY BE ADVERSELY AFFECTED WHEN ITS SHARES ARE REPEATEDLY BOUGHT AND SOLD IN RESPONSE TO SHORT-TERM MARKET FLUCTUATIONS--ALSO KNOWN AS "MARKET TIMING." MARKET TIMING MAY CAUSE A FUND TO HAVE DIFFICULTY IMPLEMENTING LONG-TERM INVESTMENT STRATEGIES, BECAUSE IT CANNOT PREDICT HOW MUCH CASH IT WILL HAVE TO INVEST. MARKET TIMING ALSO MAY FORCE THE FUND TO SELL PORTFOLIO SECURITIES AT DISADVANTAGEOUS TIMES TO RAISE THE CASH NEEDED TO BUY A MARKET TIMER'S FUND SHARES. THESE FACTORS MAY HURT THE FUND'S PERFORMANCE AND ITS SHAREHOLDERS. UBS GLOBAL AM AND THE FUND WILL REJECT PURCHASE ORDERS AND EXCHANGES INTO THE FUND BY ANY PERSON, GROUP OR ACCOUNT THAT UBS GLOBAL AM DETERMINES TO BE MARKET TIMING.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

If you purchased shares through the funds' transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

REDEMPTION FEE (UBS PACE INTERNATIONAL EQUITY INVESTMENTS AND UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS). If you sell or exchange Class A shares or sell Class Y shares of UBS PACE International Equity Investments or UBS PACE International Emerging Markets Equity Investments less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable fund, not to UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the above-referenced funds:

- that are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the Internal Revenue Code ("IRC") or plans administered as college savings programs under Section 529 of the IRC;

-  that are sold or exchanged under automatic withdrawal plans;

- that are held through certain managed account programs with automatic asset allocation rebalancing features; or

-  that are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders of UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date of your original purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange. Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the funds' transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

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

TRANSFER AGENT

If you wish to invest in this or any other Family Funds through the funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

-  Your name and address;

-  Your account number;

- The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

-  The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

   PFPC Inc.
   Attn.: UBS Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899

You do not have to complete an application when you make additional investments in the same fund.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

PRICING AND VALUATION

The price at which you may buy, sell or exchange each fund's shares is based on net asset value per share. Each fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The funds calculate the US dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate market value. As a result, a fund's net asset value may change on days when you will not be able to buy and sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

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

Management

MANAGER AND INVESTMENT ADVISORS

UBS Global Asset Management (US) Inc. ("UBS Global AM"), a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission ("SEC"). As of September 30, 2003, UBS Global AM had approximately $66.5 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $434 billion in assets under management as of September 30, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

UBS Global AM selects investment advisors for the funds, subject to approval of the board, and reviews the performance of those investment advisors.

The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.

MANAGEMENT AND ADMINISTRATION FEES

Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.40% to 0.90% of a fund's average daily net assets. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:

UBS PACE Government Securities Fixed
  Income Investments                          0.70%
UBS PACE Intermediate Fixed Income
  Investments                                 0.60%
UBS PACE Strategic Fixed Income
  Investments                                 0.70%
UBS PACE Municipal Fixed Income
  Investments                                 0.60%
UBS PACE Global Fixed Income
  Investments                                 0.80%
UBS PACE Large Co Value Equity
  Investments                                 0.80%
UBS PACE Large Co Growth Equity
  Investments                                 0.80%
UBS PACE Small/Medium Co Value
  Equity Investments                          0.80%
UBS PACE Small/Medium Co Growth
  Equity Investments                          0.80%
UBS PACE International Equity
  Investments                                 0.90%
UBS PACE International Emerging Markets
  Equity Investments                          1.10%

During the fiscal year ended July 31, 2003, some of the funds paid UBS Global AM at the effective rate shown below because UBS Global AM waived all or a portion of its fees:

UBS PACE Government Securities Fixed
  Income Investments                          0.54%
UBS PACE Intermediate Fixed Income
  Investments                                 0.50%
UBS PACE Strategic Fixed Income
  Investments                                 0.62%
UBS PACE Municipal Fixed Income
  Investments                                 0.48%
UBS PACE Global Fixed Income Investments      0.64%
UBS PACE Large Co Value Equity
  Investments                                 0.69%
UBS PACE Large Co Growth Equity
  Investments                                 0.69%
UBS PACE Small/Medium Co Value
  Equity Investments                          0.69%
UBS PACE Small/Medium Co Growth
  Equity Investments                          0.70%
UBS PACE International Equity Investments     0.87%
UBS PACE International Emerging
  Markets Equity Investments                  0.69%

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

INVESTMENT ADVISORS AND PORTFOLIO MANAGERS

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On September 30, 2003, PIMCO had approximately $356.6 billion in assets under management. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

W. Scott Simon, an executive vice president of PIMCO, is primarily responsible for the day-to-day portfolio management for UBS PACE Government Securities Fixed Income Investments. Mr. Simon is also a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage team. He joined PIMCO in 2000 from Bear Stearns & Co., where he was a senior managing director and co-head of MBS pass-through trading.

Since July 1997, William C. Powers, a managing director of PIMCO, has been primarily responsible for the day-to-day portfolio management for UBS PACE Strategic Fixed Income Investments. Mr. Powers has been associated with PIMCO since 1991 as a senior member of the fixed income portfolio management group.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock was formed in 1988 and, as of September 30, 2003, had $294 billion in assets under management.

BlackRock uses a team approach in the management of the fund's portfolio. Members of the team include the following individuals: Scott Amero, managing director, has been with BlackRock since 1990 and Todd Kopstein, managing director, has been with BlackRock since 1994.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS.
Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment advisor for UBS PACE Municipal Fixed Income Investments. Standish Mellon is located at One Boston Place, Boston, Massachusetts 02111. Standish Mellon assumed management of the fund on August 1, 2001. Standish Mellon's predecessor was founded in 1933 and, as of September 30, 2003, Standish Mellon had over $137.7 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is a senior vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS.
Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates serve as investment advisors for UBS PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2003, it had approximately $5.8 billion in assets under management.

Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Gray, who has held his fund responsibilities since April 1999.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999).

Fischer Francis Trees & Watts, Inc. ("FFTW") is located at 200 Park Avenue, 46th Floor, New York, New York 10166. FFTW is an investment advisor registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2003, FFTW, including its affiliates, had approximately $40.5 billion in assets under management.

FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The portfolio manager is David J. Marmon. Key members of the team are Adnan Akant, Stewart Russell (co-chief investment officer of FFTW), John Carey, Kevin Corrigan and Richard Williams (co-chief investment officer of FFTW) all of whom are managing directors of FFTW. With the exception of Mr. Marmon, who has held his fund responsibilities since September 2003, all other individuals have held their fund responsibilities since October 2000.

Mr. Marmon joined FFTW in 1990. He is one of seven senior portfolio managers in the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW's management. He also leads the Corporate Credit Team, which determines the security selection of corporate and high yield bonds.

Mr. Akant joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer in 1979.

Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan.

Mr. Carey joined FFTW in 1998 from Atlantic Portfolio Analytics and Management. He is a member of FFTW's Investment Strategy Group and is head of the Structured Securities Team. He is the product manager for FFTW's Mortgage Index and Short Duration-Higher Credit Risk portfolios.

Mr. Corrigan joined FFTW in 1995 from JP Morgan. He heads the European Corporate Credit Team and is the product manager for European Domestic portfolios. Mr. Corrigan currently specializes in European financial institutions and is a member of the Investment Strategy Group.

Mr. Williams joined FFTW in 1995 from Deutsche Morgan Grenfell, where he worked as an analyst in the fixed-income research department.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS.
Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA") serve as investment advisors for UBS PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2003, ICAP had approximately $11 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since July 1, 2000.

Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2003, Westwood had approximately $3.6 billion in assets under management. Susan M. Byrne, president of Westwood since 1983, is primarily responsible for the day-to-day management of Westwood's share of the fund's assets. Ms. Byrne has held her fund responsibilities since July 1, 2000.

SSgA is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2003, SSgA had approximately $83.6 billion in assets under management and is part of a group of companies that manages approximately $964.6 billion. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS.

GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA") serve as investment advisors for UBS PACE Large Co Growth Equity Investments. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904. GEAM, established in 1988, is a wholly owned subsidiary of General Electric Company and is considered one of the largest independent managers of institutional assets in the US. As of September 30, 2003, GEAM had approximately $178 billion in assets under management. David
B. Carlson is primarily responsible for the day-to-day management of the fund's assets allocated to GEAM. Mr. Carlson is a senior vice president and portfolio manager and has been with GEAM since 1982. GEAM has held its fund responsibilities since September 16, 2002.

Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was formed in September 1997 and is a wholly owned indirect subsidiary of Bank of America Corporation. As of September 30, 2003, Marsico had approximately $24.4 billion in assets under management. James A. Hillary, portfolio manager and senior analyst with Marsico, is primarily responsible for the day-to-day management of Marsico's portion of the fund and joined Marsico in 1997. Marsico has held its fund responsibilities since September 16, 2002.

SSgA is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2003, SSgA had approximately $83.6 billion in assets under management and is part of a group of companies that manages approximately $964.6 billion. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS.
Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Ariel is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. It is an investment manager with approximately $13.9 billion in assets under management as of September 30, 2003. John W. Rogers, Jr. is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his responsibilities since September 2002. He is the founder of Ariel and serves as its chairman and chief investment officer. Ariel has held its fund responsibilities since October 1999.

ICM is located at 601 W. Main Avenue, Suite 600, Spokane, Washington 99201. Although ICM has been registered as an investment advisor since 1982, it had not previously advised mutual funds before October 2000. As of September 30, 2003, it had approximately $2.1 billion in assets under management. ICM uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since October 10, 2000. ICM's team is led by Kevin A. Jones, CFA, James M. Simmons, CFA and Dave Pointer, CFA. Five experienced analysts round out the research team led by Messrs. Simmons, Jones and Pointer.

Mr. Simmons is the founder and chief investment officer of ICM. Mr. Jones is a senior portfolio manager with ICM and has managed small- and mid-cap portfolios since 1997. Prior to his appointment as senior portfolio manager in October 1998, Mr. Jones covered numerous industries as a research analyst. He has over 14 years experience in the securities industry. Mr. Pointer is a senior portfolio manager with ICM and joined their small- and mid-cap team in September 2003. Prior to joining ICM, Mr. Pointer was a portfolio manager for AIM Investments.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. Delaware Management Company, a series of Delaware Management Business Trust, serves as investment advisor for UBS PACE Small/Medium Co Growth Equity Investments. Delaware Management Company is located at One Commerce Square, Philadelphia, Pennsylvania 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938. As of September 30, 2003, Delaware Management Company and its investment advisory affiliates had over $95 billion in assets under management.

Gerald S. Frey is primarily responsible for the fund's day-to-day portfolio management and has held his fund responsibilities since December 1996. Mr. Frey is managing director/chief investment officer, growth investing of Delaware Management Company. He has 22 years of experience in the money management business.

In making investment decisions for the fund, Mr. Frey regularly consults with other members of the Delaware Management Company team: John A. Heffern, Marshall
T. Bassett, Jeffrey W. Hynoski, Steven Lampe, Lori P. Wachs and Francis J. Houghton, Jr. Mr. Heffern joined Delaware Management Company in 1997 and serves as a vice president and portfolio manager. Mr. Bassett joined Delaware Management Company in 1997 and serves as a vice president and portfolio manager. Mr. Hynoski joined Delaware Management Company in 1998 and serves as a vice president and portfolio manager. Previously, he held the position of vice president with Bessemer Trust Company. Mr. Lampe joined Delaware Management Company in 1995 and serves as a vice president and portfolio manager. Ms. Wachs joined Delaware Management Company in 1992 and serves as a vice president and portfolio manager. Mr. Houghton joined Delaware Management Company in 2000 and serves as a vice president and senior portfolio manager. Previously, he was president and a portfolio manager of Lynch & Mayer, Inc., a Delaware affiliate, since 1990.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS.

Martin Currie Inc. serves as investment advisor for UBS PACE International Equity Investments. Martin Currie Inc. is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. Martin Currie Inc. and its affiliates are part of one of Scotland's leading independent investment management companies which, since its founding in 1881, has developed an expertise in equity investments. As of September 30, 2003, Martin Currie Inc. and its affiliates had over $9.7 billion in assets under management.

Martin Currie Inc. uses a team approach in the management of the fund's portfolio. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie Inc. since 1997. Mr. Fairweather joined Martin Currie Inc. in 1984 and has served in various investment management capacities since then. He has held his fund responsibilities since its inception in August 1995.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Investments. Baring is located at 155 Bishopsgate, London, England, ECMZM 3XY. Baring Holdings is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V. As of September 30, 2003, Baring had approximately $32.6 billion in assets under management.

Baring uses a team approach in the management of its share of the fund's assets. The team consists of invest-ment professionals with geographic or regional experience, as well as quantitative research specialists who serve as a central resource to analyze investment issues from a purely quantitative perspective.

GGP is located at 1200 River Road, Conschocken, Pennsylvania 19428. GGP offers international investment capabilities on behalf of the Gartmore Group to the US institutional marketplace. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring ten affiliated investment advisors including GGP. Collectively these affiliates have over $81.1 billion in net assets under management as of September 30, 2003, of which $1.3 billion are devoted to pacific and emerging markets strategies.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Team are the portfolio managers primarily responsible for the day-to-day management of the fund.

Mr. Ehrmann joined GGP in 1995 as Head of the Emerging Markets Equity team. He was appointed Head of the Pacific & Emerging Markets Team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets at Invesco.

Mr. Dalgliesh joined GGP in 2002 as an Investment Manager in the Pacific & Emerging Markets Team. Prior to joining GGP, Mr. Dalgliesh spent seven years as an Asia Pacific Equity Fund Manager at Jupiter Asset Management.

Dividends and Taxes

DIVIDENDS

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS, UBS PACE STRATEGIC FIXED INCOME INVESTMENTS, UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS AND UBS PACE GLOBAL FIXED INCOME INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS, UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS AND UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the funds through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.


TAXES

UBS PACE Municipal Fixed Income Investments seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular Federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Distributions of short-term capital gains will be taxed as ordinary income. Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than one year. Your fund will tell you annually how you should treat its dividends for tax purposes.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the funds before May 6, 2003 will be taxed at the maximum rate of 20%

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding", by law we must withhold a portion of your distributions and redemption proceeds to pay US federal income taxes.

See the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisors.

                  (This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial Highlights

The following financial highlights tables are intended to help you understand each fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.

UBS PACE Government Securities Fixed Income Investments

                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002        JULY 31, 2001(a)
                                                                         -----------     -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.08     $     12.84       $     12.65
                                                                         -----------     -----------       -----------
Net investment income                                                           0.33            0.64              0.39
Net realized and unrealized gains (losses) from investment activities,
   options written, swaps and futures                                          (0.18)           0.29              0.18
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.15            0.93              0.57
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.42)          (0.64)            (0.38)
Distributions from net realized gains from investment activities                  --           (0.05)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.42)          (0.69)            (0.38)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.81     $     13.08       $     12.84
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     1.13%           7.47%             4.61%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   190,933     $   213,835       $   224,837
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.04%           0.96%             0.98%++++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.20%           1.15%             1.14%++++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.57%           4.92%             6.09%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.41%           4.73%             5.93%*
Portfolio turnover                                                               741%            369%            631%

----------
   * Annualized.
++++ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.
 (1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
 (a) For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

 (b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.
 (c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.
 (d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                               CLASS B
                                                                         ----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(b)
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.08     $     12.83       $     12.47
                                                                         -----------     -----------       -----------
Net investment income                                                           0.23            0.53              0.47
Net realized and unrealized gains (losses) from investment activities,
   options written, swaps and futures                                          (0.18)           0.31              0.37
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.05            0.84              0.84
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.32)          (0.54)            (0.48)
Distributions from net realized gains from investment activities                  --           (0.05)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.32)          (0.59)            (0.48)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.81     $     13.08       $     12.83
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     0.34%           6.63%             6.96%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    15,056     $    16,966       $    13,175
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.82%           1.76%             1.75%++++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.94%           1.90%             1.90%++++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       1.79%           4.12%             5.31%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       1.67%           3.99%             5.16%*
Portfolio turnover                                                               741%            369%            631%

                                                                                                CLASS C
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002       JULY 31, 2001(c)
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.09     $     12.84       $     12.33
                                                                         -----------     -----------       -----------
Net investment income                                                           0.26            0.57              0.49
Net realized and unrealized gains (losses) from investment activities,
   options written, swaps and futures                                          (0.18)           0.30              0.51
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.08            0.87              1.00
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.35)          (0.57)            (0.49)
Distributions from net realized gains from investment activities                  --           (0.05)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.35)          (0.62)            (0.49)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.82     $     13.09       $     12.84
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     0.59%           6.99%             8.26%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    50,245     $    56,849       $    57,745
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.57%           1.48%             1.49%++++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.77%           1.73%             1.70%++++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.04%           4.40%             5.59%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       1.84%           4.15%             5.38%*
Portfolio turnover                                                               741%            369%            631%

                                                                                              CLASS Y
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(d)
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.07     $     12.84       $     12.65
                                                                         -----------     -----------       -----------
Net investment income                                                           0.37            0.68              0.39
Net realized and unrealized gains (losses) from investment activities,
   options written, swaps and futures                                          (0.18)           0.29              0.20
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.19            0.97              0.59
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.46)          (0.69)            (0.40)
Distributions from net realized gains from investment activities                  --           (0.05)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.46)          (0.74)            (0.40)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.80     $     13.07       $     12.84
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     1.46%           7.77%             4.77%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    16,466     $    19,250       $   133,649
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               0.72%           0.64%             0.66%++++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               0.88%           0.80%             0.84%++++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.89%           5.32%             6.50%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.73%           5.16%             6.32%*
Portfolio turnover                                                               741%            369%            631%

UBS PACE Intermediate Fixed Income Investments

                                                                                              CLASS A
                                                                         ------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002#       JULY 31, 2001(a)#
                                                                         -----------     -----------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.13     $     12.32       $     12.16
                                                                         -----------     -----------       -----------
Net investment income                                                           0.33            0.75              0.35
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions and
   forward contracts                                                            0.34           (1.19)             0.16
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.67           (0.44)             0.51
Dividends from net investment income                                           (0.34)          (0.75)            (0.35)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.46     $     11.13       $     12.32
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     6.05%          (3.90)%            4.24%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   113,500     $   129,520       $   157,341
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.03%           0.96%             0.97%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.14%           1.10%             1.03%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.86%           6.14%             5.77%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.75%           6.00%             5.71%*
Portfolio turnover                                                               294%            121%               82%

----------
  *  Annualized.

  # Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                              CLASS B
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002#      JULY 31, 2001(b)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.15     $     12.33       $     12.03
                                                                         -----------     -----------       -----------
Net investment income                                                           0.24            0.65              0.41
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions and
   forward contracts                                                            0.33           (1.18)             0.30
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.57           (0.53)             0.71
Dividends from net investment income                                           (0.25)          (0.65)            (0.41)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.47     $     11.15       $     12.33
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     5.13%          (4.57)%            6.04%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     9,871     $    11,626       $    15,168
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.79%           1.74%             1.74%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.87%           1.82%             1.78%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.10%           5.35%             4.99%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.02%           5.27%             4.95%*
Portfolio turnover                                                               294%            121%               82%

                                                                                              CLASS C
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002#      JULY 31, 2001(c)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.15     $     12.33       $     11.92
                                                                         -----------     -----------       -----------
Net investment income                                                           0.27            0.69              0.44
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions and
   forward contracts                                                            0.34           (1.19)             0.41
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.61           (0.50)             0.85
Dividends from net investment income                                           (0.28)          (0.68)            (0.44)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.48     $     11.15       $     12.33
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     5.49%          (4.31)%            7.20%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    12,281     $    15,508       $    19,529
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.53%           1.47%             1.48%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.63%           1.58%             1.54%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.37%           5.63%             5.26%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.27%           5.52%             5.20%*
Portfolio turnover                                                               294%            121%               82%

                                                                                              CLASS Y
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002#      JULY 31, 2001(d)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.14     $     12.33       $     12.16
                                                                         -----------     -----------       -----------
Net investment income                                                           0.36            0.78              0.36
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions and
   forward contracts                                                            0.34           (1.19)             0.17
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.70           (0.41)             0.53
Dividends from net investment income                                           (0.37)          (0.78)            (0.36)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.47     $     11.14       $     12.33
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     6.32%          (3.64)%            4.45%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     1,730     $     2,589       $     3,613
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               0.77%           0.71%             0.71%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               0.89%           0.84%             0.79%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       3.15%           6.39%             5.96%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       3.03%           6.26%             5.88%*
Portfolio turnover                                                               294%            121%               82%

UBS PACE Strategic Fixed Income Investments

                                                                                              CLASS A
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002        JULY 31, 2001(a)
                                                                         ---------------------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.16     $     12.91       $     12.53
                                                                         -----------     -----------       -----------
Net investment income                                                           0.57@           0.58@             0.47
Net realized and unrealized gains from investment
   activities, futures, swaps, options written and foreign
   currency transactions and forward contracts                                  0.25@           0.25@             0.38
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.82            0.83              0.85
Dividends from net investment income                                           (0.54)          (0.58)            (0.47)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     13.44     $     13.16       $     12.91
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     6.22%           6.55%             6.93%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    26,814     $    26,242       $    29,899
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.21%           1.14%             1.14%++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.25%           1.27%             1.21%++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       4.13%           4.41%             5.52%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       4.09%           4.28%             5.45%*
Portfolio turnover                                                               357%            375%              519%

----------
  *  Annualized.

  @  Calculated using the average monthly shares outstanding for the year.

 ++ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through July 31,
     2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         ----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(b)
                                                                         ---------------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.15     $     12.91       $     12.66
                                                                         -----------     -----------       -----------
Net investment income                                                           0.48@           0.48@             0.30
Net realized and unrealized gains from investment
   activities, futures, swaps, options written and foreign
   currency transactions and forward contracts                                  0.25@           0.24@             0.25
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.73            0.72              0.55
Dividends from net investment income                                           (0.44)          (0.48)            (0.30)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     13.44     $     13.15       $     12.91
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     5.52%           5.66%             4.38%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    11,227     $    16,337       $    17,078
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.93%           1.90%             1.91%++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.95%           1.93%             1.96%++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       3.49%           3.64%             4.73%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       3.47%           3.61%             4.68%*
Portfolio turnover                                                               357%            375%              519%

                                                                                             CLASS C
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002       JULY 31, 2001(c)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.16     $     12.91       $     12.43
                                                                         -----------     -----------       -----------
Net investment income                                                           0.50@           0.51@             0.43
Net realized and unrealized gains from investment
   activities, futures, swaps, options written and foreign
   currency transactions and forward contracts                                  0.25@           0.25@             0.48
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.75            0.76              0.91
Dividends from net investment income                                           (0.47)          (0.51)            (0.43)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     13.44     $     13.16       $     12.91
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     5.69%           6.01%             7.43%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    10,827     $    13,325       $    16,743
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.70%           1.65%             1.65%++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.72%           1.70%             1.71%++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       3.67%           3.90%             5.00%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       3.65%           3.85%             4.94%*
Portfolio turnover                                                               357%            375%              519%

                                                                                             CLASS Y
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(d)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.16     $     12.91       $     12.77
                                                                         -----------     -----------       -----------
Net investment income                                                           0.61@           0.61@             0.36
Net realized and unrealized gains from investment
   activities, futures, swaps, options written and foreign
   currency transactions and forward contracts                                  0.23@           0.25@             0.14
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.84            0.86              0.50
Dividends from net investment income                                           (0.57)          (0.61)            (0.36)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     13.43     $     13.16       $     12.91
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     6.39%           6.80%             3.98%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $       551     $       342       $       613
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               0.98%           0.89%             0.88%++*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               0.98%           0.99%             0.97%++*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       4.19%           4.65%             5.74%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       4.19%           4.55%             5.65%*
Portfolio turnover                                                               357%            375%              519%

UBS PACE Municipal Fixed Income Investments

                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002        JULY 31, 2001(a)
                                                                         -----------     -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     12.70     $     12.52       $     12.43
                                                                         -----------     -----------       -----------
Net investment income                                                           0.45            0.51              0.26
Net realized and unrealized gains (losses) from investment activities          (0.14)           0.18              0.09
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.31            0.69              0.35
Dividends from net investment income                                           (0.45)          (0.51)            (0.26)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.56     $     12.70       $     12.52
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     2.42%           5.62%             2.86%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   153,966     $   167,685       $   178,299
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               0.93%           0.87%             0.88%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.06%           1.05%             1.01%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       3.49%           4.01%             4.16%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       3.36%           3.83%             4.03%*
Portfolio turnover                                                                42%             20%               68%

----------
  *  Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         ----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------       ENDED
                                                                            2003            2002       JULY 31, 2001(c)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     12.70     $     12.52       $     12.42
                                                                         -----------     -----------       -----------
Net investment income                                                           0.35            0.41              0.19
Net realized and unrealized gains (losses) from investment activities          (0.14)           0.18              0.10
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.21            0.59              0.29
Dividends from net investment income                                           (0.35)          (0.41)            (0.19)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.56     $     12.70       $     12.52
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     1.65%           4.81%             2.32%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     7,870     $    10,949       $    14,518
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.68%           1.62%             1.63%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.80%           1.80%             1.76%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.75%           3.26%             3.41%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.63%           3.08%             3.28%*
Portfolio turnover                                                                42%             20%               68%

                                                                                             CLASS C
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002       JULY 31, 2001(b)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     12.70     $     12.52       $     12.19
                                                                         -----------     -----------       -----------
Net investment income                                                           0.38            0.44              0.31
Net realized and unrealized gains (losses) from investment activities          (0.14)           0.18              0.33
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.24            0.62              0.64
Dividends from net investment income                                           (0.38)          (0.44)            (0.31)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.56     $     12.70       $     12.52
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     1.88%           5.07%             5.33%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    28,882     $    30,776       $    32,075
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.45%           1.39%             1.40%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.56%           1.57%             1.53%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.96%           3.50%             3.65%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.85%           3.32%             3.52%*
Portfolio turnover                                                                42%             20%               68%

                                                                                             CLASS Y
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(c)
                                                                         ---------------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     12.70     $     12.52       $     12.42
                                                                         -----------     -----------       -----------
Net investment income                                                           0.48            0.54              0.24
Net realized and unrealized gains (losses) from investment activities          (0.14)           0.18              0.10
                                                                         -----------     -----------       -----------
Net increase from operations                                                    0.34            0.72              0.34
Dividends from net investment income                                           (0.48)          (0.54)            (0.24)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.56     $     12.70       $     12.52
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     2.65%           5.87%             2.72%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $       194     $       316       $       399
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               0.69%           0.63%             0.64%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               0.85%           0.84%             0.83%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       3.73%           4.25%             4.40%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       3.57%           4.04%             4.21%*
Portfolio turnover                                                                42%             20%               68%

UBS PACE Global Fixed Income Investments

                                                                                             CLASS A
                                                                         ------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002+       JULY 31, 2001(a)#
                                                                         -----------     -----------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.91     $     10.27       $     10.45
                                                                         -----------     -----------       -----------
Net investment income                                                           0.27@           0.35@             0.30
Net realized and unrealized gains (losses) from investment
   activities, futures, options written and foreign currency
   transactions and forward contracts                                           0.92@           0.67@            (0.18)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.19            1.02              0.12
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.32)             --                --
Dividends from paid in capital                                                    --           (0.38)            (0.30)
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.32)          (0.38)            (0.30)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.78     $     10.91       $     10.27
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    11.01%          10.20%             1.09%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   176,124     $   177,870       $   190,838
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.33%           1.24%             1.21%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.45%           1.42%             1.41%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.32%           3.40%             4.42%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.20%           3.22%             4.22%*
Portfolio turnover                                                               274%            328%              270%

----------
  *  Annualized.

  # A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

  @  Calculated using average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.
  + As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities, futures and forward foreign currency transactions per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B, from 3.15% to 2.89% for Class C and from 3.88% to 3.62% for Class
     Y. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                             CLASS B
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------       ENDED
                                                                            2003            2002+      JULY 31, 2001(b)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.93     $     10.28       $     10.81
                                                                         -----------     -----------       -----------
Net investment income                                                           0.18@           0.27@             0.18
Net realized and unrealized gains (losses) from investment
   activities, futures, options written and foreign currency
   transactions and forward contracts                                           0.92@           0.68@            (0.54)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.10            0.95             (0.36)
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.23)             --                --
Dividends from paid in capital                                                    --           (0.30)            (0.17)
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.23)          (0.30)            (0.17)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.80     $     10.93       $     10.28
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    10.16%           9.44%            (3.34)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     2,233     $     1,863       $     2,381
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.09%           2.01%             1.98%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.21%           2.29%             2.55%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       1.56%           2.65%             3.61%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       1.44%           2.37%             3.04%*
Portfolio turnover                                                               274%            328%              270%

                                                                                             CLASS C
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002+      JULY 31, 2001(c)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.91     $     10.27       $     10.38
                                                                         -----------     -----------       -----------
Net investment income                                                           0.21@           0.30@             0.26
Net realized and unrealized gains (losses) from investment
   activities, futures, options written and foreign currency
   transactions and forward contracts                                           0.92@           0.67@            (0.11)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.13            0.97              0.15
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.26)             --                --
Dividends from paid in capital                                                    --           (0.33)            (0.26)
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.26)          (0.33)            (0.26)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.78     $     10.91       $     10.27
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    10.43%           9.63%             1.45%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     9,633     $    13,025       $    13,632
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.83%           1.76%             1.72%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.97%           1.90%             1.90%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       1.84%           2.89%             3.91%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       1.70%           2.75%             3.73%*
Portfolio turnover                                                               274%            328%              270%

                                                                                             CLASS Y
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002+      JULY 31, 2001(d)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.91     $     10.27       $     10.73
                                                                         -----------     -----------       -----------
Net investment income                                                           0.30@           0.36@             0.27
Net realized and unrealized gains (losses) from investment
   activities, futures, options written and foreign currency
   transactions and forward contracts                                           0.92@           0.69@            (0.46)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.22            1.05             (0.19)
                                                                         -----------     -----------       -----------
Dividends from net investment income                                           (0.35)             --                --
Dividends from paid in capital                                                    --           (0.41)            (0.27)
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (0.35)          (0.41)            (0.27)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     11.78     $     10.91       $     10.27
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    11.34%          10.49%            (1.76)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    12,429     $    10,360       $     4,825
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.04%           0.99%             0.95%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.09%           1.08%             1.08%*
Net investment income to average net assets, net of fee waivers and
   expense reimbursements                                                       2.61%           3.62%             4.69%*
Net investment income to average net assets, before fee waivers and
   expense reimbursements                                                       2.56%           3.53%             4.56%*
Portfolio turnover                                                               274%            328%              270%

UBS PACE Large Co Value Equity Investments

                                                                                             CLASS A
                                                                         ------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002        JULY 31, 2001(a)#
                                                                         -----------     -----------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     14.83     $     17.52       $     16.76
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.15            0.12              0.04
Net realized and unrealized gains (losses) from investment
   activities and futures                                                       0.55           (2.71)             0.72
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.70           (2.59)             0.76
Dividends from net investment income                                           (0.14)          (0.10)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     15.39     $     14.83       $     17.52
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     4.82%         (14.85)%            4.53%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   296,936     $   325,252       $   447,486
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.21%           1.14%             1.13%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.33%           1.28%             1.25%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                           1.01%           0.71%             0.54%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                           0.89%           0.57%             0.42%*
Portfolio turnover                                                                72%             79%              148%

----------
  *  Annualized.

  # Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and
     WestwoodManagement Corp. on July 1, 2000. SSgA Funds Management, Inc. (through its predecessor in interest) assumed investment advisory functions with respect to a portion of the Portfolio on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                            2003            2002       JULY 31, 2001(a)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     14.75     $     17.46       $     16.76
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.02           (0.02)            (0.02)
Net realized and unrealized gains (losses) from investment
   activities and futures                                                       0.57           (2.69)             0.72
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.59           (2.71)             0.70
Dividends from net investment income                                              --              --                --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     15.34     $     14.75       $     17.46
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     4.00%         (15.52)%            4.18%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    58,523     $    77,722       $   131,700
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.01%           1.92%             1.90%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.13%           2.06%             2.04%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                           0.21%          (0.07)%           (0.22)%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                           0.09%          (0.21)%           (0.38)%*
Portfolio turnover                                                                72%             79%              148%

                                                                                             CLASS C
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,               FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002       JULY 31, 2001(a)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     14.75     $     17.46       $     16.76
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.03           (0.02)            (0.02)
Net realized and unrealized gains (losses) from investment
   activities and futures                                                       0.57           (2.69)             0.72
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.60           (2.71)             0.70
Dividends from net investment income                                           (0.01)             --                --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     15.34     $     14.75       $     17.46
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     4.04%         (15.52)%            4.18%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    46,437     $    52,912       $    76,977
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.00%           1.92%             1.89%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.12%           2.06%             2.04%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                           0.22%          (0.07)%           (0.21)%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                           0.10%          (0.21)%           (0.38)%*
Portfolio turnover                                                                72%             79%              148%

                                                                                             CLASS Y
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(b)#
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     14.85     $     17.54       $     17.15
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.20            0.16              0.06
Net realized and unrealized gains (losses) from investment
   activities and futures                                                       0.55           (2.71)             0.33
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.75           (2.55)             0.39
Dividends from net investment income                                           (0.19)          (0.14)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     15.41     $     14.85       $     17.54
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     5.19%         (14.63)%            2.27%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    36,448     $    41,046       $    39,612
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               0.87%           0.84%             0.85%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               0.97%           0.93%             0.93%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                           1.35%           0.99%             0.80%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                           1.25%           0.90%             0.72%*
Portfolio turnover                                                                72%             79%              148%

UBS PACE Large Co Growth Equity Investments

                                                                                             CLASS A
                                                                         ------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                           2003++           2002        JULY 31, 2001(a)+
                                                                         -----------     -----------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.49     $     16.86       $     21.61
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.05)@         (0.08)@           (0.05)
Net realized and unrealized gains (losses) from investment activities           1.34@          (5.29)@           (4.70)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.29           (5.37)            (4.75)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.78     $     11.49       $     16.86
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    11.23%         (31.85)%          (21.98)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $   109,326     $   115,625       $   208,102
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.25%           1.14%             1.11%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.40%           1.31%             1.25%*
Net investment loss to average net assets, net of fee
   waivers and expense reimbursements                                          (0.46)%         (0.52)%           (0.54)%*
Net investment loss to average net assets, before fee
   waivers and expense reimbursements                                          (0.61)%         (0.69)%           (0.68)%*
Portfolio turnover                                                               107%             57%               64%

----------
  *  Annualized.

  + A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. (through its predecessor in interest) on October 10, 2000.
 ++ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.
  @  Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                           2003++           2002       JULY 31, 2001(a)+
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.36     $     16.80       $     21.61
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.15)@         (0.19)@           (0.15)
Net realized and unrealized gains (losses) from investment activities           1.32@          (5.25)@           (4.66)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.17           (5.44)            (4.81)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.53     $     11.36       $     16.80
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    10.30%         (32.38)%          (22.26)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    10,503     $    12,853       $    29,814
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.09%           1.94%             1.88%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.31%           2.20%             2.09%*
Net investment loss to average net assets, net of fee
   waivers and expense reimbursements                                          (1.29)%         (1.32)%           (1.32)%*
Net investment loss to average net assets, before fee
   waivers and expense reimbursements                                          (1.51)%         (1.58)%           (1.53)%*
Portfolio turnover                                                               107%             57%               64%

                                                                                             CLASS C
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                           2003++           2002       JULY 31, 2001(a)+
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.36     $     16.81       $     21.61
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.14)@         (0.19)@           (0.14)
Net realized and unrealized gains (losses) from investment activities           1.32@          (5.26)@           (4.66)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.18           (5.45)            (4.80)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.54     $     11.36       $     16.81
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    10.39%         (32.42)%          (22.21)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    12,598     $    13,845       $    25,005
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.05%           1.92%             1.87%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.24%           2.15%             2.07%*
Net investment loss to average net assets, net of fee
   waivers and expense reimbursements                                          (1.26)%         (1.29)%           (1.31)%*
Net investment loss to average net assets, before fee
   waivers and expense reimbursements                                          (1.45)%         (1.52)%           (1.51)%*
Portfolio turnover                                                               107%             57%               64%

                                                                                             CLASS Y
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                           2003++           2002       JULY 31, 2001(b)+
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     11.54     $     16.88       $     20.02
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.01)@         (0.03)@           (0.02)
Net realized and unrealized gains (losses) from investment activities           1.35@          (5.31)@           (3.12)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.34           (5.34)            (3.14)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.88     $     11.54       $     16.88
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    11.61%         (31.64)%          (15.63)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    23,829     $    20,990       $    29,634
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               0.90%           0.85%             0.85%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               0.98%           0.95%             0.91%*
Net investment loss to average net assets, net of fee
   waivers and expense reimbursements                                          (0.11)%         (0.23)%           (0.27)%*
Net investment loss to average net assets, before fee
   waivers and expense reimbursements                                          (0.19)%         (0.33)%           (0.33)%*
Portfolio turnover                                                               107%             57%               64%

UBS PACE Small/Medium Co Value Equity Investments

                                                                                             CLASS A
                                                                         ------------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002        JULY 31, 2001(a)+
                                                                         -----------     -----------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     16.10     $     17.00       $     13.91
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                   (0.04)@         (0.05)             0.03
Net realized and unrealized gains (losses) from investment activities           1.57@          (0.79)             3.06
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.53           (0.84)             3.09
                                                                         -----------     -----------       -----------
Dividends from net investment income                                              --           (0.04)               --
Distributions from net realized gains from investment activities               (1.14)          (0.02)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (1.14)          (0.06)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     16.49     $     16.10       $     17.00
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    10.88%          (4.95)%           22.21%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    44,758     $    44,464       $    46,241
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.36%           1.30%             1.26%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.40%           1.32%             1.28%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                          (0.27)%         (0.19)%            0.41%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                          (0.31)%         (0.21)%            0.39%*
Portfolio turnover                                                                32%             44%               72%

----------
  *  Annualized.

  @  Calculated using the average monthly shares outstanding for the year.
  + Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(b)+
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     15.95     $     16.94       $     13.86
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                   (0.16)@         (0.16)            (0.03)
Net realized and unrealized gains (losses) from investment activities           1.54@          (0.81)             3.11
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.38           (0.97)             3.08
                                                                         -----------     -----------       -----------
Dividends from net investment income                                              --              --                --
Distributions from net realized gains from investment activities               (1.14)          (0.02)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (1.14)          (0.02)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     16.19     $     15.95       $     16.94
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    10.00%          (5.72)%           22.22%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    10,877     $    12,953       $    12,811
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.17%           2.09%             2.03%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.20%           2.11%             2.05%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                          (1.08)%         (0.98)%           (0.37)%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                          (1.11)%         (1.00)%           (0.39)%*
Portfolio turnover                                                                32%             44%               72%

                                                                                             CLASS C
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002       JULY 31, 2001(a)+
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     15.95     $     16.94       $     13.91
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                   (0.15)@         (0.17)            (0.03)
Net realized and unrealized gains (losses) from investment activities           1.53@          (0.80)             3.06
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.38           (0.97)             3.03
                                                                         -----------     -----------       -----------
Dividends from net investment income                                              --              --                --
Distributions from net realized gains from investment activities               (1.14)          (0.02)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (1.14)          (0.02)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     16.19     $     15.95       $     16.94
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    10.00%          (5.72)%           21.78%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    12,759     $    13,450       $    13,741
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.16%           2.09%             2.02%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.19%           2.10%             2.06%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                          (1.07)%         (0.98)%           (0.36)%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                          (1.10)%         (0.99)%           (0.40)%*
Portfolio turnover                                                                32%             44%               72%

                                                                                             CLASS Y
                                                                         -----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(c)+
                                                                         -----------     -----------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     16.13     $     17.02       $     13.69
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                   (0.01)@          0.01              0.05
Net realized and unrealized gains (losses) from investment activities           1.58@          (0.81)             3.28
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.57           (0.80)             3.33
                                                                         -----------     -----------       -----------
Dividends from net investment income                                              --           (0.07)               --
Distributions from net realized gains from investment activities               (1.14)          (0.02)               --
                                                                         -----------     -----------       -----------
Total dividends and distributions                                              (1.14)          (0.09)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     16.56     $     16.13       $     17.02
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    11.12%          (4.73)%           24.32%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     1,813     $     1,481       $     1,699
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.14%           1.06%             1.00%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               1.16%           1.08%             1.03%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                          (0.05)%          0.07%             0.67%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                          (0.07)%          0.05%             0.64%*
Portfolio turnover                                                                32%             44%               72%

UBS PACE Small/Medium Co Growth Equity Investments

                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002        JULY 31, 2001(a)
                                                                         -----------     -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.84     $     13.65       $     17.19
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.10)@         (0.11)@           (0.04)
Net realized and unrealized gains (losses) from investment activities           2.34@          (2.70)@           (3.50)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         2.24           (2.81)            (3.54)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     13.08     $     10.84       $     13.65
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    20.66%         (20.59)%          (20.59)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    63,435     $    61,535       $    89,283
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               1.38%           1.30%             1.21%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               1.41%           1.34%             1.29%*
Net investment loss to average net assets, net of fee waivers
   and expense reimbursements from and recoupments to manager                  (0.87)%         (0.88)%           (0.56)%*
Net investment loss to average net assets, before fee waivers
   and expense reimbursements from and recoupments to manager                  (0.90)%         (0.92)%           (0.64)%*
Portfolio turnover                                                                50%             48%               68%

----------
  *  Annualized.

  @  Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(2) For the years ended July 31, 2003 and July 31, 2002, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         ----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(a)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.71     $     13.60       $     17.19
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.19)@         (0.20)@           (0.09)
Net realized and unrealized gains (losses) from investment activities           2.30@          (2.69)@           (3.50)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         2.11           (2.89)            (3.59)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.82     $     10.71       $     13.60
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    19.70%         (21.25)%          (20.88)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     5,334     $     6,795       $    16,620
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               2.24%           2.08%             1.98%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               2.30%           2.22%             2.12%*
Net investment loss to average net assets, net of fee waivers
   and expense reimbursements from and recoupments to manager                  (1.72)%         (1.63)%           (1.24)%*
Net investment loss to average net assets, before fee waivers
   and expense reimbursements from and recoupments to manager                  (1.78)%         (1.77)%           (1.38)%*
Portfolio turnover                                                                50%             48%               68%

                                                                                             CLASS C
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002       JULY 31, 2001(a)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.71     $     13.60       $     17.19
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.18)@         (0.21)@           (0.09)
Net realized and unrealized gains (losses) from investment activities           2.30@          (2.68)@           (3.50)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         2.12           (2.89)            (3.59)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     12.83     $     10.71       $     13.60
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    19.79%         (21.25)%          (20.88)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     9,459     $     9,380       $    13,654
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               2.18%           2.08%             1.97%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               2.22%           2.14%             2.09%*
Net investment loss to average net assets, net of fee waivers
   and expense reimbursements from and recoupments to manager                  (1.67)%         (1.65)%           (1.24)%*
Net investment loss to average net assets, before fee waivers
   and expense reimbursements from and recoupments to manager                  (1.71)%         (1.71)%           (1.36)%*
Portfolio turnover                                                                50%             48%               68%

                                                                                             CLASS Y
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(b)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.87     $     13.68       $     14.93
                                                                         -----------     -----------       -----------
Net investment loss                                                            (0.08)@         (0.02)@           (0.02)
Net realized and unrealized gains (losses) from investment activities           2.36@          (2.79)@           (1.23)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         2.28           (2.81)            (1.25)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     13.15     $     10.87       $     13.68
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    20.97%         (20.54)%           (8.37)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     1,372     $       284       $       390
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               1.22%(2)        1.04%             0.95%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               1.16%(2)        1.00%(2)          1.13%*
Net investment loss to average net assets, net of fee waivers
   and expense reimbursements from and recoupments to manager                  (0.69)%(2)      (0.21)%           (0.26)%*
Net investment loss to average net assets, before fee waivers
   and expense reimbursements from and recoupments to manager                  (0.63)%(2)      (0.17)%(2)        (0.44)%*
Portfolio turnover                                                                50%             48%               68%

UBS PACE International Equity Investments

                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                             2003           2002        JULY 31, 2001(a)
                                                                         -----------     -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.08     $     12.58       $     15.25
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.09            0.04              0.08
Net realized and unrealized gains (losses) from investment
   activities and foreign currency transactions and
   forward contracts                                                            0.21           (2.43)            (2.75)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.30           (2.39)            (2.67)
Dividends from net investment income                                           (0.01)          (0.11)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     10.37     $     10.08       $     12.58
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     2.95%         (19.09)%          (17.51)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    90,630     $    94,785       $   143,163
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               1.58%           1.52%             1.40%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               1.62%           1.60%             1.50%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements from and recoupments to manager           0.92%           0.20%             1.10%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements from and recoupments to manager           0.88%           0.12%             1.00%*
Portfolio turnover                                                                88%            109%               60%

----------
  *  Annualized.

  + For the year ended July 31, 2003, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class Y.
 ++  Amount is less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         ----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(a)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.05     $     12.53       $     15.25
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                   (0.03)          (0.03)             0.02
Net realized and unrealized gains (losses) from investment
   activities and foreign currency transactions and
   forward contracts                                                            0.21           (2.45)            (2.74)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.18           (2.48)            (2.72)
Dividends from net investment income                                              --              --                --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     10.23     $     10.05       $     12.53
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     1.79%         (19.79)%          (17.84)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     1,235     $     2,023       $     4,630
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               2.58%           2.37%             2.17%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               2.65%           2.62%             2.43%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements from and recoupments to manager          (0.18)%         (0.73)%            0.29%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements from and recoupments to manager          (0.25)%         (0.98)%            0.03%*
Portfolio turnover                                                                88%            109%               60%

                                                                                             CLASS C
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                             2003           2002       JULY 31, 2001(a)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.04     $     12.53       $     15.25
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.00++         (0.05)             0.02
Net realized and unrealized gains (losses) from investment
   activities and foreign currency transactions and
   forward contracts                                                            0.21           (2.42)            (2.74)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.21           (2.47)            (2.72)
Dividends from net investment income                                              --           (0.02)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     10.25     $     10.04       $     12.53
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     2.09%         (19.75)%          (17.84)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     7,598     $     8,972       $    13,304
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               2.41%           2.30%             2.16%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               2.48%           2.42%             2.31%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements from and recoupments to manager           0.05%          (0.59)%            0.34%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements from and recoupments to manager          (0.02)%         (0.71)%            0.19%*
Portfolio turnover                                                                88%            109%               60%

                                                                                             CLASS Y
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003            2002       JULY 31, 2001(b)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     10.09     $     12.59       $     14.96
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.13            0.07              0.04
Net realized and unrealized gains (losses) from investment
   activities and foreign currency transactions and
   forward contracts                                                            0.19           (2.43)            (2.41)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         0.32           (2.36)            (2.37)
Dividends from net investment income                                           (0.04)          (0.14)               --
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $     10.37     $     10.09       $     12.59
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                     3.24%         (18.84)%          (15.84)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $    33,813     $    45,674       $    45,414
Expenses to average net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager                               1.21%+          1.20%             1.14%*
Expenses to average net assets, before fee waivers and expense
   reimbursements from and recoupments to manager                               1.19%+          1.20%             1.19%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements from and recoupments to manager           1.25%+          0.61%             1.11%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements from and recoupments to manager           1.27%+          0.61%             1.06%*
Portfolio turnover                                                                88%            109%               60%

UBS PACE International Emerging Markets Equity Investments

                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,              FOR THE PERIOD
                                                                         ---------------------------         ENDED
                                                                            2003 ^          2002        JULY 31, 2001(a)
                                                                         -----------     -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      7.74     $      8.01       $      9.82
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.07@          (0.03)             0.04
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions
   and forward contracts                                                        1.07@          (0.24)            (1.85)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.14           (0.27)            (1.81)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $      8.88     $      7.74       $      8.01
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    14.73%          (3.37)%          (18.43)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     9,810     $     5,566       $     8,219
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.18%           1.87%             1.76%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.36%           2.27%             2.06%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                           0.91%          (0.23)%            0.87%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                           0.73%          (0.63)%            0.57%*
Portfolio turnover                                                               214%            129%              121%

----------
   * Annualized.
   ^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.

   @ Calculated using average monthly shares outstanding for the year.

 (1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
 (a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.
 (b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.
 (c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

 (d) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

                                                                                             CLASS B
                                                                         ----------------------------------------------
                                                                              FOR THE YEARS ENDED
                                                                                   JULY 31,             FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003 ^          2002       JULY 31, 2001(b)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      7.66     $      7.98       $      9.14
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                   (0.04)@         (0.11)             0.01
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions
   and forward contracts                                                        1.08@          (0.21)            (1.17)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.04           (0.32)            (1.16)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $      8.70     $      7.66       $      7.98
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    13.58%          (4.01)%          (12.69)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     2,235     $     5,426       $     7,310
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.91%           2.66%             2.53%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               3.18%           3.05%             2.85%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                          (0.51)%         (1.05)%            0.11%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                          (0.78)%         (1.44)%           (0.21)%*
Portfolio turnover                                                               214%            129%              121%

                                                                                             CLASS C
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                  JULY 31,              FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003 ^          2002       JULY 31, 2001(c)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      7.66     $      7.98       $      9.13
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                   (0.01)@         (0.10)             0.01
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions
   and forward contracts                                                        1.04@          (0.22)            (1.16)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.03           (0.32)            (1.15)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $      8.69     $      7.66       $      7.98
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    13.45%          (4.01)%          (12.60)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     3,752     $     3,497       $     4,105
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               2.96%           2.67%             2.52%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               3.15%           3.07%             2.92%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                          (0.17)%         (1.05)%            0.16%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                          (0.36)%         (1.45)%           (0.24)%*
Portfolio turnover                                                               214%            129%              121%

                                                                                             CLASS Y
                                                                         ----------------------------------------------
                                                                             FOR THE YEARS ENDED
                                                                                 JULY 31,               FOR THE PERIOD
                                                                         ---------------------------        ENDED
                                                                            2003 ^          2002       JULY 31, 2001(d)
                                                                         -----------     -----------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      7.77     $      8.02       $     10.00
                                                                         -----------     -----------       -----------
Net investment income (loss)                                                    0.16@          (0.01)             0.05
Net realized and unrealized gains (losses) from investment
   activities, futures and foreign currency transactions
   and forward contracts                                                        1.01@          (0.24)            (2.03)
                                                                         -----------     -----------       -----------
Net increase (decrease) from operations                                         1.17           (0.25)            (1.98)
                                                                         -----------     -----------       -----------
NET ASSET VALUE, END OF PERIOD                                           $      8.94     $      7.77       $      8.02
                                                                         ===========     ===========       ===========
TOTAL INVESTMENT RETURN (1)                                                    15.06%          (3.12)%          (19.80)%
                                                                         ===========     ===========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                        $     1,380     $       462       $       549
Expenses to average net assets, net of fee waivers and expense
   reimbursements                                                               1.96%           1.67%             1.50%*
Expenses to average net assets, before fee waivers and expense
   reimbursements                                                               2.01%           2.07%             1.93%*
Net investment income (loss) to average net assets, net of fee
   waivers and expense reimbursements                                           2.03%          (0.05)%            1.11%*
Net investment income (loss) to average net assets, before fee
   waivers and expense reimbursements                                           1.98%          (0.45)%            0.68%*
Portfolio turnover                                                               214%            129%              121%

TICKER SYMBOLS

UBS PACE Government Securities Fixed Income Investments Class:
    A: PFXAX     B: PFXBX     C: PFXCX     Y: PFXYX
UBS PACE Intermediate Fixed Income Investments Class:
    A: PIFAX     B: PIFBX     C: PIICX     Y: PIFYX
UBS PACE Strategic Fixed Income Investments Class:
    A: PBNAX     B: PBNBX     C: PBNCX     Y: PSFYX
UBS PACE Municipal Fixed Income Investments Class:
    A: PMUAX     B: PFIBX     C: PMUCX     Y: PMUYX
UBS PACE Global Fixed Income Investments Class:
    A: PWFAX     B: PWFBX     C: PWFCX     Y: PWFYX
UBS PACE Large Co Value Equity Investments Class:
    A: PCPAX     B: PCPBX     C: PLVCX     Y: PLVYX
UBS PACE Large Co Growth Equity Investments Class:
    A: PLAAX     B: PLABX     C: PLACX     Y: PLAYX
UBS PACE Small/Medium Co Value Equity Investments Class:
    A: PEVAX     B: PEVBX     C: PEVCX     Y: PVEYX
UBS PACE Small/Medium Co Growth Equity Investments Class:
    A: PQUAX     B: PUMBX     C: PUMCX     Y: PUMYX
UBS PACE International Equity Investments Class:
    A: PWGAX     B: PWGBX     C: PWGCX     Y: PWIYX
UBS PACE International Emerging Markets Equity Investments Class:
    A: PWEAX     B: PWEBX     C: PWECX     Y: PWEYX

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647 1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

-  Free from the EDGAR Database on the SEC's Internet website at:
   http://www.sec.gov.

UBS PACE Select Advisors Trust
Investment Company Act File No.  811-8764

(C) 2003 UBS Global Asset Management (US) Inc.

All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS PACE(SM)
Select Advisors
Trust Prospectus


December 1, 2003

[UBS GLOBAL ASSET MANAGEMENT LOGO]

   UBS PACE(SM) Select Advisors Trust

      UBS PACE Money Market Investments
      UBS PACE Government Securities Fixed Income Investments
      UBS PACE Intermediate Fixed Income Investments
      UBS PACE Strategic Fixed Income Investments
      UBS PACE Municipal Fixed Income Investments
      UBS PACE Global Fixed Income Investments
      UBS PACE Large Co Value Equity Investments
      UBS PACE Large Co Growth Equity Investments
      UBS PACE Small/Medium Co Value Equity Investments
      UBS PACE Small/Medium Co Growth Equity Investments
      UBS PACE International Equity Investments
      UBS PACE International Emerging Markets Equity Investments

   Prospectus

   December 1, 2003


This Prospectus offers Class P shares of the twelve Funds in the Trust to participants in the PACE(SM) Select Advisors Program. The PACE Select Advisors Program and these Funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

UBS PACE Select Advisors Trust

CONTENTS

THE FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUNDS

                                                                        PAGE
                                                                        ----
   UBS PACE Money Market Investments
         Investment Objective, Strategies and Risks                     4
         Performance                                                    5
         Expenses and Fee Tables                                        6

   UBS PACE Government Securities Fixed Income Investments
         Investment Objective, Strategies and Risks                     7
         Performance                                                    9
         Expenses and Fee Tables                                        11

   UBS PACE Intermediate Fixed Income Investments
         Investment Objective, Strategies and Risks                     12
         Performance                                                    14
         Expenses and Fee Tables                                        16

   UBS PACE Strategic Fixed Income Investments
         Investment Objective, Strategies and Risks                     17
         Performance                                                    19
         Expenses and Fee Tables                                        21

   UBS PACE Municipal Fixed Income Investments
         Investment Objective, Strategies and Risks                     22
         Performance                                                    24
         Expenses and Fee Tables                                        26

   UBS PACE Global Fixed Income Investments
         Investment Objective, Strategies and Risks                     27
         Performance                                                    29
         Expenses and Fee Tables                                        31

   UBS PACE Large Co Value Equity Investments
         Investment Objective, Strategies and Risks                     32
         Performance                                                    34
         Expenses and Fee Tables                                        36

   UBS PACE Large Co Growth Equity Investments
         Investment Objective, Strategies and Risks                     37
         Performance                                                    39
         Expenses and Fee Tables                                        41

                                                                        PAGE
                                                                        ----
   UBS PACE Small/Medium Co Value Equity Investments
         Investment Objective, Strategies and Risks                     42
         Performance                                                    43
         Expenses and Fee Tables                                        45

   UBS PACE Small/Medium Co Growth Equity Investments
         Investment Objective, Strategies and Risks                     46
         Performance                                                    47
         Expenses and Fee Tables                                        49

   UBS PACE International Equity Investments
         Investment Objective, Strategies and Risks                     50
         Performance                                                    51
         Expenses and Fee Tables                                        53

   UBS PACE International Emerging Markets Equity Investments
         Investment Objective, Strategies and Risks                     54
         Performance                                                    56
         Expenses and Fee Tables                                        58

   More About Risks and Investment Strategies                           59

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

   Investing in the Funds                                               63
   --Buying Shares
   --The PACE(SM) Select Advisors Program
   --Selling Shares
   --Additional Information About Your Account
   --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUNDS

   Management                                                           66

   Dividends and Taxes                                                  72

   Financial Highlights                                                 74

   Appendix A                                                           A-1

   Where to learn more about these Funds                                Back Cover

           THE FUNDS ARE NOT COMPLETE OR BALANCED INVESTMENT PROGRAMS.

UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the annual PACE Select Advisors Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996                5.05%
    1997                5.27%
    1998                5.21%
    1999                4.82%
    2000                6.08%
    2001                3.93%
    2002                1.48%

Total Return January 1 to September 30, 2003: 0.50%
Best quarter during calendar years shown: 4th Quarter, 2000: 1.57% Worst quarter during calendar years shown: 4th Quarter, 2002: 0.30%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)               ONE YEAR   FIVE YEARS  LIFE OF CLASS
----------------------               --------   ----------  -------------
Class P (8/24/95)                      (0.03)%      2.75%        3.03%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last calendar day of
   the previous quarter)                                                                         1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.15%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.98%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              1.13%
                                                                                                  ====
Expense Reimbursements**                                                                          0.53%
                                                                                                  ----
Net Expenses**                                                                                    0.60%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its reimbursement agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      213   $      767   $    1,348   $    2,925

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in US government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund invests in other US government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Government Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks. The fund also invests, to a lesser extent, in investment grade bonds of other issuers, including those backed by mortgages or other assets. These bonds of other issuers generally have one of the two highest credit ratings, although the fund may invest to a limited extent in bonds with the third highest credit rating (or unrated bonds of equivalent quality). The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve and sector and prepayment exposure, as appropriate.

Under normal circumstances, the fund invests at least 80% of its net assets in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR           TOTAL RETURN
    1996                    4.26%
    1997                    9.04%
    1998                    6.42%
    1999                    1.01%
    2000                   11.49%
    2001                    9.69%
    2002                    7.02%

Total Return January 1 to September 30, 2003: 2.29%
Best quarter during calendar years shown: 3rd Quarter, 2001: 4.45% Worst quarter during calendar years shown: 1st Quarter, 1996: (1.33)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                       ONE YEAR          FIVE YEARS       LIFE OF CLASS
----------------------                                                    --------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                              5.42%              5.47%              5.70%
   Return After Taxes on Distributions                                              3.53%              3.04%              3.27%
   Return After Taxes on Distributions and Sale of Fund Shares                      3.30%              3.14%              3.33%
Lehman Brothers Mortgage-Backed Securities Index
   (reflects no deduction for fees, expenses, or taxes)                             8.75%              7.35%              7.70%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                        None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                    None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                      1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                    0.50%
Distribution and/or Service (12b-1) Fees                                                           None
Other Expenses*                                                                                    0.48%
                                                                                                   ----
Total Annual Fund Operating Expenses                                                               0.98%
                                                                                                   ====
Management Fee Waiver/Expense Reimbursements**                                                     0.11%
                                                                                                   ----
Net Expenses**                                                                                     0.87%
                                                                                                   ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 (excluding interest expense) would not exceed 0.87%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      240   $      762   $    1,311   $    2,808

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks. The fund limits its investments to bonds that are investment grade at the time of purchase. The fund also may invest in preferred stocks.

The fund invests in bonds of varying maturities, but normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected BlackRock Financial Management, Inc. ("BlackRock") to serve as the fund's investment advisor. BlackRock decides to buy specific bonds for the fund based on its credit analysis and review. BlackRock seeks to add value by controlling portfolio duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To do this, BlackRock uses an analytical process that involves evaluating macroeconomics trends, technical market factors, yield curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the fund's investments can be diversified by sector, sub-sector and security. BlackRock generally sells securities that no longer meet these selection criteria.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by or investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 29, 2002, which is the date on which BlackRock assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996                3.14%
    1997                7.45%
    1998                7.36%
    1999               -0.11%
    2000                9.02%
    2001                7.48%
    2002               -0.02%

Total Return January 1 to September 30, 2003: 4.09%
Best quarter during calendar years shown: 3rd Quarter, 1998: 4.17% Worst quarter during calendar years shown: 2nd Quarter, 2002: (1.79)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                       ONE YEAR          FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                             (1.51)%             3.11%              3.59%
   Return After Taxes on Distributions                                             (3.56)%             0.79%              1.35%
   Return After Taxes on Distributions and Sale of Fund Shares                     (0.93)%             1.34%              1.75%
Lehman Brothers Intermediate Government/Credit Index
   (reflects no deduction for fees, expenses, or taxes)                             9.84%              7.48%              7.39%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                    1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.40%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.47%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              0.87%
                                                                                                  ====
Management Fee Waiver/Expense Reimbursements**                                                    0.07%
                                                                                                  ----
Net Expenses**                                                                                    0.80%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 0.80%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      233   $      733   $    1,259   $    2,701

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

Under normal circumstances, the fund invests at least 80% of its net assets in investment grade fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade (or unrated bonds of equivalent quality) are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment advisor. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK--Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996                3.22%
    1997               10.19%
    1998                8.22%
    1999               -2.74%
    2000               11.59%
    2001                8.38%
    2002               10.11%

Total Return January 1 to September 30, 2003: 5.16%
Best quarter during calendar years shown: 3rd Quarter, 2001: 6.76% Worst quarter during calendar years shown: 1st Quarter, 1996: (2.21)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                       ONE YEAR          FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                              8.47%              5.39%              6.36%
   Return After Taxes on Distributions                                              6.53%              3.00%              3.96%
   Return After Taxes on Distributions and Sale of Fund Shares                      5.15%              3.10%              3.91%
Lehman Brothers Government/Credit Index
   (reflects no deduction for fees, expenses, or taxes)                            11.04%              7.61%              7.83%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                    1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.50%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.50%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              1.00%
                                                                                                  ====

Management Fee Waiver/Expense Reimbursements**                                                    0.07%
                                                                                                  ----
Net Expenses**                                                                                    0.93%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.
** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 (excluding interest expense) would not exceed 0.93%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      246   $      772   $    1,324   $    2,831

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The fund invests principally in investment grade municipal bonds of varying maturities. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment advisor believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the US Treasury or other US government guaranteed securities. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks.

The fund limits its investments in municipal bonds with the lowest investment grade rating (or unrated bonds of equivalent quality) to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage its portfolio duration.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Standish Mellon Asset Management Company LLC ("Standish Mellon") to serve as the fund's investment advisor. In deciding which securities to buy for the fund, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish Mellon also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish Mellon may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- POLITICAL RISK--The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

- RELATED SECURITIES CONCENTRATION RISK--Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to June 1, 2000, which is the date on which Standish Mellon (or its predecessor in interest) assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996                4.86%
    1997                7.01%
    1998                5.39%
    1999               -2.14%
    2000                8.27%
    2001                4.88%
    2002                7.78%

Total Return January 1 to September 30, 2003: 3.07%
Best quarter during calendar years shown: 2nd Quarter, 2002: 3.42% Worst quarter during calendar years shown: 2nd Quarter, 1999: (1.21)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                       ONE YEAR          FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                              6.18%             3.21%              3.98%
   Return After Taxes on Distributions                                              6.18%             3.21%              3.96%
   Return After Taxes on Distributions and Sale of Fund Shares                      5.42%             3.43%              4.07%
Lehman Brothers Municipal Five-Year Index
   (reflects no deduction for fees, expenses, or taxes)                             9.28%             5.91%              5.80%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                     1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.40%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.44%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              0.84%
                                                                                                  ====
Management Fee Waiver/Expense Reimbursements**                                                    0.08%
                                                                                                  ----
Net Expenses**                                                                                    0.76%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.
** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 0.76%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      229   $      723   $    1,243   $    2,670

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, foreign government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or foreign private issuers. US government securities issued by agencies and instrumentalities that are backed by the full faith and credit of the United States are the Government National Mortgage Association and the Federal Housing Administration. US government securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United Sates, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. US government securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality are the Federal Farm Credit System and the Federal Home Loan Banks. The fund invests primarily in high-grade bonds of governmental and private issuers in the United States and developed foreign countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and emerging market securities.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund's investments may include mortgage- and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Rogge Global Partners seeks to invest in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.

For its segment of the fund's assets, FFTW seeks to outperform a benchmark, the Lehman Global Aggregate Index (Unhedged), through an active bond selection process that relies on (1) constructing diversified portfolios, (2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (Europe, the United States, and Japan), plus emerging markets, and analyzes trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- INTEREST RATE RISK--The value of the fund's investments generally will fall when interest rates rise. Some bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.

- SINGLE ISSUER CONCENTRATION RISK--Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.

- PREPAYMENT RISK--The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which FFTW assumed day-to-day management of a portion of the fund's assets. Prior to that date, Rogge Global Partners was responsible for managing all the fund's assets.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


CALENDAR YEAR       TOTAL RETURN
    1996                 4.59%
    1997                 1.00%
    1998                18.60%
    1999                (8.52)%
    2000                (1.26)%
    2001                (1.22)%
    2002                17.42%

Total Return January 1 to September 30, 2003: 9.56%
Best quarter during calendar years shown: 2nd Quarter, 2002: 10.50% Worst quarter during calendar years shown: 1st Quarter, 1999: (4.83)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                       ONE YEAR         FIVE YEARS        LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                             15.68%         2.88%              3.09%
   Return After Taxes on Distributions                                             15.07%         1.39%              1.49%
   Return After Taxes on Distributions and Sale of Fund Shares                     10.49%         1.67%              1.74%
Citigroup World Government Bond Index (in USD)
   (reflects no deduction for fees, expenses, or taxes)                            19.49%         5.82%              5.25%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                     1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.60%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.70%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              1.30%
                                                                                                  ====
Management Fee Waiver/Expense Reimbursements**                                                    0.17%
                                                                                                  ----
Net Expenses**                                                                                    1.13%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.
** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS      5 YEARS      10 YEARS
              ----------   ----------   ----------   ----------
              $      266   $      852   $    1,464   $    3,116

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of US companies that are believed to be undervalued. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are rated below investment grade. The fund may invest up to 10% of its total assets in US dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund's manager, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and has initially allocated approximately 50% of the fund's assets to SSgA and approximately 25% each to ICAP and Westwood. UBS Global AM may change this allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 15% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

In managing its segment of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

In managing its segment of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- INDEX STRATEGY RISK--SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 1, 2000, when another investment advisor was responsible for managing all the fund's assets. ICAP and Westwood each assumed day-to-day management of a portion of the fund's assets on July 1, 2000 and SSgA assumed day-to-day management of another portion of the fund's assets on October 10, 2000.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996                25.11%
    1997                24.75%
    1998                18.36%
    1999                -4.14%
    2000                 2.48%
    2001                -3.89%
    2002               -16.84%

Total Return January 1 to September 30, 2003: 12.66%
Best quarter during calendar years shown: 4th quarter, 1998: 16.26% Worst quarter during calendar years shown: 3rd quarter, 2002: (16.98)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                       ONE YEAR          FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                            (18.08)%         (2.93)%             5.19%
   Return After Taxes on Distributions                                            (18.48)%         (3.92)%             3.84%
   Return After Taxes on Distributions and Sale of Fund Shares                    (11.10)%         (2.37)%             3.99%
Russell 1000 Value Index
   (reflects no deduction for fees, expenses, or taxes)                           (15.52)%          1.16%              9.53%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the last calendar day of the previous quarter)      1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.60%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.47%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              1.07%
                                                                                                  ====
Management Fee Waiver/Expense Reimbursement**                                                     0.11%
                                                                                                  ----
Net Expenses**                                                                                    0.96%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees through December 1, 2004 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA. The fund and UBS Global AM have entered into an additional written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 1.02%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps. The Fund and UBS Global AM have entered into additional fee waivers whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets of the fund as follows: $0 to $250 million--0.60%; in excess of $250 million up to $500 million--0.57%; in excess of $500 million up to $1 billion--0.53%; and over $1 billion--0.50%

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS      5 YEARS      10 YEARS
              ----------   ----------   ----------   ----------
              $      249   $      789   $    1,356   $    2,897

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisors' selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in other securities, including securities convertible into stocks and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in US dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and has initially allocated approximately 35% of the fund's assets each to GEAM and Marsico and approximately 30% to SSgA. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, GEAM invests primarily in a limited number of equity securities issued by large capitalization companies that the portfolio manager believes have above average growth histories and/or growth potential. Stock selection is key to the performance of the segment of the fund allocated to GEAM. The portfolio manager seeks to identify stocks of companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high quality management focused on generating shareholder value. The portfolio manager also selects equity securities from a number of industries based on the merits of individual companies. GEAM seeks to avoid overvalued stocks prone to earnings disappointment and generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

In selecting investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico also examines such factors as what it believes are the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico identifies sectors, industries and companies which should benefit from the overall trends Marsico has observed. Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

In managing its segment of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies (in which the fund may invest to a limited extent) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- INDEX STRATEGY RISK--SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to September 16, 2002, when another investment advisor was responsible for managing all and/or a portion of the fund's assets. SSgA (or its predecessor in interest) assumed day-to-day management of a portion of the fund's assets on October 10, 2000, and GEAM and Marsico each assumed responsibility for managing a separate portion of the fund's assets on September 16, 2002.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996               21.24%
    1997               24.79%
    1998               40.05%
    1999               25.25%
    2000              -20.07%
    2001              -21.49%
    2002              -30.71%

Total Return January 1 to September 30, 2003: 18.29%
Best quarter during calendar years shown: 4th quarter, 1998: 31.79% Worst quarter during calendar years shown: 1st quarter, 2001: (23.12)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                      ONE YEAR           FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                            (31.74)%            (6.68)%             1.33%
   Return After Taxes on Distributions                                            (31.74)%            (7.58)%             0.45%
   Return After Taxes on Distributions and Sale of Fund Shares                    (19.49)%            (4.65)%             1.49%
Russell 1000 Growth Index
   (reflects no deduction for fees, expenses, or taxes)                           (27.88)%            (3.84)%             5.18%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                     1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.60%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.50%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              1.10%
                                                                                                  ----
Management Fee Waiver/Expense Reimbursement**                                                     0.05%
                                                                                                  ====
Net Expenses**                                                                                    1.05%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees through December 1, 2004 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA. The fund and UBS Global AM have entered into an additional written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 1.05%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreements with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS       5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      258   $      804   $    1,376   $    2,931

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace. These stocks also generally have price-to-earnings (P/E) ratios below the market average. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.

The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks that have a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

In managing its segment of the fund's assets, ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen into disfavor among investors or are under-researched. In deciding which stocks to buy for the fund, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. Regardless of which approach is used to identify stock candidates, ICM also applies fundamental research analysis. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for the 2001 calendar year and since inception. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 4, 1999, when another investment advisor was responsible for managing all the fund's assets. Ariel assumed day-to-day management of a portion of the fund's assets on October 4, 1999 and ICM assumed responsibility for managing a portion of the fund's assets on October 10, 2000.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996               22.35%
    1997               37.26%
    1998               -9.34%
    1999               -2.79%
    2000               11.76%
    2001               21.18%
    2002              -15.82%

Total Return January 1 to September 30, 2003: 21.40%
Best quarter during calendar years shown: 2nd Quarter, 1999: 21.25% Worst quarter during calendar years shown: 3rd Quarter, 2002: (22.48)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                      ONE YEAR          FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                            (17.07)%            (1.40)%             5.76%
   Return After Taxes on Distributions                                            (18.33)%            (2.70)%             4.28%
   Return After Taxes on Distributions and Sale of Fund Shares                     (9.32)%            (1.45)%             4.25%
Russell 2500 Value Index
   (reflects no deduction for fees, expenses, or taxes)                            (9.87)%             3.53%             10.38%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy and sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                     1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.60%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.65%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              1.25%
                                                                                                  ====
Management Fee Waiver/Expense Reimbursement**                                                     0.09%
                                                                                                  ====
Net Expenses**                                                                                    1.16%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees so that the fund's expenses through December 1, 2004 would not exceed 1.16%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      269   $      845   $    1,447   $    3,074

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment advisor's selection of stocks for the fund.

The fund may from time to time invest a significant portion of its assets in the stocks of companies in various economic sectors, such as healthcare or technology. The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Delaware Management Company, a series of Delaware Management Business Trust, to serve as the fund's investment advisor. In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK--Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- SECTOR RISK--Because the fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to December 17, 1996, which is the date on which Delaware Management Company assumed day-to-day management of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996                7.36%
    1997               21.73%
    1998               14.86%
    1999               78.75%
    2000               -8.09%
    2001              -14.41%
    2002              -19.88%

Total Return January 1 to September 30, 2003: 20.47%
Best quarter during calendar years shown: 4th Quarter, 1999: 38.15% Worst quarter during calendar years shown: 1st Quarter, 2001: (26.65)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                      ONE YEAR           FIVE YEARS       LIFE OF CLASS
---------------------                                                    ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                            (21.08)%             3.72%              5.61%
   Return After Taxes on Distributions                                            (21.08)%             1.37%              3.73%
   Return After Taxes on Distributions and Sale of Fund Shares                    (12.94)%             3.38%              4.74%
Russell 2500 Growth Index
   (reflects no deduction for fees, expenses, or taxes)                           (29.09)%            (3.19)%             2.09%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy and sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                     1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

MANAGEMENT FEES                                                                                   0.60%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.62%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              1.22%
                                                                                                  ====
Management Fee Waivers/Expense Reimbursement**                                                    0.09%
                                                                                                  ====
Net Expenses**                                                                                    1.13%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees so that the fund's expenses through December 1, 2004 would not exceed 1.13%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      266   $      836   $    1,432   $    3,045

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in US securities markets.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Martin Currie Inc. to serve as the fund's investment advisor. Martin Currie Inc. looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie Inc. considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system. Martin Currie Inc. generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996               10.30%
    1997                9.46%
    1998               16.34%
    1999               35.65%
    2000              -20.33%
    2001              -23.14%
    2002              -19.10%

Total Return January 1 to September 30, 2003: 17.30%
Best quarter during calendar years shown: 4th Quarter, 1999: 24.39% Worst quarter during calendar years shown: 3rd Quarter, 2002: (22.14)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                       ONE YEAR          FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P (8/24/95)
   Return Before Taxes                                                            (20.30)%            (6.22)%            (1.79)%
   Return After Taxes on Distributions                                            (20.40)%            (7.05)%            (2.64)%
   Return After Taxes on Distributions and Sale of Fund Shares                    (12.47)%            (4.65)%            (1.36)%
MSCI Europe, Australasia and Far East Free (net LU) (in USD) Index
   (reflects no deduction for fees, expenses, or taxes)                           (15.94)%            (2.89)%            (0.15)%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
   last calendar day of the previous quarter)                                                     1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                                                                   0.70%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   0.61%
                                                                                                  ----
Total Annual Fund Operating Expenses**                                                            1.31%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees so that the fund's expenses through December 1, 2004 would not exceed 1.40%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR       3 YEARS      5 YEARS     10 YEARS
              ----------   ----------   ----------   ----------
              $      284   $      871   $    1,484   $    3,138

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. The fund may not always diversify its investments on a geographic basis among emerging market countries.

The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager, has selected Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets also may change over time.

In managing its segment of the fund's assets, Baring seeks under-recognized growth companies that have the capability to deliver positive earnings surprises. Baring employs fundamental research to identify favorable earnings and valuation characteristics. Its research style focuses both on individual issuers and the countries in which they are domiciled. Investment decisions are driven by five key factors as applied to both country and company: (i) growth;
(ii) liquidity; (iii) currency; (iv) management; and (v) valuation. Baring attempts to invest in issuers with earnings growth that is higher than average but not yet reflected in the market. Baring seeks to avoid expensive stocks prone to earnings disappointment. Baring generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

In managing its segment of the fund's assets, GGP seeks to identify those companies which will deliver positive unexpected earnings growth, e.g., where growth is likely to exceed or be sustained beyond consensus expectations. GGP focuses on identifying trends, changes and uncertainty. To find these opportunities, GGP employs both a top-down and bottom-up fundamental analysis. GGP's research includes an analysis of industries, a company's franchise, and macro-economic and sector inputs. GGP attempts to construct portfolios of securities that maximize the portfolio's return given the level of risk associated with the portfolio. GGP will monitor its portfolio to manage the risk spectrum on the stock, sector, country and portfolio. GGP generally sells a security that it believes no longer has the potential for above consensus earnings growth.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

- EQUITY RISK--Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers.

- GEOGRAPHIC CONCENTRATION RISK--To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- CREDIT RISK--Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- DERIVATIVES RISK--The fund's investments in derivatives may rise or fall in value more rapidly than the fund's other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index, which is unmanaged and, therefore, does not include any fees or expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to August 2, 2002, which is the date on which Baring and GGP each assumed day-to-day management of a portion of the fund's assets. Prior to that date, another investment advisor was responsible for managing the fund's assets.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR       TOTAL RETURN
    1996                8.52%
    1997               -4.72%
    1998              -24.43%
    1999               61.85%
    2000              -36.45%
    2001               -8.33%
    2002              -13.70%

Total Return January 1 to September 30, 2003: 31.74%
Best quarter during calendar years shown: 4th Quarter, 2001: 27.56% Worst quarter during calendar years shown: 3rd Quarter, 2001: (24.55)%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                                                      ONE YEAR           FIVE YEARS       LIFE OF CLASS
----------------------                                                   ---------------    ---------------    ---------------
Class P ( 8/24/95)
   Return Before Taxes                                                            (14.98)%           (10.62)%            (7.61)%
   Return After Taxes on Distributions                                            (14.98)%           (10.69)%            (7.70)%
   Return After Taxes on Distributions and Sale of Fund Shares                     (9.20)%            (8.07)%            (5.75)%
MSCI Emerging Markets Free (EMF) Index
   (reflects no deduction for fees, expenses, or taxes)                            (6.00)%            (4.58)%            (4.23)%

EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from you investment when you buy or sell fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                                   None
Maximum Annual Account Fee for PACE Select Advisors Program
   (as a % of average value of shares held on the
      last calendar day of the previous quarter)                                                  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

MANAGEMENT FEES                                                                                   0.90%
Distribution and/or Service (12b-1) Fees                                                          None
Other Expenses*                                                                                   1.40%
                                                                                                  ----
Total Annual Fund Operating Expenses                                                              2.30%
                                                                                                  ====
Management Fee Waiver/Expense Reimbursements**                                                    0.30%
                                                                                                  ----
Net Expenses**                                                                                    2.00%
                                                                                                  ====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 2.00%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR      3 YEARS       5 YEARS     10 YEARS
              ----------   ---------    ----------   ----------
              $      353   $   1,133    $    1,933   $    4,017

UBS PACE SELECT ADVISORS TRUST

MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

FOREIGN INVESTING AND EMERGING MARKETS RISKS.

Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the US dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of US and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

GEOGRAPHIC CONCENTRATION RISK. UBS PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.

INDEX STRATEGY RISK. Performance of the portions of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments managed by SSgA may deviate from that of an index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for US government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.

LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.

PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

RELATED SECURITIES CONCENTRATION RISK. UBS PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

SECTOR RISK. UBS PACE Large Co Growth Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments each may invest a significant portion of its assets in the stocks of companies in various economic sectors. Because each of these funds may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments. For example, individual issuers within the technology sector, as well as the techology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.

SINGLE ISSUER CONCENTRATION RISK UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.

ADDITIONAL RISK

STRUCTURED SECURITY RISK. The funds, including UBS PACE Money Market Investments, may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that a fund's investment advisor(s) did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. UBS PACE Money Market Investments invests exclusively in money market instruments. Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. UBS PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of UBS Global AM, a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new investment advisor. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.

In addition, the funds listed below may make the following temporary investments for defensive purposes:

- UBS PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- UBS PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- UBS PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund (other than UBS PACE Money Market Investments) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.

UBS PACE MONEY MARKET INVESTMENTS. Like all money market funds, UBS PACE Money Market Investments is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

INVESTING IN THE FUNDS

BUYING SHARES

If you are a participant in the PACE(SM) Select Advisors Program, you may buy Class P shares of the funds through a managed account maintained with UBS Financial Services Inc.

You must make payment for fund shares by check made payable to UBS Financial Services Inc. Your payment is due no later than the first business day after the order is placed. You may not place an order until you have completed the Investor Profile Questionnaire for the PACE Select Advisors Program (described below), reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Select Advisors Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc.'s headquarters.

The Trust, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

The minimum initial aggregate investment in the Trust is $10,000. Any subsequent investment in the Trust must be at least $500. The Trust may vary these minimums.

THE PACE(SM) SELECT ADVISORS PROGRAM

The PACE(SM) Select Advisors Program is an investment advisory service pursuant to which UBS Financial Services Inc. provides you with personalized investment allocation recommendations. UBS Financial Services Inc. does not have any investment discretion over your PACE Select Advisors Program account. You will make all the investment decisions.

Under the PACE Select Advisors Program, your Financial Advisor assists you in

- identifying your financial characteristics, including your risk tolerance and investment objectives; and

- completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.

----------

* UBS Financial Services Inc. is a service mark of UBS AG. PACE is a service mark of UBS Financial Services Inc.

UBS Financial Services Inc. uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially and reviews the PACE Select Advisors Program account with you at least annually. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data. Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to UBS Financial Services Inc. for reevaluation of your investment profile.

You may direct your Financial Advisor to automatically rebalance your PACE Select Advisors Program account on a quarterly basis to assure that any deviation from the designated allocation among the funds does not exceed a specified threshold.

PACE PROGRAM FEE

For the services provided to you under the PACE Select Advisors Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the PACE Select Advisors Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. The Program Fee may be reduced for

-  certain Individual Retirement Accounts,

-  retirement plans for self-employed individuals and

- employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974.

For these participants, UBS Financial Services Inc. may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of UBS Global AM and UBS Financial Services Inc. and their family members who maintain an "employee-related" account at UBS Financial Services Inc., and trustees or directors of other UBS Global AM mutual funds may participate in the PACE Select Advisors Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Select Advisors Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Select Advisors Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by UBS Financial Services Inc.

As a PACE Select Advisors Program participant, you may incur greater total fees and expenses than investors purchasing shares of this or similar investment companies without the benefit of these professional asset allocation recommendations.

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the funds' transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

-  Your name and address;

-  The fund's name;

-  Your account number;

-  The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Select Advisors Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Select Advisors Program account was originally opened or more within 30 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the Trust may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

PRICING AND VALUATION

The price at which you may buy, sell or exchange each fund's shares is based on the next net asset value per share. Each fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

UBS PACE MONEY MARKET INVESTMENTS' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. UBS PACE Money Market Investments values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

OTHER FUNDS. Each other fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The funds calculate the US dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy or sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

MANAGEMENT

MANAGER AND INVESTMENT ADVISORS

UBS Global Asset Management (US) Inc. ("UBS Global AM"), a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission ("SEC"). As of September 30, 2003, UBS Global AM had approximately $66.5 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $434 billion in assets under management as of September 30, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

UBS Global AM provides investment advisory services for UBS PACE Money Market Investments. UBS Global AM selects investment advisors for the other funds, subject to approval of the board, and reviews the performance of those investment advisors.

The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.

MANAGEMENT AND ADMINISTRATION FEES

UBS Global AM is the administrator of the funds. Each fund pays fees to UBS Global AM for management and administrative services. The annual contract rate for management services varies from 0.15% to 0.90% of a fund's average daily net assets. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets. The following table shows the combined annual fee rate for management and administrative services for each fund:

UBS PACE Money Market Investments                             0.35%
UBS PACE Government Securities Fixed Income Investments       0.70%
UBS PACE Intermediate Fixed Income Investments                0.60%
UBS PACE Strategic Fixed Income Investments                   0.70%
UBS PACE Municipal Fixed Income Investments                   0.60%
UBS PACE Global Fixed Income Investments                      0.80%
UBS PACE Large Co Value Equity Investments                    0.80%
UBS PACE Large Co Growth Equity Investments                   0.80%
UBS PACE Small/Medium Co Value Equity Investments             0.80%
UBS PACE Small/Medium Co Growth Equity Investments            0.80%
UBS PACE International Equity Investments                     0.90%
UBS PACE International Emerging Markets Equity Investments    1.10%

During the fiscal year ended July 31, 2003, some of the funds paid UBS Global AM at the effective rate shown below because UBS Global AM waived all or a portion of its fees:

UBS PACE Money Market Investments                             0.00%
UBS PACE Government Securities Fixed Income Investments       0.54%
UBS PACE Intermediate Fixed Income Investments                0.50%
UBS PACE Strategic Fixed Income Investments                   0.62%
UBS PACE Municipal Fixed Income Investments                   0.48%
UBS PACE Global Fixed Income Investments                      0.64%
UBS PACE Large Co Value Equity Investments                    0.69%
UBS PACE Large Co Growth Equity Investments                   0.69%
UBS PACE Small/Medium Co Value Equity Investments             0.69%
UBS PACE Small/Medium Co Growth Equity Investments            0.70%
UBS PACE International Equity Investments                     0.87%
UBS PACE International Emerging Markets Equity Investments    0.69%

INVESTMENT ADVISORS AND PORTFOLIO MANAGERS

UBS PACE MONEY MARKET INVESTMENTS. UBS Global Asset Management (US) Inc. ("UBS Global AM") provides all investment advisory services for this fund. Michael Markowitz, a executive director of UBS Global AM, is primarily responsible for the fund's day-to-day portfolio management.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment advisor for these funds. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On September 30, 2003, PIMCO had approximately $356.6 billion in assets under management. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

W. Scott Simon, an executive vice president of PIMCO, is primarily responsible for the day-to-day portfolio management for UBS PACE Government Securities Fixed Income Investments. Mr. Simon is also a senior member of PIMCO's portfolio management and strategy groups, and head of the mortgage team. He joined PIMCO in 2000 from Bear Stearns & Co., where he was a senior managing director and co-head of MBS pass-through trading.

Since July 1997, William C. Powers, a managing director of PIMCO, has been primarily responsible for the day-to-day portfolio management for UBS PACE Strategic Fixed Income Investments. Mr. Powers has been associated with PIMCO since 1991 as a senior member of the fixed income portfolio management group.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS. BlackRock Financial Management, Inc. ("BlackRock") serves as investment advisor for UBS PACE Intermediate Fixed Income Investments. BlackRock is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock was formed in 1988 and, as of September 30, 2003, had $294 billion in assets under management.

BlackRock uses a team approach in the management of the fund's portfolio. Members of the team include the following individuals: Scott Amero, managing director, has been with BlackRock since 1990 and Todd Kopstein, managing director, has been with BlackRock since 1994.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Standish Mellon Asset Management Company LLC ("Standish Mellon") serves as investment advisor for UBS PACE Municipal Fixed Income Investments. Standish Mellon is located at One Boston Place, Boston, Massachusetts 02111. Standish Mellon assumed management of the fund on August 1, 2001. Standish Mellon's predecessor was founded in 1933 and, as of September 30, 2003, Standish Mellon had over $137.7 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities with either Standish Mellon or its predecessor since June 1, 2000. Ms. Todd is a senior vice president of Standish Mellon and joined Standish Mellon's predecessor in 1995.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates serve as investment advisors for UBS PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2003, it had approximately $5.8 billion in assets under management.

Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Gray, who has held his fund responsibilities since April 1999.

Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing US, global and short-term mandates.

Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999).

Fischer Francis Trees & Watts, Inc. ("FFTW") is located at 200 Park Avenue, 46th Floor, New York, New York 10166. FFTW is an investment advisor registered with the SEC under the Investment Advisers Act of 1940. As of September 30, 2003, FFTW, including its affiliates, had approximately $40.5 billion in assets under management.

FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The portfolio manager is David J. Marmon. Key members of the team are Adnan Akant, Stewart Russell (co-chief investment officer of FFTW), John Carey, Kevin Corrigan and Richard Williams (co-chief investment officer of FFTW), all of whom are managing directors of FFTW. With the exception of Mr. Marmon, who has held his fund responsibilities since September 2003, all other individuals have held their fund responsibilities since October 2000.

Mr. Marmon joined FFTW in 1990. He is one of seven senior portfolio managers in the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW's management. He also leads the Corporate Credit Team, which determines the security selection of corporate and high yield bonds.

Mr. Akant joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer in 1979.

Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan.

Mr. Carey joined FFTW in 1998 from Atlantic Portfolio Analytics and Management. He is a member of FFTW's Investment Strategy Group and is head of the Structured Securities Team. He is the product manager for FFTW's Mortgage Index and Short Duration-Higher Credit Risk portfolios.

Mr. Corrigan joined FFTW in 1995 from JP Morgan. He heads the European Corporate Credit Team and is the product manager for European Domestic portfolios.
Mr. Corrigan currently specializes in European financial institutions and is a member of the Investment Strategy Group.

Mr. Williams joined FFTW in 1995 from Deutsche Morgan Grenfell, where he worked as an analyst in the fixed-income research department.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS. Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA") serve as investment advisors for UBS PACE Large Co Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2003, ICAP had approximately $11 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since July 1, 2000.

Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2003, Westwood had approximately $3.6 billion in assets under management. Susan
M. Byrne, president of Westwood since 1983, is primarily responsible for the day-to-day management of Westwood's share of the fund's assets. Ms. Byrne has held her fund responsibilities since July 1, 2000.

SSgA is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2003, SSgA had approximately $83.6 billion in assets under management and is part of a group of companies that manages approximately $964.6 billion. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA and its predecessor, an affiliate, have held their fund responsibilities since October 10, 2000.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS. GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA") serve as investment advisors for UBS PACE Large Co Growth Equity Investments. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904. GEAM, established in 1988, is a wholly owned subsidiary of General Electric Company and is considered one of the largest independent managers of institutional assets in the US As of September 30, 2003, GEAM had approximately $178 billion in assets under management. David B. Carlson is primarily responsible for the day-to-day management of the fund's assets allocated to GEAM. Mr. Carlson is a senior vice president and portfolio manager and has been with GEAM since 1982. GEAM has held its fund responsibilities since September 16, 2002.

Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was formed in September 1997 and is a wholly owned indirect subsidiary of Bank of America Corporation. As of September 30, 2003, Marsico had approximately $24.4 billion in assets under management. James A. Hillary, portfolio manager and senior analyst with Marsico, is primarily responsible for the day-to-day management of Marsico's portion of the fund and joined Marsico in 1997. Marsico has held its fund responsibilities since September 16, 2002.

SSgA is located at One Lincoln Street, Boston, Massachusetts 02111, and is an affiliate of State Street Bank and Trust Company. As of September 30, 2003, SSgA had approximately $83.6 billion in assets under management and is part of a group of companies that manages approximately $964.6 billion. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA (or its predecessor in interest), have held their fund responsibilities since October 10, 2000.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS. Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Ariel is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. It is an investment manager with approximately $13.9 billion in assets under management as of September 30, 2003. John W. Rogers, Jr. is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his responsibilities since September 2002. He is the founder of Ariel and serves as its chairman and chief investment officer. Ariel has held its fund responsibilities since October 1999.

ICM is located at 601 W. Main Avenue, Suite 600, Spokane, Washington 99201. Although ICM has been registered as an investment advisor since 1982, it had not previously advised mutual funds before October 2000. As of September 30, 2003, it had approximately $2.1 billion in assets under management. ICM uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since October 10, 2000. ICM's team is led by Kevin A. Jones, CFA, James M. Simmons and David Pointer, CFA. Five experienced analysts round out the research team led by Messrs. Simmons, Jones and Pointer.

Mr. Simmons is the founder and chief investment officer of ICM. Mr. Jones is a senior portfolio manager with ICM and has managed small- and mid-cap portfolios since 1997. Prior to his appointment as senior portfolio manager in October 1998, Mr. Jones covered numerous industries as a research analyst. He has over 14 years experience in the securities industry. Mr. Pointer is a senior portfolio manager with ICM and joined their small- mid-cap team in September 2003. Prior to joining ICM, Mr. Pointer was a portfolio manager for AIM Investments.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS. Delaware Management Company, a series of Delaware Management Business Trust, serves as investment advisor for UBS PACE Small/Medium Co Growth Equity Investments. Delaware Management Company is located at One Commerce Square, Philadelphia, Pennsylvania 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938. As of September 30, 2003, Delaware Management Company and its investment advisory affiliates had over $95 billion in assets under management.

Gerald S. Frey is primarily responsible for the fund's day-to-day portfolio management and has held his fund responsibilities since December 1996. Mr. Frey is managing director/chief investment officer, growth investing of Delaware Management Company. He has 22 years of experience in the money management business.

In making investment decisions for the fund, Mr. Frey regularly consults with other members of the Delaware Management Company team: John A. Heffern, Marshall
T. Bassett, Jeffrey W. Hynoski, Steven Lampe, Lori P. Wachs and Francis J. Houghton, Jr. Mr. Heffern joined Delaware Management Company in 1997 and serves as a vice president and portfolio manager. Mr. Bassett joined Delaware Management Company in 1997 and serves as a vice president and portfolio manager. Mr. Hynoski joined Delaware Management Company in 1998 and serves as a vice president and portfolio manager. Previously, he held the position of vice president with Bessemer Trust Company. Mr. Lampe joined Delaware Management Company in 1995 and serves as a vice president and portfolio manager. Ms. Wachs joined Delaware Management Company in 1992 and serves as a vice president and portfolio manager. Mr. Houghton joined Delaware Management Company in 2000 and serves as a vice president and senior portfolio manager. Previously, he was president and a portfolio manager of Lynch & Mayer, Inc., a Delaware affiliate, since 1990.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS. Martin Currie Inc. serves as investment advisor for this fund. Martin Currie Inc. is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. Martin Currie Inc. and its affiliates are part of one of Scotland's leading independent investment management companies which, since its founding in 1881, has developed an expertise in equity investments. As of September 30, 2003, Martin Currie Inc. and its affiliates had over $9.7 billion in assets under management.

Martin Currie Inc. uses a team approach in the management of the fund's portfolio. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie Inc. since 1997. Mr. Fairweather joined Martin Currie Inc. in 1984 and has served in various investment management capacities since then. He has held his fund responsibilities since its inception in August 1995.

UBS PACE International Emerging Markets Equity Investments. Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") serve as investment advisors for UBS PACE International Emerging Markets Equity Investments. Baring is located at 155 Bishopsgate, London, England, ECMZM 3XY. Baring Holdings is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V. As of September 30, 2003, Baring had approximately $32.6 billion in assets under management.

Baring uses a team approach in the management of its share of the fund's assets. The team consists of investment professionals with geographic or regional experience, as well as quantitative research specialists who serve as a central resource to analyze investment issues from a purely quantitative perspective.

GGP is located at 1200 River Road, Conschocken, Pennsylvania 19428. GGP offers international investment capabilities on behalf of the Gartmore Group to the US institutional marketplace. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring ten affiliated investment advisors including GGP. Collectively these affiliates have over $81.1 billion in net assets under management as of September 30, 2003, of which $1.3 billion are devoted to pacific and emerging markets strategies.

GGP takes a team approach to portfolio construction allowing investors to benefit from the skills of the entire team. Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Team are the portfolio managers primarily responsible for the day-to-day management of the fund.

Mr. Ehrmann joined GGP in 1995 as Head of the Emerging Markets Equity team. He was appointed Head of the Pacific & Emerging Markets Team in May 2000. Prior to joining GGP, Mr. Ehrmann was Director of Emerging Markets at Invesco.

Mr. Dalgliesh joined GGP in 2002 as an Investment Manager in the Pacific & Emerging Markets Team. Prior to joining GGP, Mr. Dalgliesh spent seven years as an Asia Pacific Equity Fund Manager at Jupiter Asset Management.

DIVIDENDS AND TAXES


DIVIDENDS

UBS PACE MONEY MARKET INVESTMENTS normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS, UBS PACE STRATEGIC FIXED INCOME INVESTMENTS, UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS AND UBS PACE GLOBAL FIXED INCOME INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS, UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS, UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS, UBS PACE INTERNATIONAL EQUITY INVESTMENTS AND UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor at UBS Financial Services Inc. Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

TAXES

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to pay dividends that are exempt from regular federal income tax. However, the fund may invest a portion of its assets in securities that generate income that is not exempt from regular federal income tax. In addition, all or a portion of its dividends may be subject to state income taxes and its distributions of gains generally will be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a fund's shares (except UBS PACE Money Market Investments) for shares of another fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax. However, you will not recognize any gain on the sale of your shares in UBS PACE MONEY MARKET INVESTMENTS so long as it maintains a share price of $1.00.

Distributions of short-term capital gains will be taxed as ordinary income. Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than one year. Your fund will tell you how you should treat its dividends for tax purposes.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

  - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

  - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

  - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

  - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

  - Distributions of long-term gains from sales by the funds before May 6, 2003 will be taxed at the maximum rate of 20%.

As noted above, shareholders will pay the PACE Select Advisors Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means that such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income."

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding", by law we must withhold a portion of your distributions and redemption proceeds to pay US federal income taxes.

See the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisors.

UBS PACE SELECT ADVISORS TRUST


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-986 0088.

FINANCIAL HIGHLIGHTS
UBS PACE MONEY MARKET INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.01           0.02           0.05           0.05           0.05
Dividends from net investment income                           (0.01)         (0.02)         (0.05)         (0.05)         (0.05)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                      0.96%          2.10%          5.44%          5.53%          4.85%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  123,915     $  112,001     $   76,657     $   65,521     $   47,174
Expenses to average net assets, net of
   fee waivers and expense reimbursements                       0.57%          0.50%          0.50%          0.50%          0.50%
Expenses to average net assets, before
   fee waivers and expense reimbursements                       1.13%          1.43%          1.00%          0.95%          1.07%
Net investment income to average net
   assets, net of fee waivers and expense
   reimbursements                                               0.94%          2.03%          5.26%          5.46%          4.70%
Net investment income to average net assets,
   before fee waivers and expense reimbursements                0.38%          1.10%          4.76%          5.01%          4.13%

----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    13.09     $    12.84     $    12.09     $    12.10     $    12.59
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.36           0.67           0.84           0.73           0.68
Net realized and unrealized gains (losses)
   from investment activities, options written,
   swaps and futures                                           (0.18)          0.31           0.82           0.01          (0.43)
                                                          ----------     ----------     ----------     ----------     ----------
Net increase from operations                                    0.18           0.98           1.66           0.74           0.25
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                           (0.45)         (0.68)         (0.91)         (0.75)         (0.71)
Distributions from net realized gains from
   investment activities                                          --          (0.05)            --             --          (0.03)
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (0.45)         (0.73)         (0.91)         (0.75)         (0.74)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    12.82     $    13.09     $    12.84     $    12.09     $    12.10
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                      1.35%          7.84%         14.21%          6.36%          2.02%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  207,466     $  201,378     $  195,546     $  198,918     $  191,719
Expenses to average net assets, net of fee
   waivers and expense reimbursements                           0.83%          0.70%          0.78%++        0.87%++        0.87%++
Expenses to average net assets, before fee
   waivers and expense reimbursements                           0.98%          0.93%          0.87%++        0.91%++        0.93%++
Net investment income to average net assets,
   net of fee waivers and expense reimbursements                2.76%          5.18%          6.69%          6.12%          5.49%
Net investment income to average net assets,
   before fee waivers and expense reimbursements                2.61%          4.95%          6.60%          6.08%          5.43%
Portfolio turnover                                               741%           369%           631%           585%           418%

----------
++ Includes 0.03%, 0.02% and 0.01% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001, July 31, 2000 and July 31, 1999, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003          2002+          2001+           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    11.14     $    12.33     $    11.82     $    11.98     $    12.35
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.36           0.77           0.74           0.70           0.63
Net realized and unrealized gains (losses)
   from investment activities, futures and foreign
   currency transactions and forward contracts                  0.34          (1.18)          0.56          (0.16)         (0.28)
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         0.70          (0.41)          1.30           0.54           0.35
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                           (0.37)         (0.78)         (0.79)         (0.70)         (0.64)
Distributions from net realized gains from
   investment activities                                          --             --             --           0.00++        (0.08)
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (0.37)         (0.78)         (0.79)         (0.70)         (0.72)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    11.47     $    11.14     $    12.33     $    11.82     $    11.98
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                      6.34%         (3.64)%        11.39%          4.74%          2.81%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  210,860     $  161,702     $  127,718     $  134,102     $  139,043
Expenses to average net assets, net of fee
   waivers and expense reimbursements                           0.77%          0.70%          0.75%          0.78%          0.80%
Expenses to average net assets, before fee
   waivers and expense reimbursements                           0.87%          0.82%          0.77%          0.79%          0.80%
Net investment income to average
   net assets, net of fee waivers and expense
   reimbursements                                               3.10%          6.45%          6.07%          5.95%          5.26%
Net investment income to average net assets,
   before fee waivers and expense
   reimbursements                                               3.00%          6.33%          6.05%          5.94%          5.26%
Portfolio turnover                                               294%           121%            82%            88%            89%

----------

++   The Portfolio made a distribution of less than $0.005 during the year.
+ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    13.16     $    12.91     $    12.21     $    12.33     $    13.32
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.61@          0.61@          0.73           0.73           0.69
Net realized and unrealized gains (losses) from
   investment activities, futures, swaps, options
   written and foreign currency transactions and
   forward contracts                                            0.25@          0.26@          0.78          (0.13)         (0.64)
                                                          ----------     ----------     ----------     ----------     ----------
Net increase from operations                                    0.86           0.87           1.51           0.60           0.05
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                           (0.58)         (0.62)         (0.81)         (0.72)         (0.70)
Distributions from net realized gains from
   investment activities                                          --             --             --             --          (0.34)
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (0.58)         (0.62)         (0.81)         (0.72)         (1.04)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    13.44     $    13.16     $    12.91     $    12.21     $    12.33
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                      6.54%          6.86%         12.74%          5.08%          0.21%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  252,219     $  241,140     $  210,444     $  234,748     $  222,214
Expenses to average net assets, net of fee
   waivers and expense reimbursements                           0.90%          0.85%          0.91%++        0.85%          0.88%++
Expenses to average net assets, before fee
   waivers and expense reimbursements                           1.00%          0.96%          0.93%++        0.89%          0.92%++
Net investment income to average
   net assets, net of fee waivers and
   expense reimbursements                                       4.44%          4.70%          6.09%          6.04%          5.51%
Net investment income to average
   net assets, before fee waivers and
   expense reimbursements                                       4.34%          4.59%          6.07%          6.00%          5.47%
Portfolio turnover                                               357%           375%           519%           391%           202%

----------
@    Calculated using the average monthly shares outstanding for the year.
++ Includes 0.06% and 0.03% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001 and July 31, 1999, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001          2000#           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    12.70     $    12.52     $    12.15     $    12.44     $    12.70
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.47           0.54           0.55           0.57           0.56
Net realized and unrealized gains (losses) from
   investment activities                                       (0.14)          0.18           0.42          (0.29)         (0.26)
                                                          ----------     ----------     ----------     ----------     ----------
Net increase from operations                                    0.33           0.72           0.97           0.28           0.30
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                           (0.47)         (0.54)         (0.60)         (0.57)         (0.56)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    12.56     $    12.70     $    12.52     $    12.15     $    12.44
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                      2.64%          5.86%          8.20%          2.37%          2.34%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $   69,938     $   61,739     $   49,110     $   53,594     $   56,659
Expenses to average net assets, net of fee
   waivers and expense reimbursements                           0.72%          0.64%          0.76%          0.85%          0.85%
Expenses to average net assets, before fee
   waivers and expense reimbursements                           0.84%          0.85%          0.82%          0.89%          0.89%
Net investment income to average
   net assets, net of fee waivers and
   expense reimbursements                                       3.69%          4.24%          4.44%          4.68%          4.42%
Net investment income to average
   net assets, before fee waivers and
   expense reimbursements                                       3.57%          4.03%          4.38%          4.64%          4.38%
Portfolio turnover                                                42%            20%            68%            33%            11%

----------

# Investment advisory functions for this Portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company LLC's predecessor on June 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003          2002+          2001#           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    10.91     $    10.27     $    10.68     $    11.82     $    12.25
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.30@          0.38@          0.43           0.53           0.65
Net realized and unrealized gains (losses) from
   investment activities, futures, options written
   and foreign currency transactions
   and forward contracts                                        0.92@          0.67@         (0.35)         (1.10)          0.20
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         1.22           1.05           0.08          (0.57)          0.85
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                           (0.35)            --             --          (0.42)         (0.81)
Distributions from net realized gains
   from investment activities                                     --             --             --          (0.09)         (0.47)
Dividends from paid in capital                                    --          (0.41)         (0.49)         (0.06)            --
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (0.35)         (0.41)         (0.49)         (0.57)         (1.28)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    11.78     $    10.91     $    10.27     $    10.68     $    11.82
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                     11.31%         10.52%          0.71%         (4.97)%         6.49%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  139,300     $  114,790     $   94,085     $  100,831     $  101,143
Expenses to average net assets,
   net of fee waivers and expense reimbursements                1.07%          0.95%          0.95%          0.95%          0.95%
Expenses to average net assets,
   before fee waivers and expense reimbursements                1.30%          1.27%          1.17%          1.18%          1.17%
Net investment income to average
   net assets, net of fee waivers and
   expense reimbursements                                       2.57%          3.68%          4.23%          4.50%          4.57%
Net investment income to average
   net assets, before fee waivers and
   expense reimbursements                                       2.34%          3.36%          4.01%          4.27%          4.35%
Portfolio turnover                                               274%           328%           270%           170%           226%

----------

# A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities, futures and forward foreign currency transactions per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002          2001#          2000#           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    14.84     $    17.54     $    16.35     $    21.14     $    20.27
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.17           0.15           0.17           0.15           0.13
Net realized and unrealized gains (losses)
   from investment activities and futures                       0.57          (2.71)          1.18          (3.17)          2.34
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         0.74          (2.56)          1.35          (3.02)          2.47
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                           (0.18)         (0.14)         (0.16)         (0.14)         (0.14)
Distributions from net realized gains
   from investment activities                                     --             --             --          (1.63)         (1.46)
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (0.18)         (0.14)         (0.16)         (1.77)         (1.60)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    15.40     $    14.84     $    17.54     $    16.35     $    21.14
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                      5.09%        (14.68)%         8.32%        (14.74)%        12.82%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  400,188     $  338,732     $  348,068     $  335,294     $  375,465
Expenses to average net assets,
   net of fee waivers and expense reimbursements                0.97%          0.89%          0.88%          0.96%          0.96%
Expenses to average net assets,
   before fee waivers and expense reimbursements                1.07%          1.03%          0.94%          0.96%          0.96%
Net investment income to average net assets,
   net of fee waivers and expense reimbursements                1.24%          0.96%          0.99%          0.85%          0.71%
Net investment income to average net assets,
   before fee waivers and expense reimbursements                1.14%          0.82%          0.93%          0.85%          0.71%
Portfolio turnover                                                72%            79%           148%           195%            40%

----------

# Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. (through its predecessor in interest) assumed investment advisory functions with respect to a portion of the portfolio on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                            2003++          2002          2001+           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    11.53     $    16.88     $    29.70     $    25.88     $    22.99
                                                          ----------     ----------     ----------     ----------     ----------
Net investment loss                                            (0.03)@        (0.04)@        (0.07)         (0.12)         (0.05)
Net realized and unrealized gains (losses)
   from investment activities                                   1.35@         (5.31)@        (9.42)          4.69           4.44
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         1.32          (5.35)         (9.49)          4.57           4.39
                                                          ----------     ----------     ----------     ----------     ----------
Distributions from net realized gains from
   investment activities                                          --             --          (3.33)         (0.75)         (1.50)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    12.85     $    11.53     $    16.88     $    29.70     $    25.88
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                     11.45%        (31.69)%       (34.17)%        17.76%         19.66%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  389,805     $  299,959     $  333,003     $  436,806     $  379,988
Expenses to average net assets,
   net of fee waivers and expense reimbursements                1.01%          0.91%          0.89%          0.94%          0.97%
Expenses to average net assets,
   before fee waivers and expense reimbursements                1.10%          1.05%          0.94%          0.94%          0.97%
Net investment loss to average net assets,
   net of fee waivers and expense reimbursements               (0.22)%        (0.28)%        (0.36)%        (0.42)%        (0.24)%
Net investment loss to average net assets,
   before fee waivers and expense reimbursements               (0.31)%        (0.42)%        (0.41)%        (0.42)%        (0.24)%
Portfolio turnover                                               107%            57%            64%            59%            43%

----------

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. (through its predecessor in interest) on October 10, 2000.
++ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.
@    Calculated using the average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002          2001#          2000#           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    16.14     $    17.02     $    13.33     $    15.75     $    17.39
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                          (0.00)+@        0.02           0.14           0.10           0.06
Net realized and unrealized gains (losses)
   from investment activities                                   1.58@         (0.81)          3.71          (1.79)         (0.06)
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         1.58          (0.79)          3.85          (1.69)          0.00+
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                              --          (0.07)         (0.16)         (0.06)         (0.09)
Distributions from net realized gains from
   investment activities                                       (1.14)         (0.02)            --          (0.67)         (1.55)
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (1.14)         (0.09)         (0.16)         (0.73)         (1.64)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    16.58     $    16.14     $    17.02     $    13.33     $    15.75
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                     11.18%         (4.67)%        29.20%        (10.59)%         1.16%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  204,028     $  179,315     $  224,026     $  213,749     $  206,131
Expenses to average net assets,
   net of fee waivers and expense reimbursements                1.11%          0.99%          0.97%          1.00%          1.00%
Expenses to average net assets,
   before fee waivers and expense reimbursements                1.25%          1.10%          0.99%          1.01%          1.01%
Net investment income (loss) to average net assets,
   net of fee waivers and expense reimbursements               (0.01)%         0.12%          0.98%          0.77%          0.42%
Net investment income (loss) to average net assets,
   before fee waivers and expense reimbursements               (0.15)%         0.01%          0.96%          0.76%          0.41%
Portfolio turnover                                                32%            44%            72%            83%            57%

----------

@    Calculated using the average monthly shares outstanding for the year.
+    Amount is less than $0.005 per share.
# Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    10.88     $    13.67     $    30.27     $    20.62     $    15.80
                                                          ----------     ----------     ----------     ----------     ----------
Net investment loss                                            (0.06)@        (0.07)@        (0.07)         (0.19)         (0.08)
Net realized and unrealized gains (losses)
   from investment activities                                   2.36@         (2.72)@        (8.06)         12.58           5.28
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         2.30          (2.79)         (8.13)         12.39           5.20
                                                          ----------     ----------     ----------     ----------     ----------
Distributions from net realized gains from
   investment activities                                          --             --          (8.47)         (2.74)         (0.38)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    13.18     $    10.88     $    13.67     $    30.27     $    20.62
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                     21.14%        (20.41)%       (30.93)%        62.30%         33.62%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  216,911     $  177,119     $  244,247     $  319,571     $  265,405
Expenses to average net assets,
   net of fee waivers and expense reimbursements                1.09%          0.98%          0.94%          0.95%          1.00%
Expenses to average net assets,
   before fee waivers and expense reimbursements                1.22%          1.11%          0.97%          0.96%          1.01%
Net investment loss to average net assets,
   net of fee waivers and expense reimbursements               (0.57)%        (0.56)%        (0.48)%        (0.64)%        (0.48)%
Net investment loss to average net assets,
   before fee waivers and expense reimbursements               (0.70)%        (0.69)%        (0.51)%        (0.65)%        (0.49)%
Portfolio turnover                                                50%            48%            68%            81%           102%

----------

@    Calculated using average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $    10.08     $    12.59     $    18.67     $    17.18     $    16.54
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income                                           0.11           0.06           0.06           0.07           0.07
Net realized and unrealized gains (losses)
   from investment activities and foreign
   currency transactions and forward contracts                  0.20          (2.43)         (4.88)          2.51           1.10
Net increase from payments by advisor                             --             --           0.00@          0.05             --
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         0.31          (2.37)         (4.82)          2.63           1.17
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                           (0.03)         (0.14)         (0.04)         (0.12)         (0.19)
Distributions from net realized gains from
   investment activities                                          --             --          (1.22)         (1.02)         (0.34)
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                              (0.03)         (0.14)         (1.26)         (1.14)         (0.53)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    10.36     $    10.08     $    12.59     $    18.67     $    17.18
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                      3.10%        (18.93)%       (26.97)%        14.91%          7.33%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  250,224     $  203,148     $  198,643     $  246,452     $  214,017
Expenses to average net assets,
   net of fee waivers and expense
   reimbursements from and recoupments to manager               1.35%+         1.30%          1.13%          1.16%          1.22%
Expenses to average net assets,
   before fee waivers and expense reimbursements
   from and recoupments to manager                              1.31%+         1.34%          1.17%          1.16%          1.22%
Net investment income to average
   net assets, net of fee waivers and expense
   reimbursements from and recoupments to manager               1.21%+         0.52%          0.36%          0.37%          0.53%
Net investment income to average
   net assets, before fee waivers and expense
   reimbursements from and recoupments to manager               1.25%+         0.48%          0.32%          0.37%          0.53%
Portfolio turnover                                                88%           109%            60%            72%            89%

----------

+ For the year ended July 31, 2003, the investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap for Class P.

@    Amount is less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                                                                                FOR THE YEARS ENDED JULY 31,
                                                          ----------------------------------------------------------------------
                                                            2003*           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     7.79     $     8.02     $    11.96     $    12.05     $    10.41
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income (loss)                                    0.07@          0.01           0.02          (0.01)          0.09
Net realized and unrealized gains (losses)
   from investment activities futures and foreign
   currency transactions and forward contracts                  1.08@         (0.24)         (3.96)          0.02           1.62
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from operations                         1.15          (0.23)         (3.94)          0.01           1.71
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income                              --             --             --          (0.10)         (0.07)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $     8.94     $     7.79     $     8.02     $    11.96     $    12.05
                                                          ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN(1)                                     14.76%         (2.87)%       (32.94)%        (0.02)%        16.66%
                                                          ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $   78,462     $   62,376     $   65,703     $   82,179     $   88,497
Expenses to average net assets,
   net of fee waivers and expense reimbursements                1.84%          1.50%          1.50%          1.50%          1.50%
Expenses to average net assets, before fee waivers
   and expense reimbursements                                   2.30%          2.18%          1.82%          1.75%          1.79%
Net investment income (loss) to average
   net assets, net of fee waivers and
   expense reimbursements                                       0.98%          0.13%          0.24%         (0.08)%         1.05%
Net investment income (loss) to average
   net assets, before fee waivers and
   expense reimbursements                                       0.52%         (0.55)%        (0.08)%        (0.33)%         0.76%
Portfolio turnover                                               214%           129%           121%           115%            66%

----------

@    Calculated using average monthly shares outstanding for the year.
* Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE SELECT ADVISORS TRUST


APPENDIX A

INTRODUCTORY NOTE:

THIS APPENDIX IS PROVIDED FOR ERISA ACCOUNTS PURSUANT TO CONDITIONS IMPOSED BY A GRANT OF INDIVIDUAL EXEMPTIONS BY THE DEPARTMENT OF LABOR.

THE NOTICE OF PROPOSED EXEMPTION AND RELATED GRANT OF INDIVIDUAL EXEMPTIONS REPRODUCED BELOW DATE FROM 1996. THE FACTUAL INFORMATION CONTAINED THEREIN WAS ACCURATE AS OF THAT TIME; HOWEVER, THE FUNDS HAVE CHANGED OVER THE YEARS. THE INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS IS MORE CURRENT AND SHOULD BE RELIED UPON WHERE THERE ARE DIFFERENCES. FOR EXAMPLE:

     -  THE NAME OF THE TRUST IS NOW UBS PACE SELECT ADVISORS TRUST;

     - MITCHELL HUTCHINS ASSET MANAGEMENT INC. IS NOW UBS GLOBAL ASSET MANAGEMENT (US) INC. AND PAINEWEBBER INCORPORATED IS NOW UBS FINANCIAL SERVICES INC.;

     - PAINEWEBBER MANAGED ACCOUNTS SERVICES (PMAS) IS NOW KNOWN AS INVESTMENT CONSULTING SERVICES DEPARTMENT (ICS) OF UBS FINANCIAL SERVICES INC.; AND

     - CERTAIN FEE ARRANGEMENTS HAVE CHANGED AND A NUMBER OF SUB-ADVISORS HAVE BEEN REPLACED.

  THIS DOCUMENT HAS BEEN PREPARED BY PAINEWEBBER INCORPORATED AS A COPY OF THE
     NOTICE THAT APPEARED IN THE FEDERAL REGISTER ON FRIDAY, MARCH 22, 1996
                           (VOL. 61, N0. 57 AT 11882).

PAINEWEBBER INCORPORATED (PAINEWEBBER)
LOCATED IN NEW YORK, NY                                [Application No. D-09818]

                               PROPOSED EXEMPTION

Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10,
1990).(1)

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the

----------
      (1) For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the
Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

This proposed exemption is subject to the conditions set forth below in
Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
     Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

     (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

          (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

          (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

          (C)  An investor questionnaire.

          (D) A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

          (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

          (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

          (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

     (2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will--

          (A) Make copies of the foregoing documents available to Directing Participants.

          (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

     (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

     (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

          (A)  Independent of PaineWebber and its affiliates;

          (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

          (C) Able to make an informed decision concerning participation in the PACE Program.

     (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is--

          (A)  Independent of PMAS and its affiliates;

          (B) Capable of making an independent decision regarding the investment of Plan assets;

          (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

          (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

     (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

     (2)  Telephone quotations from PaineWebber of such Plan's account balance.

     (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

     (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

     (5) A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     (6)  A statement, furnished at least quarterly or annually, specifying--

          (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

          (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

          (C) The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

          (D) The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     (7) Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs
     (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

     (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

     (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

          (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

          (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

          (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

          (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p) (2) None of the persons described above in paragraphs (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes--

     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

     (2)  Any officer, director or partner in such person, and

     (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

     (1) A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

     (2)  A participant in a Keogh Plan;

     (3) An individual covered under a self-directed IRA which invests in Trust shares;

     (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

     (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by
          Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

     Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

SUMMARY OF FACTS AND REPRESENTATIONS

1.   The parties to the transactions are as follows:

     (a) PAINEWEBBER GROUP (PAINE WEBBER GROUP), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

     (b) PAINEWEBBER, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

     (c) PMAS, located in Weehawken, New Jersey is responsible for individual investor account management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

     (d) MITCHELL HUTCHINS, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

     (e) STATE STREET BANK AND TRUST COMPANY (STATE STREET), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

     (f) PFPC, INC. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2. The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and US Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share. Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3. Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.2 Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

     To participate in the PACE Program, each investor must open a brokerage account with

----------
    (2) As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors.

     PaineWebber.(3) The minimum initial investment in the PACE Program is $10,000.

     Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

     The applicants represent that the initial purchase of shares in the Trust by a Plan participating in the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

     Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.5 No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.


----------
However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

     (3) According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

         As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as
Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

     (4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

     (5) PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5. Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value(6) and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.(7)

     The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio) on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

     The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6. Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about


----------
     (6) The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

     (7) Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.

     the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

     In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The applicants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.(8)

7. Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

     PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

     In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

     After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8. Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies


----------
   (8) The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

         Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

     employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

     In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

     In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.(9)

9. If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets,
     (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

     With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is
     (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

----------
   (9) The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

10. After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,(10) PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives,
     (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

     An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11. Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

     The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)(11);
     (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

----------
   (10) In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

   (11) The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

     With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

     In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12. Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

     It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.12 The threshold for triggering rebalancing is a percentage (presently, 2 1/2 percent)

----------
   (12) Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

     that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

     The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13. PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a
     Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

     Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.(13) Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14. Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading


----------
   (13) In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement:
"Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

     on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.14 In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.15 In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

     Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.(16)

15. Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

     With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16. Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.


----------
   (14) PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

   (15) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

   (16) The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

17. As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.17 In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.18 In the case of Plans, the outside fee may be paid by the Plan or the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

     For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

     If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

     In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.19 From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee


----------
     (17) The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

     (18) PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

     (19) The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

     of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18. The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

                                                             MH                                MH
                                                         MANAGEMENT       SA RETAINED     RETAINED FEE
PORTFOLIO                                               FEE (PRECENT)    FEE (PRECENT)     (PERCENT)
---------                                               -------------    -------------    ------------
PACE Money Market Investments                               .15               .00             .15
PACE Government Securities Fixed Income Investments         .50               .25             .25
PACE Intermediate Fixed Income Investments                  .40               .20             .20
PACE Strategic Fixed Income Investments                     .50               .25             .25
PACE Municipal Fixed Income Investments                     .40               .20             .20
PACE Global Fixed Income Investments                        .60               .35             .25
PACE Large Company Value Equity Investments                 .60               .30             .30
PACE Large Company Growth Equity Investments                .60               .30             .30
PACE Small/Medium Company Value Equity Investments          .60               .30             .30
PACE Small/Medium Company Growth Equity Investments         .60               .30             .30
PACE International Equity Investments                       .70               .40             .30
PACE International Emerging Markets Investments             .90               .50             .40

     PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.20

     The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19. The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

     Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent; (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

----------
     (20) PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

     Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

                                                                   MAXIMUM         OUTSIDE
                                                      AMOUNT       OUTSIDE        QUARTERLY
PORTFOLIO                                            INVESTED   QUARTERLY FEE        FEE
---------                                            --------   -------------     ---------
PACE Money Market Investments                        $     50    1.50% (.25)      $  0.1875
PACE Intermediate Fixed Income Investments                200    1.50% (.25)          .7500
PACE Large Company Value Equity Investments               250    1.50% (.25)          .9375
PACE Small/Medium Company Growth Equity Investments       250    1.50% (.25)          .9375
PACE International Equity Investments                     250    1.50% (.25)          .9375
                                                     --------    -----------      ---------
Total Outside Fee Per Quarter                           1,000            --          3.7500

     Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                                                 MH          MAXIMUM     REDUCTION
                                                            RETAINED FEE     MH FEE       FACTOR
PORTFOLIO                                                    (PERCENT)      (PERCENT)    (PERCENT)
---------                                                   ------------    ---------    ---------
PACE Money Market Investments                                  .15            .15          .00
PACE Government Securities Fixed Income Investments            .25            .20          .05
PACE Intermediate Fixed Income Investments                     .20            .20          .00
PACE Strategic Fixed Income Investments                        .25            .20          .05
PACE Municipal Fixed Income Investments                        .20            .20          .00
PACE Global Fixed Income Investments                           .25            .20          .05
PACE Large Company Value Equity Investments                    .30            .20          .10
PACE Large Company Growth Equity Investments                   .30            .20          .10
PACE Small/Medium Company Value Equity Investments             .30            .20          .10
PACE Small/Medium Company Growth Equity Investments            .30            .20          .10
PACE International Equity Investments                          .30            .20          .10
PACE International Emerging Markets Investments                .40            .20          .20

     Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:

        (.25)[($250).10% + ($250).10% +
        ($250).10%] = $0.1875 or $.19.

     In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:

        $3.75 - $.19 = $3.56.

     The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).21 A Plan investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

     Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

        $3.56 (net outside fee)+(.25)
        [($50+$200+$250+$250+$250).20%]
        (administrative services fee)+(.25)

        [($50).15% + ($200).20% + ($250 + $250 +
        $250).30%] (inside fee) = $4.74.

     Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

        4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20. PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22. In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

     (a) The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.

     (b) An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

     (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

----------
     (21) PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

     (d) Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

     (e) PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.

     (f) With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

     (g) The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

     (h) Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

     (i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 FEDERAL REGISTER VOL. 61, NO. 148                                                 WEDNESDAY, JULY 31, 1996
[PROHIBITED TRANSACTION EXEMPTION 96-59; EXEMPTION APPLICATION NO. D-09818, ET AL.]                            NOTICES
GRANT OF INDIVIDUAL EXEMPTIONS; PAINEWEBBER INCORPORATED
AGENCY: Pension and Welfare Benefits Administration, Labor.
ACTION: GRANT OF INDIVIDUAL EXEMPTIONS.

SUMMARY: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

     Notices were published in the FEDERAL REGISTER of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Depart-ment in Washington, D.C.. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a hearing, unless otherwise stated, were received by the Department.

     The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

STATUTORY FINDINGS

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a)  The exemptions are administratively feasible;

(b) They are in the interests of the plans and their participants and beneficiaries; and

(c) They are protective of the rights of the participants and beneficiaries of the plans.

     PAINEWEBBER INCORPORATED (PAINEWEBBER), LOCATED IN NEW YORK, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

                                    EXEMPTION

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

     In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective
August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services
(PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

     This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
     Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

     (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

          (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

          (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

          (C)  An investor questionnaire.

          (D) A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

          (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

          (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

          (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

     (2)  In the case of a Section 404(c) Plan, the Independent Fiduciary will--

          (A) Make copies of the foregoing documents available to Directing Participants.

          (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

     (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

     (4) With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

          (A)  Independent of PaineWebber and its affiliates;

          (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

          (C) Able to make an informed decision concerning participation in the PACE Program.

     (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

          (A)  Independent of PMAS and its affiliates;

          (B) Capable of making an independent decision regarding the investment of Plan assets;

          (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

          (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

     (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

     (2) Telephone access to quotations from PaineWebber of such Plan's account balance.

     (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

     (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

     (5) A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     (6)  A statement, furnished at least quarterly or annually, specifying--

          (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

          (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

          (C) The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

          (D) The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

     (7) Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

     (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

     (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

          (A) Any duly authorized employee or representative of the Department, the Internal

               Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

          (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

          (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

          (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p) (2) None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b)  An "affiliate" of PaineWebber includes--

     (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

     (2)  Any officer, director or partner in such person, and

     (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

     (1) A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

     (2)  A participant in a Keogh Plan;

     (3) An individual covered under a self-directed IRA which invests in Trust shares;

     (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

     (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

EFFECTIVE DATE: This exemption will be effective as of August 18, 1995.

     For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

WRITTEN COMMENTS

The Department received one written comment with respect to the Notice and no requests for a public hear-ing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1)  SECTION 403(b) PLAN PARTICIPATION. In addition to IRAs, Keogh Plans,
     Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2) AVAILABLE PORTFOLIOS. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

     The Department has made the change requested by the Applicants.

     (3)  INDEPENDENT FIDUCIARY ROLE. With respect to a Section 404(c) Plan,
          Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise Section II(j)(4) of the Notice to read as follows:

     (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).

     The Department has amended the Notice in this regard.

     (4) DIRECTING PARTICIPANT DISCLOSURE. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

     The Department has amended Section II(1) of the Notice to read as follows:

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

     (5) DESCRIPTION OF PAINEWEBBER GROUP AND PAINEWEBBER. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

     The Department has revised the language in Representation 1(b) of the Summary as follows:

     PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

     (6) NET ASSET VALUE PER SHARE. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

     Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

     With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

     (7) MINIMUM INVESTMENTS. The second paragraph of Representation 3 of the Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

     The Department has revised part of Representation 3 to read as follows:

     ***The minimum initial investment in the PACE Program currently is $25,000
        (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

     (8) VALUATION OF PORTFOLIO SHARES. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

      The Department has modified Footnote 10 to read as follows:

      The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m.,

Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

     In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

     ***The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid de minimus transactions.

     (9) PAYMENT OF REDEMPTION PROCEEDS. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.

     The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

     (10) BROKERAGE COMMISSION INFORMATION. Representation 22(i) of the Summary states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

     The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

     After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, US Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

     FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

TICKER SYMBOLS

UBS PACE Money Market Investments                                 PCEXX
UBS PACE Government Securities Fixed Income Investments           PCGTX
UBS PACE Intermediate Fixed Income Investments                    PCIFX
UBS PACE Strategic Fixed Income Investments                       PCSIX
UBS PACE Municipal Fixed Income Investments                       PCMNX
UBS PACE Global Fixed Income Investments                          PCGLX
UBS PACE Large Co Value Equity Investments                        PCLVX
UBS PACE Large Co Growth Equity Investments                       PCLCX
UBS PACE Small/Medium Co Value Equity Investments                 PCSVX
UBS PACE Small/Medium Co Growth Equity Investments                PCSGX
UBS PACE International Equity Investments                         PCIEX
UBS PACE International Emerging Markets Equity Investments        PCEMX

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds'annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647 1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the funds:

- For a fee, by electronic request at
  publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764

2003 UBS Global Asset Management (US) Inc.
All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


  UBS PACE(SM) SELECT

  ADVISORS TRUST

  PROSPECTUS


  December 1, 2003

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM) MONEY MARKET INVESTMENTS


PROSPECTUS

DECEMBER 1, 2003


THIS PROSPECTUS OFFERS SHARES OF UBS PACE MONEY MARKET INVESTMENTS, A SERIES OF UBS PACE SELECT ADVISORS TRUST, TO PARTICIPANTS IN THE PACE(SM) MULTI ADVISOR PROGRAM. THE PACE(SM) MULTI ADVISOR PROGRAM IS DESIGNED TO ASSIST YOU IN DEVISING AN ASSET ALLOCATION STRATEGY TO MEET YOUR INDIVIDUAL NEEDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.


NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

UBS PACE MONEY MARKET INVESTMENTS

Contents

                                                                                        PAGE
                                                                                        ----
THE FUND
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND

           Investment Objective, Strategies and Risks                                    3
           Performance                                                                   4
           Expenses and Fee Tables                                                       5
           More About Risks and Investment Strategies                                    6

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

           Investing in the Fund                                                         7
           --Buying Shares
           --The PACE(SM) Multi Advisor Program
           --Selling Shares
           --Additional Information About Your Account
           --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND

           Management                                                                    9

           Dividends and Taxes                                                           10

           Financial Highlights                                                          11

           Where to learn more about the Fund                                            Back Cover


           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

Investment Objective, Strategies and Risks


FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

- CREDIT RISK--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK--The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Performance


RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE(SM) Multi Advisor Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns for several time periods. The table does reflect the annual PACE(SM) Multi Advisor Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

[CHART]

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

CALENDAR YEAR   TOTAL RETURN
1996               5.05%
1997               5.27%
1998               5.21%
1999               4.82%
2000               6.08%
2001               3.93%
2002               1.48%

Total Return January 1 to September 30, 2003: 0.50%
Best quarter during calendar years shown: 4th Quarter, 2000: 1.57% Worst quarter during calendar years shown: 4th Quarter, 2002: 0.30%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)

CLASS (INCEPTION DATE)                        ONE YEAR      FIVE YEARS   LIFE OF CLASS
----------------------                        --------      ----------   -------------
Class P (8/24/95)                             (0.03)%          2.75%          3.03%

Expenses and Fee Tables


FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell Fund shares)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)                None
Maximum Deferred Sales Charge (Load) (as a % of offering price)                            None
Maximum Annual Account Fee for PACE(SM) Multi Advisor Program (as a % of average
  value of shares held on the last calendar day of the previous quarter)                  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fees                                                                           0.15%
Distribution and/or Service (12b-1) Fees                                                   None
Other Expenses*                                                                           0.98%
                                                                                          -----

Total Annual Fund Operating Expenses                                                      1.13%
                                                                                          =====

Expense Reimbursements**                                                                  0.53%
                                                                                          -----

Net Expenses**                                                                            0.60%
                                                                                          =====

 * Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

** The fund and UBS Global AM have entered into a written agreement under which UBS Global AM is contractually obligated to reimburse the fund so that the fund's expenses through December 1, 2004 would not exceed 0.60%. The fund has agreed to repay UBS Global AM for any waived or reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed this expense cap.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE(SM) Multi Advisor Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels, except for the period when the fund's expenses are lower due to its reimbursement agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                         ------      -------      -------     --------
                                         $ 213        $ 767       $ 1,348      $ 2,925

More About Risks and Investment Strategies


PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

ADDITIONAL RISK

STRUCTURED SECURITY RISK. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (E.G., enhanced liquidity and yields linked to short-term interests rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

Investing in the Fund


BUYING SHARES

If you are a participant in the PACE(SM) Multi Advisor Program, you may buy shares of the fund through a managed account maintained with UBS Financial Services Inc. Payment for investments made through the PACE(SM) Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACE(SM) Multi Advisor Program documentation and made an asset allocation decision. Your Financial Advisor is responsible for promptly forwarding your order to UBS Financial Services Inc. headquarters.

The fund, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

THE PACE(SM) MULTI ADVISOR PROGRAM

The PACE(SM) Multi Advisor Program is described in detail in the PACE(SM) Multi Advisor Disclosure Document, the PACE(SM) Multi Advisor Investment Advisory Agreement and other Program documents. The description of the PACE(SM) Multi Advisor Program in this Prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PACE(SM) Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. UBS Financial Services Inc. has no investment discretion over your PACE(SM) Multi Advisor Program account except to the extent required to permit automatic rebalancing of your account if you elect that service. Otherwise, you will make all the investment decisions.

----------
* UBS Financial Services Inc. is a service mark of UBS AG.

PACE is a service mark of UBS Financial Services Inc.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACE(SM) Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.

The minimum initial aggregate investment in the PACE(SM) Multi Advisor Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that UBS Financial Services Inc.'s periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully UBS Financial Services Inc.'s asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

PACE(SM) MULTI ADVISOR PROGRAM FEE

For the services provided to you under the PACE(SM) Multi Advisor Program, you will pay UBS Financial Services Inc. a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your UBS Financial Services Inc. account. Employees of UBS Financial Services Inc. and its affiliates may participate in the PACE(SM) Multi Advisor Program at a reduced fee or for no fee.

Financial Advisors at UBS Financial Services Inc. receive a portion of the PACE(SM) Program Fee for the services they provide to participants.

As a PACE(SM) Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to UBS Financial Services Inc.'s headquarters. After it receives and accepts your request, UBS Financial Services Inc. repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after UBS Financial Services Inc. receives the order.

UBS Financial Services Inc. reserves the right not to repurchase your shares. In that case, UBS Financial Services Inc. forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

-  Your name and address;

-  The fund's name;

-  Your account number;

-  The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

UBS Financial Services Inc. may terminate your participation in the PACE(SM) Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $7,500. If UBS Financial Services Inc. elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more within 30 days. This notice may appear on your account statement. UBS Financial Services Inc. will not terminate your participation in the Program if the value of your account falls below $7,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

PRICING AND VALUATION

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is placed. The fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Management


INVESTMENT ADVISOR

UBS Global Asset Management (US) Inc. ("UBS Global AM"), a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission ("SEC"). As of September 30, 2003, UBS Global AM had approximately $66.5 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $434 billion in assets under management as of September 30, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

The fund has received an exemptive order from the SEC to permit the board to select and replace investment advisors and to amend the sub-advisory contracts between UBS Global AM and the investment advisors without obtaining shareholder approval.

ADVISORY AND ADMINISTRATION FEES

UBS Global AM is the administrator of the fund. The fund pays fees to UBS Global AM for administrative services and advisory services at the annual contract rates of 0.20% and 0.15%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2003, UBS Global AM waived all its administrative and advisory fees.

PORTFOLIO MANAGER

Michael Markowitz, an executive director of UBS Global AM, is primarily responsible for the fund's day-to-day portfolio management.

Dividends and Taxes


DIVIDENDS

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. If you prefer to receive dividends in cash contact your Financial Advisor at UBS Financial Services Inc. Distributions declared in October, November or December, but paid in the following January, are taxed as though they were paid on December 31 in the year in which they were declared.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of fund shares so long as the fund maintains a share price of $1.00.

As noted above, shareholders will pay the PACE(SM) Multi Advisor Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes, which generally means such amounts are deductible only to the extent that they exceed 2% of a person's "adjusted gross income".

If you have not provided complete and correct taxpayer identification to us or if you are subject to "backup withholding", by law we must withhold a portion of your distributions and redemption proceeds to pay US federal income taxes.

See the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisors.

Financial Highlights


The following financial highlights table is intended to help you understand the fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.

                                                                             FOR THE YEARS ENDED JULY 31,
                                                       --------------------------------------------------------------------------
                                                            2003           2002            2001           2000           1999
                                                       -------------   ------------   -------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF YEAR                     $        1.00   $       1.00   $        1.00   $       1.00   $       1.00
                                                       -------------   ------------   -------------   ------------   ------------
Net investment income                                           0.01           0.02            0.05           0.05           0.05
Dividends from net investment income                           (0.01)         (0.02)          (0.05)         (0.05)         (0.05)
                                                       -------------   ------------   -------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                           $        1.00   $       1.00   $        1.00   $       1.00   $       1.00
                                                       =============   ============   =============   ============   ============
TOTAL INVESTMENT RETURN(1)                                      0.96%          2.10%           5.44%          5.53%          4.85%
                                                       =============   ============   =============   ============   ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                        $     123,915   $    112,001   $      76,657   $     65,521   $     47,174
Expenses to average net assets, net of fee waivers
  and expense reimbursements                                    0.57%          0.50%           0.50%          0.50%          0.50%
Expenses to average net assets, before fee waivers
  and expense reimbursements                                    1.13%          1.43%           1.00%          0.95%          1.07%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements                     0.94%          2.03%           5.26%          5.46%          4.70%
Net investment income to average net assets, before
   fee waivers and expense reimbursements                       0.38%          1.10%           4.76%          5.01%          4.13%

----------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

TICKER SYMBOL
UBS PACE Money Market Investments     PCEXX

If you want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the Fund by contacting your Financial Advisor. You may obtain free copies of the Fund's annual and semi-annual reports and its SAI by contacting the Fund directly at 1-800-647-1568.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the Fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

-  Free from the EDGAR Database on the SEC's Internet website at:
   http://www.sec.gov.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM) Money Market Investments

Prospectus

UBS PACE Select Advisors Trust
Investment Company Act File No. 811-8764

(C)2003 UBS Global Asset Management (US) Inc.

All rights reserved.

December 1, 2003

                       UBS PACE(SM) SELECT ADVISORS TRUST
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

     The following funds are series of UBS PACE Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

UBS PACE Money Market Investments
UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments

     UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments are non-diversified series of the Trust. The other funds are diversified series.

     UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the manager and administrator for each fund and also as the investment advisor for UBS PACE Money Market Investments. UBS Global AM selects and monitors unaffiliated investment advisors who provide advisory services for the other funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS Global AM also serves as the Trust's principal underwriter and selects dealers for the sale of fund shares.

     Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain additional copies of the funds' Annual Report without charge by calling toll-free 1-800-647 1568.

     This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated December 1, 2003. Different classes of shares and/or funds are offered by separate Prospectuses. A copy of the relevant Prospectus may be obtained by calling your financial advisor or by calling toll-free 1-800-647 1568. The Prospectus also contains more complete information about the funds. You should read it carefully before investing.

     This SAI is dated December 1, 2003.

                                TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
     The Funds and Their Investment Policies                                                              2
     The Funds' Investments, Related Risks and Limitations                                               10
     Strategies Using Derivative Instruments                                                             36
     Organization of the Trust; Trustees and Officers; Principal Holders and Management
       Ownership of Securities                                                                           45
     Investment Management, Administration and Principal Underwriting Arrangements                       59
     Portfolio Transactions                                                                              93
     Reduced Sales Charges, Additional Purchase, Exchange and Redemption Information and Other
       Services                                                                                          98
     Conversion of Class B Shares                                                                       102
     Valuation of Shares                                                                                102
     Performance Information                                                                            103
     Taxes                                                                                              112
     Other Information                                                                                  118
     Financial Statements                                                                               119
     Appendix                                                                                           A-1

                     THE FUNDS AND THEIR INVESTMENT POLICIES

     No fund's investment objective may be changed without shareholder approval. Except where noted, the investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

     Each fund (other than UBS PACE Municipal Fixed Income Investments) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

     The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words "net assets": ("plus the amount of any borrowing for investment purposes)." If subsequent to an investment, a fund's 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund's future investments will be made in a manner that will bring the fund's investments back in line with the 80% threshold.

     UBS PACE MONEY MARKET INVESTMENTS has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. These instruments include
(1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements, and (5) investment company securities. Money market instruments also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     UBS PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     UBS PACE Money Market Investments may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     UBS PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     Generally, UBS PACE Money Market Investments may exercise demand features
(1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between UBS PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

     UBS PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of foreign issuers.

     UBS PACE Money Market Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings.

     UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in US government bonds and other bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between one and seven years. Under normal circumstances, the fund invests at least 80% of its net assets in government fixed income securities. Government fixed income securities include US government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 20% of its net assets in corporate bonds, including mortgage- and asset-backed securities of private issuers. These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's), except that the fund may not acquire a bond if, as a result, more than 20% of its net assets would be invested in bonds rated below AAA or if more than 10% of its net assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment advisor determines are of comparable quality to rated securities in which the fund may invest.

     UBS PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. As long as the SEC staff takes this position, the fund will not consider these stripped US government securities to be US government securities for purposes of its 80% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities. The fund may invest up to 5% of its net assets in municipal bonds that are rated at least A by Moody's or S&P (or are unrated but deemed to be of comparable quality).

     UBS PACE Government Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS has an investment objective of current income, consistent with reasonable stability of principal. BlackRock Financial Management, Inc. ("BlackRock") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities) and corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds). The fund limits its investments to securities which are investment grade at the time of purchase. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

     UBS PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE STRATEGIC FIXED INCOME INVESTMENTS has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment advisor. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, bonds that are backed by mortgages and other assets, bonds (including convertible bonds) of US and non-US private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

     UBS PACE Strategic Fixed Income Investments also may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment advisor to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the fund's total assets may be invested in bonds denominated in foreign currencies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities. The fund may invest up to 5% of its net assets in municipal bonds that are rated at least Baa by Moody's or BBB by S&P (or are unrated but deemed to be of comparable quality).

     UBS PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS has an investment objective of high current income exempt from regular federal income taxes. Standish Mellon Asset Management Company, LLC ("Standish Mellon") serves as the fund's investment advisor. Under normal circumstances, the fund invests at least 80% of its net assets in municipal fixed income investments, the income from which is exempt from regular federal income taxes. The 80% policy adopted by the fund is a "fundamental" investment policy, and the fund may not deviate from this 80% policy without shareholder approval.

     The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P or, if unrated, determined to be of comparable quality by its investment advisor, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment advisor. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference (sometimes referred to as a "tax preference item") for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

     UBS PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the US Treasury or other US government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in 1) pre-refunded municipal leases that are collateralized by US government securities, and 2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated AAA by S&P, Aaa by Moody's, or assigned a comparable rating by another rating agency (or are unrated but deemed to be of comparable quality).

     UBS PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. Under normal circumstances, the fund may invest only up to 20% of its net assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.

     UBS PACE GLOBAL FIXED INCOME INVESTMENTS has an investment objective of high total return. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors. The fund invests primarily in high-grade bonds, denominated in foreign currencies or US dollars, of governmental and private issuers in the United States and developed foreign countries. The fund's investments may include mortgage- and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, foreign government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or foreign private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment advisor to be of comparable quality.

     UBS PACE Global Fixed Income Investments may invest up to 20% of its total assets in bonds that are rated below A by Moody's or S&P (or are unrated but deemed to be of comparable quality), provided that (1) with respect to bonds of issuers of developed countries, the bonds must be rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined to be of comparable quality); and (2) with respect to bonds of issuers of emerging market countries, both (a) the bonds must be rated at least Ba by Moody's or BB by S&P (or, if unrated, determined to be of comparable quality) and (b) no more than 10% of the fund's total assets may be invested in emerging market bonds. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

     UBS PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE LARGE CO VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation and dividend income. Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities of US companies that are believed to be undervalued. The fund's investments may include both large and medium capitalization companies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.

     ICAP and Westwood each use active stock selection strategies to invest its segment of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and managing deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.

     UBS PACE Large Co Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment advisor. Subject to its 80% investment requirement, the fund may invest in a broad range of equity securities of US issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 10% of its total assets in US dollar-denominated foreign securities that are traded on recognized US exchanges or in the US over-the-counter market. "Foreign securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

     UBS PACE Large Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors. The fund invests primarily in equity securities that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the investment advisors' selection of investments for the fund. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. Large capitalization companies means companies with a total market capitalization of $6.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.

     GEAM and Marsico each use active stock selection strategies to invest its share of the fund's assets. In managing its segment of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research is utilized to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to seek to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.

     Subject to its 80% investment requirement, UBS PACE Large Co Growth Equity Investments may invest in a broad range of equity securities of US issuers. The fund may invest up to 10% of its total assets in US dollar denominated foreign securities that are traded on recognized US exchanges or in the US over-the-counter market. "Foreign securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States. The fund also may invest in US government bonds and investment grade corporate bonds.

     UBS PACE Large Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation. Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds.

     UBS PACE Small/Medium Co Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Delaware Management Company, a series of Delaware Management Business Trust, serves as the fund's investment advisor. The fund invests primarily in the stocks of companies that are characterized by above-average earnings growth rates. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities issued by small/medium capitalization companies. Small/medium capitalization companies means companies with a total market capitalization of less than $6.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. Dividend income is an incidental consideration in the investment advisor's selection of investments for the fund.

     Under normal circumstances, the fund may invest only up to 20% of its net assets in US government bonds and investment grade corporate bonds. The fund may invest up to 5% of its total assets in US dollar denominated foreign securities that are traded on recognized US exchanges or in the US over-the-counter market. "Foreign securities" generally means securities which are issued by a company that is organized under the laws of a country other than the United States where the principal trading market for the issuer's securities is in a country other than the United States.

     UBS PACE Small/Medium Co Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment

Limitations of the Fund" for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short "against the box."

     UBS PACE INTERNATIONAL EQUITY INVESTMENTS has an investment objective of capital appreciation. Martin Currie Inc. serves as the fund's investment advisor. The fund invests primarily in equity securities of companies domiciled outside the United States, and a large part of its investments is usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities. Such investments may include common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

     UBS PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment advisor gives particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on US securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where the investment advisor considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment advisor to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Under normal circumstances, the fund may invest up to 20% of its net assets in US government bonds and investment grade bonds of US and non-US issuers.

     UBS PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

     UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP") serve as the fund's investment advisors. UBS Global AM allocates the fund's assets between the two investment advisors. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities that are tied economically to emerging market countries. Such investments may include equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country, (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country, or (4) that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. Baring and/or GGP may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. The fund normally invests in the securities of issuers from three or more emerging market countries.

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     Under normal circumstances, the fund may invest up to 20% of its net assets in bonds, including US government bonds, foreign government bonds and bonds of private US and non-US issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment advisor to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment advisor to be of comparable quality.

     UBS PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Funds' Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowings. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

     EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

     Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

     While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

     BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

     Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations.

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Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

     Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item are rendered by bond counsel to the respective issuing authorities at the time of issuance. None of the funds, their investment advisor(s) nor UBS Global AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt-interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

     CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

     Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

     In addition to ratings assigned to individual bond issues, the applicable investment advisor will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

     Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment advisor to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment advisor determines to be of comparable quality.

     Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment advisor to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

     The market for non-investment grade bonds, especially those of non-US issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

     The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

     US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. US government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

     Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information" below.

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     ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

     The market for privately issued mortgage-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than US markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

     During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment advisor seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If a fund's investment advisor does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment advisor does not anticipate, the fund's ability to meet its investment objective may be reduced.

     More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment advisor believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

     GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

     FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its

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mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the US government.

     FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and US government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the US government.

     PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Mortgage-Backed Securities -- TYPES OF CREDIT ENHANCEMENT." These credit enhancements do not protect investors from changes in market value.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- I.E., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

     ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

     The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index, that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

     CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

     AUCTION RATE AND REMARKETED PREFERRED STOCK. UBS PACE Money Market Investments may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Funds' Investments, Related Risks and Limitations -- Investments in Other Investment Companies."

     INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in US securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

     Securities of non-US issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning non-US issuers of securities held by a fund than is available concerning US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

     Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable US companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of US courts.

     The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

     A fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the non-US issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the non-US issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     Eurodollar bonds and Yankee bonds are types of US dollar denominated foreign securities. Eurodollar bonds are US dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are US dollar denominated bonds of foreign issuers that are sold primarily in the United States.

     The funds that invest outside the United States anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on US transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     Investment income and gains on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

     The investments by UBS PACE Money Market Investments in US dollar denominated securities of foreign issuers may involve risks that are different from investments in US issuers. The fund's investment in US finance subsidiaries of non-US banks likewise involve risks that are similar to the risks of the fund's investments in the securities of foreign issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the US dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the US dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

     Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

     Each fund values its assets daily in US dollars, and funds that hold foreign currencies do not intend to convert them to US dollars on a daily basis. These funds may convert foreign currency to US dollars from time to time. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. A fund may convert foreign currency to US dollars from time to time.

     The value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund conducts its currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

SPECIAL CHARACTERISTICS OF EMERGING MARKET SECURITIES AND SOVEREIGN DEBT

     EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the US dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

     INVESTMENT AND REPATRIATION RESTRICTIONS -- Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms

(including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

     DIFFERENCES BETWEEN THE US AND EMERGING MARKET SECURITIES MARKETS -- Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of US companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

     GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL SYSTEMS -- There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     SOCIAL, POLITICAL AND ECONOMIC FACTORS -- Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

     The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

     FINANCIAL INFORMATION AND LEGAL STANDARDS -- Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with US generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

     In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     INVESTMENTS IN RUSSIAN SECURITIES. UBS PACE International Emerging Markets Equity Investments may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirement of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions, and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrant to refuse to record transactions on the share register. Furthermore, these practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the investment advisor and could cause a delay in the sale of Russian securities by the fund if the company deems a purchaser unsuitable, which may expose the fund to potential loss on its investment.

     In light of the risks described above, the board has approved certain procedures concerning the fund's investments in Russian securities. Among these procedures is a requirement that the fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the fund would otherwise make.

     FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

     Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

     With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

     Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

     Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and

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expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

     BRADY BONDS -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former US Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

     Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

     Certain Brady Bonds have been collateralized as to principal due at maturity by US Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the US Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

     Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

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     STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in
US and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a US or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

     Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

     CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

     ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

     Other securities that are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

     Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

     Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes -- Other Information" below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

     Certain zero coupon securities are US Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such US Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" US government securities that are not issued through the US Treasury are not US government securities. This technique is frequently used with US Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

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     CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

     WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment advisor determines that the selling Lender is creditworthy.

     When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

     TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending

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activities or as part of its normal investment program. In addition, if UBS
Global AM selects a new investment advisor to manage all or part of a fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new investment advisor. Money market investments include, among other things, (1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of US banks, US branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities,
(6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment advisor, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

     From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries.

     UBS PACE Money Market Investments may invest in certain securities of closed-end investment companies. The fund may also invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or (3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment advisor has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the US government or one of its agencies or instrumentalities will not be considered illiquid if the fund's investment advisor has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

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     Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment advisor pursuant to guidelines approved by the board. An investment advisor takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment advisor monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

     In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, the investment advisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the investment advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

     UBS Global AM and (where applicable) the fund's investment advisor monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM and the applicable investment advisor will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation

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of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

     COUNTERPARTIES. Each fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, an investment advisor, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which a fund does business.

     OPERATIONS RISK. Each fund is subject to the risk that a fund may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

     DOLLAR ROLLS. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase and sell securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. A fund may sell the right to acquire the security prior to delivery if its investment advisor deems it

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advantageous to do so, which may result in a gain or loss to the fund. See "The
Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

     TYPES OF MUNICIPAL BONDS. UBS PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below:

     MUNICIPAL BONDS -- Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

     MUNICIPAL LEASE OBLIGATIONS -- Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

     Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. Insurance does not guarantee the price of the municipal lease obligations or the share price of any fund. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the leasee, and disposition of the property in the event of foreclosure might prove difficult.

     Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the insurer of US government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

     INDUSTRIAL DEVELOPMENT BONDS ("IDBs") AND PRIVATE ACTIVITY BONDS ("PABs") -- IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from regular federal income taxes in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in

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calculating their liability for the AMT. See "Taxes -- Information About UBS
PACE Municipal Fixed Income Investments" below. The fund may invest more than 25% of its net assets in IDBs and PABs.

     FLOATING RATE AND VARIABLE RATE OBLIGATIONS -- Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

     A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

     PARTICIPATION INTERESTS -- Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

     A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment advisor will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

     TENDER OPTION BONDS -- Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

     PUT BONDS -- A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported

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by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment advisor, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

     TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES -- Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     INVERSE FLOATERS -- The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

     Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

     MORTGAGE SUBSIDY BONDS -- The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

     STANDBY COMMITMENTS -- The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. Although the fund does not currently intend to acquire standby commitments with respect to municipal bonds held in its portfolio, the fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

     The fund would enter into standby commitments only with those banks or other dealers that, in the opinion of its investment advisor, present minimal credit risk. The fund's right to exercise standby commitments would be unconditional and unqualified. A standby commitment would not be transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund would be valued at zero in determining net asset value.

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Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.

     DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment advisor in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

     Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Duration allows an investment advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if an investment advisor calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

     Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

     LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in

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money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under each fund's securities lending program.

     SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under such commitment.

     SHORT SALES "AGAINST THE BOX." Each fund (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

     A fund might make a short sale "against the box" to hedge against market risks when its investment advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT LIMITATIONS OF THE FUNDS

     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     Under the investment restrictions adopted by the funds:

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     (1) A fund, other than UBS PACE Intermediate Fixed Income Investments and
UBS PACE Global Fixed Income Investments, may not purchase securities (other than US government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

     The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in US government securities and up to 25% of the fund's assets may be invested without regard to these limitations.

     (3) A fund, other than UBS PACE Municipal Fixed Income Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in US government securities.

     The following interpretation applies to, but is not a part of, this fundamental restriction: A fund will not purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to municipal securities. In addition, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry. This restriction is also interpreted with respect to UBS PACE Money Market Investments so as not to apply to that fund's investments in certificates of deposit and bankers' acceptances of domestic branches of US banks.

     (4) A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

     (5) A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

     (6) A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

     The following interpretation applies to, but is not part of, this fundamental restriction: The funds' investments in master notes and similar instruments will not be considered to be the making of a loan.

     (7) A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

     (8) A fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

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     (9) A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

     (10) A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

     (11) A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

     UBS PACE Municipal Fixed Income Investments' investment policy of investing at least 80% of its net assets in municipal fixed income securities, the income from which is exempt from regular federal income tax, may not be changed without approval of the fund's shareholders.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     (1) A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

     (2) A fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

     Each fund's (other than UBS PACE Municipal Fixed Income Investments) investment policy of investing at least 80% of its net assets in the type of investment suggested by its name may be changed by the fund's board without shareholder approval. However, each fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to the 80% investment policy.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund (other than UBS PACE Money Market Investments) is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment advisor also may use forward currency contracts, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

     A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

     OPTIONS ON SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

     OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the

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same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment advisor believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment advisor believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

     Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes -- Other Information."

     In addition to the products, strategies and risks described below and in the Prospectus, a fund's investment advisor may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment advisor may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of a fund's investment advisor to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisors are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The

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effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment advisor projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

     (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write covered options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Restrictions -- Illiquid Securities."

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     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

     A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

     If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

     LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

     (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

     (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

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

     (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

     FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

     Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment advisor wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment advisor wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices

                                       41
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could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The funds' use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:

     (1) The aggregate initial margin and premiums on futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money,' may not exceed 5% of a fund's net assets.

     (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

     (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of the fund's total assets.

     FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. In addition, these funds may use these strategies to adjust exposure to different currencies or to maintain an exposure to foreign currencies while maintaining a cash balance for fund management purposes (or in anticipation of future investments). Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value ofthe currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment advisor believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably

                                       42
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with the foreign currency being hedged. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

     Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     FORWARD CURRENCY CONTRACTS. Each fund that invests outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges -- for example, a fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, a fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

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     LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract covered as provided in (1) above, as marked to market daily.

     SWAP TRANSACTIONS. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

     A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

     A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, UBS Global AM and the investment advisors believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

     A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment advisor to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Swap agreements are generally valued by a fund at market value. In the case of a credit default swap sold by a fund, a fund will generally value the swap at its notional amount.

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                ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Trust was organized on September 9, 1994 as a statutory trust under the laws of the State of Delaware and currently has twelve operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

     The Trust is governed by a board of trustees, which oversees each fund's operations. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below shows, for each trustee (sometimes referred to as a "board member") and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupation during the last five years, the number of funds in the UBS fund complex overseen by the trustee or officer, and other directorships held by such trustee.

INTERESTED TRUSTEES

                                         TERM OF
                                       OFFICE AND
                          POSITION(S)   LENGTH OF                                    NUMBER OF PORTFOLIOS IN
     NAME, ADDRESS,        HELD WITH      TIME          PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
        AND AGE              TRUST       SERVED+          DURING PAST 5 YEARS               BY TRUSTEE            HELD BY TRUSTEE
     --------------       -----------  -----------  ------------------------------  --------------------------  --------------------
Margo N. Alexander*; 56   Trustee      Since 1995   Mrs. Alexander is retired. She  Mrs. Alexander is a         None
                                                    was an executive vice           director or trustee of 17
                                                    president of UBS Financial      investment companies
                                                    Services Inc. (March 1984 to    (consisting of 37
                                                    December 2002). She was chief   portfolios) for which UBS
                                                    executive officer (from         Global AM or one of its
                                                    January 1995 to October 2000),  affiliates serves as
                                                    a director (from January 1995   investment advisor,
                                                    to September 2001) and          sub-advisor or manager.
                                                    chairman (from March 1999 to
                                                    September 2001) of UBS Global
                                                    AM.

Brian M. Storms*++; 49    Trustee and  Since 2003   Mr. Storms is chief executive   Mr. Storms is a director    None
                          Chairman                  officer of UBS Global Asset     or trustee of 21
                          of the                    Management -- Americas region   investment companies
                          Board of                  (since July 2002). Mr. Storms   (consisting of 80
                          Trustees                  was chief executive officer,    portfolios) for which UBS
                                                    president and/or chief          Global AM or one of its
                                                    operating officer of UBS        affiliates serves as
                                                    Global AM and certain           investment advisor,
                                                    affiliated asset management     sub-advisor or manager.
                                                    companies from 1999 to July
                                                    2002. He was president of
                                                    Prudential Investments
                                                    (1996-1999).

INDEPENDENT TRUSTEES

                                         TERM OF
                                       OFFICE AND
                          POSITION(S)   LENGTH OF                                    NUMBER OF PORTFOLIOS IN
     NAME, ADDRESS,        HELD WITH      TIME          PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
        AND AGE              TRUST       SERVED+          DURING PAST 5 YEARS               BY TRUSTEE            HELD BY TRUSTEE
     --------------       -----------  -----------  ------------------------------  --------------------------  --------------------
Richard Q. Armstrong; 68  Trustee      Since 2001   Mr. Armstrong is chairman and   Mr. Armstrong is a          None
R.Q.A. Enterprises                                  principal of R.Q.A.             director or trustee of 17
One Old Church Road --                              Enterprises (management         investment companies
Unit #6                                             consulting firm) (since April   (consisting of 37
Greenwich, CT 06830                                 1991 and principal occupation   portfolios) for which UBS
                                                    since March 1995).              Global AM or one of its
                                                                                    affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

David J. Beaubien; 69     Trustee      Since 1995   Mr. Beaubien is chairman of     Mr. Beaubien is a director  Mr. Beaubien is also
84 Doane Road                                       Yankee Environmental Systems,   or trustee of 17            a director of IEC
Ware, MA 01082                                      Inc., a manufacturer of         investment companies        Electronics, Inc., a
                                                    meteorological measuring        (consisting of 37           manufacturer of
                                                    systems (since 1991).           portfolios) for which UBS   electronic
                                                                                    Global AM or one of its     assemblies.
                                                                                    affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

Richard R. Burt; 56       Trustee      Since 2001   Mr. Burt is chairman of         Mr. Burt is a director or   Mr. Burt is also a
1275 Pennsylvania Ave.,                             Diligence LLC (international    trustee of 17 investment    director of
N.W.                                                information and security firm)  companies (consisting of    Hollinger
Washington, D.C. 20004                              and IEP Advisors                37 portfolios) for which    International Inc.
                                                    (international investments and  UBS Global AM or one of     (publishing), HCL
                                                    consulting firm).               its affiliates serves as    Technologies, Ltd.,
                                                                                    investment advisor,         The Central European
                                                                                    sub-advisor or manager.     Fund, Inc., The
                                                                                                                Germany Fund, Inc.,
                                                                                                                IGT, Inc. (provides
                                                                                                                technology to gaming
                                                                                                                and wagering
                                                                                                                industry) and
                                                                                                                chairman of Weirton
                                                                                                                Steel Corp. (makes
                                                                                                                and finishes steel
                                                                                                                products). He is
                                                                                                                also a director or
                                                                                                                trustee of funds in
                                                                                                                the Scudder Mutual
                                                                                                                Funds Family
                                                                                                                (consisting of 47
                                                                                                                portfolios).

Meyer Feldberg; 61        Trustee      Since 2001   Mr. Feldberg is Dean and        Dean Feldberg is a          Dean Feldberg is
Columbia University                                 Professor of Management of the  director or trustee of 31   also a director of
101 Uris Hall                                       Graduate School of Business,    investment companies        Primedia Inc.
New York, New York 10027                            Columbia University (since      (consisting of 51           (publishing),
                                                    1989).                          portfolios) for which UBS   Federated Department
                                                                                    Global AM or one of its     Stores, Inc.
                                                                                    affiliates serves as        (operator of
                                                                                    investment advisor,         department stores),
                                                                                    sub-advisor or manager.     Revlon, Inc.
                                                                                                                (cosmetics), Select
                                                                                                                Medical Inc.
                                                                                                                (healthcare
                                                                                                                services) and SAPPI,
                                                                                                                Ltd. (producer of
                                                                                                                paper).

                                         TERM OF
                                       OFFICE AND
                          POSITION(S)   LENGTH OF                                    NUMBER OF PORTFOLIOS IN
     NAME, ADDRESS,        HELD WITH      TIME          PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
        AND AGE              TRUST       SERVED+          DURING PAST 5 YEARS               BY TRUSTEE            HELD BY TRUSTEE
     --------------       -----------  -----------  ------------------------------  --------------------------  --------------------
Carl W. Schafer; 67       Trustee      Since 2001   Mr. Schafer is president of     Mr. Schafer is a director   Mr. Schafer is also
66 Witherspoon Street                               the Atlantic Foundation         or trustee of 17            a director of Labor
#1100                                               (charitable foundation) (since  investment companies        Ready, Inc.
Princeton, NJ 08542                                 1993).                          (consisting of 37           (temporary
                                                                                    portfolios) for which UBS   employment), Roadway
                                                                                    Global AM or one of its     Corp. (trucking),
                                                                                    affiliates serves as        Guardian Life
                                                                                    investment advisor,         Insurance Company
                                                                                    sub-advisor or manager.     Mutual Funds
                                                                                                                (consisting of 19
                                                                                                                portfolios), the
                                                                                                                Harding, Loevner
                                                                                                                Funds (consisting of
                                                                                                                4 portfolios),
                                                                                                                E.I.I. Realty
                                                                                                                Securities Trust
                                                                                                                (investment company)
                                                                                                                and Frontier Oil
                                                                                                                Corporation.

William D. White; 69      Trustee      Since 1995   Mr. White is retired (since     Mr. White is a director or  None
P.O. Box 199                                        1994).                          trustee of 17 investment
Upper Black Eddy,                                                                   companies (consisting of
PA 18972                                                                            37 portfolios) for which
                                                                                    UBS Global AM or one of
                                                                                    its affiliates serves as
                                                                                    investment advisor,
                                                                                    sub-advisor or manager.

-------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
+ Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.
++ Mrs. Alexander and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their current or prior positions with UBS Global AM and/or any of its affiliates.

OFFICERS

                                                   TERM OF OFFICE
    NAME, ADDRESS,           POSITION(S) HELD       AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
       AND AGE                  WITH TRUST          TIME SERVED+                            DURING PAST 5 YEARS
    --------------           ----------------      ---------------                        -----------------------
W. Douglas Beck*; 36         Vice President        Since 2003         Mr. Beck is an executive director and head of mutual fund
                                                                      product management of UBS Global AM (since 2002). From March
                                                                      1998 to November 2002, he held various positions at Merrill
                                                                      Lynch, the most recent being first vice president and
                                                                      co-manager of the managed solutions group. Mr. Beck is vice president of 20 investment companies (consisting of 78
                                                                      portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 37          Vice President and    Since 2000         Mr. Disbrow is a director and a senior manager of the mutual
                             Assistant Treasurer                      fund finance department of UBS Global AM. Prior to November
                                                                      1999, he was a vice president of Zweig/Glaser Advisers. Mr.
                                                                      Disbrow is a vice president and assistant treasurer of 17
                                                                      investment companies (consisting of 37 portfolios) for which
                                                                      UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Amy R. Doberman*; 41         Vice President        Since 2000         Ms. Doberman is a managing director and general counsel of
                             and Secretary                            UBS Global AM. From December 1997 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Ms.
                                                                      Doberman is vice president and assistant secretary of five investment companies (consisting of 44 portfolios) and vice president and secretary of 17 investment companies
                                                                      (consisting of 37 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                                   TERM OF OFFICE
    NAME, ADDRESS,           POSITION(S) HELD       AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
       AND AGE                  WITH TRUST          TIME SERVED+                            DURING PAST 5 YEARS
    --------------           ----------------      ---------------                        -----------------------
David M. Goldenberg*; 37     Vice President and    Since 2002         Mr. Goldenberg is an executive director and deputy general
                             Assistant Secretary                      counsel of UBS Global AM. From 2000-2002 he was director,
                                                                      legal affairs at Lazard Asset Management. Mr. Goldenberg
                                                                      served in various capacities, including most recently as
                                                                      global director of compliance for SSB Citi Asset Management
                                                                      Group from 1996 to 2000. Mr. Goldenberg is vice president
                                                                      and secretary of five investment companies (consisting of 44 portfolios) and a vice president and assistant secretary of
                                                                      17 investment companies (consisting of 37 portfolios) for
                                                                      which UBS Global AM or one of its affiliates serves as
                                                                      investment advisor, sub-advisor or manager.

Joanne Kilkeary*; 35         Vice President and    Since 1999         Ms. Kilkeary is an associate director and a manager of the
                             Assistant Treasurer                      mutual fund finance department of UBS Global AM. Ms.
                                                                      Kilkeary is a vice president and assistant treasurer of one investment company (consisting of 12 portfolios) for which
                                                                      UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin J. Mahoney*; 38        Vice President and    Since 1999         Mr. Mahoney is a director and a senior manager of the mutual
                             Assistant Treasurer                      fund finance department of UBS Global AM. Prior to April
                                                                      1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Mr. Mahoney is a vice
                                                                      president and assistant treasurer of 17 investment companies
                                                                      (consisting of 37 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                                   TERM OF OFFICE
    NAME, ADDRESS,           POSITION(S) HELD       AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
       AND AGE                  WITH TRUST          TIME SERVED+                            DURING PAST 5 YEARS
    --------------           ----------------      ---------------                        -----------------------
Michael H. Markowitz**; 38   Vice President        Since 2001         Mr. Markowitz is an executive director, portfolio manager
                                                                      and head of US short duration fixed income of UBS Global AM.
                                                                      He is also an executive director and portfolio manager of
                                                                      UBS Global Asset Management (Americas) Inc. ("UBS Global AM
                                                                      (Americas)"), an affiliate of UBS Global AM. Mr. Markowitz is a vice president of five investment companies (consisting of 25 portfolios) for which UBS Global AM or one of its
                                                                      affiliates serves as investment advisor, sub-advisor or
                                                                      manager.

Paul H. Schubert*; 40        Vice President        Since 1995         Mr. Schubert is an executive director and head of the mutual
                             and Treasurer                            fund finance department of UBS Global AM. Mr. Schubert is
                                                                      treasurer and principal accounting officer of three
                                                                      investment companies (consisting of 41 portfolios) and a
                                                                      vice president and treasurer of 18 investment companies
                                                                      (consisting of 38 portfolios) and treasurer and chief
                                                                      financial officer of one investment company (consisting of two portfolios) for which UBS Global AM or one of its
                                                                      affiliates serves as investment advisor, sub-advisor or
                                                                      manager.

Joseph A. Varnas*; 36        President             Since 2003         Mr. Varnas is a managing director (since March 2003), chief technology officer (since March 2001) and head of product, technology and operations of UBS Global AM (since November
                                                                      2002). From 2000 to 2001, he was manager of product
                                                                      development in Investment Consulting Services at UBS
                                                                      Financial Services Inc. Mr. Varnas was a senior analyst in the Global Securities Research and Economics Group at
                                                                      Merrill Lynch from 1995 to 1999. Mr. Varnas is president of
                                                                      21 investment companies (consisting of 79 portfolios) for
                                                                      which UBS Global AM or one of its affiliates serves as
                                                                      investment advisor, sub-advisor or manager.

                                                   TERM OF OFFICE
    NAME, ADDRESS,           POSITION(S) HELD       AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
       AND AGE                  WITH TRUST          TIME SERVED+                              DURING PAST 5 YEARS
    --------------           ----------------      ---------------                          -----------------------
Keith A. Weller*; 42         Vice President and    Since 2000         Mr. Weller is a director and senior associate general
                             Assistant Secretary                      counsel of UBS Global AM. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 37 portfolios) for which UBS Global AM or one of its
                                                                      affiliates serves as investment advisor, sub-advisor or
                                                                      manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
+ Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL REGISTERED
                                                                              INVESTMENT COMPANIES OVERSEEN BY
                                                                               TRUSTEE FOR WHICH UBS GLOBAL AM
                                      DOLLAR RANGE OF EQUITY                OR AN AFFILIATE SERVES AS INVESTMENT
TRUSTEE                                SECURITIES IN FUNDS+                   ADVISOR, SUB-ADVISOR OR MANAGER+
-------                               ----------------------                ------------------------------------
INTERESTED TRUSTEES

Margo N. Alexander            PACE Small/Medium Co Value Equity                        Over $100,000
                              Investments: $10,001 - $50,000

Brian M. Storms               None                                                      $1 - $10,000

INDEPENDENT TRUSTEES

Richard Q. Armstrong          None                                                     Over $100,000

David J. Beaubien             PACE Global Fixed Income                                 Over $100,000
                              Investments: $10,001 - $50,000

                              PACE Government Securities Fixed
                              Income Investments: $10,001 - $50,000

                              PACE Intermediate Fixed Income
                              Investments: $1 - $10,000

                              PACE International Equity
                              Investments: $10,001 - $50,000

                              PACE International Emerging Markets
                              Equity Investments: $1 - $10,000

                              PACE Large Co Growth Equity
                              Investments: $10,001 - $50,000

                              PACE Large Co Value Equity
                              Investments: $50,001 - $100,000

                              PACE Money Market
                              Investments: $1 - $10,000

                              PACE Small/Medium Co Growth
                              Equity Investments: $10,001 - $50,000

                              PACE Small/Medium Co Value Equity
                              Investments: $10,001 - $50,000

                              PACE Municipal Fixed Income
                              Investments: $10,001 - $50,000

                              PACE Strategic Fixed Income
                              Investments: $1 - $10,000

Richard R. Burt               None                                                   $10,001 - $50,000

Meyer Feldberg                None                                                     Over $100,000

                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL REGISTERED
                                                                              INVESTMENT COMPANIES OVERSEEN BY
                                                                               TRUSTEE FOR WHICH UBS GLOBAL AM
                                      DOLLAR RANGE OF EQUITY                OR AN AFFILIATE SERVES AS INVESTMENT
TRUSTEE                                SECURITIES IN FUNDS+                   ADVISOR, SUB-ADVISOR OR MANAGER+
-------                               ----------------------                ------------------------------------
Carl W. Schafer               PACE Intermediate Fixed Income                            Over $100,000
                              Investments: $10,001 - $50,000

                              PACE International Emerging Markets
                              Equity Investments: $10,001 - $50,000

                              PACE Large Co Value Equity
                              Investments: $10,001 - $50,000

                              PACE Small/Medium Co Value Equity
                              Investments: $10,001 - $50,000

William D. White              PACE Money Market                                       $10,001 - $50,000
                              Investments: $1 - $10,000

                              PACE Large Co Value Equity
                              Investments: $1 - $10,000

                              PACE Large Co Growth Equity
                              Investments: $1 - $10,000

                              PACE Small/Medium Co Value Equity
                              Investments: $10,001 - $50,000

                              PACE Small/Medium Co Growth
                              Equity Investments: $10,001 - $50,000

                              PACE International Equity
                              Investments: $1 - $10,000

                              PACE International Emerging Markets
                              Equity Investments: $1 - $10,000

----------

+    Information regarding ownership is as of December 31, 2002.

                                   COMMITTEES

     The Trust has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Trustees. Richard Q. Armstrong is chairperson of the Audit and Contract Review Committee. The following Independent Trustees are members of the Nominating Committee: Meyer Feldberg (chairperson), Carl W. Schafer and William
D. White.

     The Audit and Contract Review Committee is responsible for, among other things: (i) overseeing the scope of the funds' audit, the quality and objectivity of the funds' financial statements, the funds' accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (ii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the funds' independent auditors; (iii) determining the compensation of the funds' independent auditors; and (iv) pre-approving all audit and non-audit services provided to the funds and permissible non-audit services to be provided to the funds' affiliates to the extent that such approval is required under applicable regulations of the SEC. In furtherance of its duties, the Audit and Contract Review Committee also is responsible for, among other things: obtaining assurance from the funds' independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to the funds' qualification under Subchapter M of the Internal Revenue

Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; reviewing certain matters relating to internal controls and disclosure controls and procedures at the funds and the funds' service providers; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit and Contract Review Committee has the responsibilities described above, it is not responsible for planning or conducting the funds' audit or determining whether the funds' financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. Absent actual knowledge to the contrary, Audit and Contract Review Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

     The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the funds and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the compensation paid by the funds. The Audit and Contract Review Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended July 31, 2003, the Audit and Contract Review Committee held five meetings.

     The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the Trust; and reviewing the composition of the board and the compensation arrangements for each of the trustees. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Trust at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominees resume or curriculum vitae. During the Trust's fiscal year ended July 31, 2003, the Nominating Committee did not meet.

     INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY
             UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

     As of December 31, 2002, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

     Each Independent Trustee receives, in the aggregate from UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit and Contract Review Committee receive annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently received any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the Trust's current board member and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                                      AGGREGATE        TOTAL COMPENSATION FROM
                                                    COMPENSATION          THE TRUST AND THE
             NAME OF PERSON, POSITION              FROM THE TRUST*          FUND COMPLEX**
             ------------------------              ---------------     -----------------------
      Richard Q. Armstrong,
        Trustee                                       $  9,107               $  111,125
      David J. Beaubien,
        Trustee                                          8,316                  108,000
      Richard R. Burt,
        Trustee                                          8,316                  108,000
      Meyer Feldberg,
        Trustee                                          8,316                  210,250
      Carl W. Schafer,
        Trustee                                          8,316                  108,000
      William D. White,
        Trustee                                          8,316                  108,000

----------
+ Only Independent Trustees are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are "interested persons," as defined in the Investment Company Act, do not receive compensation from these funds.

* Represents total fees paid by the Trust to each trustee for the fiscal year ended July 31, 2003.
** Represents fees paid during the calendar year ended December 31, 2002 to each Independent Trustee by: (a) 22 investment companies in the case of Messrs. Armstrong, Burt, Schafer and White; (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of November 1, 2003, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund.

     As of November 1, 2003, the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares. Except as listed below, the Trust does not know of any other person who owns beneficially 5% or more of any class of a fund's shares:

                                                                                       PERCENTAGE OF SHARES
                                                                                        BENEFICIALLY OWNED
                                                                                         AS OF NOVEMBER 1,
         FUND                               NAME AND ADDRESS*                                  2003
         ----                               -----------------                          --------------------
         PACE Government                    Northern Trust Company as                          87.51%
         Securities Fixed                   Trustee
         Income Investments -               FBO UBS PaineWebber
         Class Y                            401K Plan**

         PACE Intermediate Fixed            Northern Trust Company as                          18.27%
         Income Investments -               Trustee
         Class Y                            FBO UBS PaineWebber
                                            401(k) Plan**

                                            UBS Financial Services Inc. FBO**                   7.66%
                                            PaineWebber Cust.
                                            Donald J. Wengler

                                            UBS Financial Services Inc. Cust**                  8.88%
                                            UBS - Fin Svc CDN FBO
                                            Jerome N. Jones

                                            UBS Financial Services Inc. Cust**                  5.25%
                                            UBS - Fin Svc CDN FBO
                                            Gertude A. Tormey

         PACE Strategic Fixed               UBS Financial Services Inc. FBO**                   6.06%
         Income Investments -               PaineWebber Cust UBS
         Class Y                            PaineWebber CDN

                                            UBS Financial Services Inc. CUST                    7.39%
                                            Russell C. Hunt

                                            UBS Financial Services Inc. FBO**                   8.13%
                                            Carillon Beach Association Reserve Account

                                            Northern Trust Company as Trustee                  43.82%
                                            FBO UBS PaineWebber 401k Plan**

         PACE Municipal Fixed               UBS Financial Services Inc. FBO**                   9.19%
         Income Investments -               Robert A. Papp Sr. Rev. Trust
         Class B                            Ellen L. Papp and James T. Papp
                                            Co-TTEES

                                                                                       PERCENTAGE OF SHARES
                                                                                        BENEFICIALLY OWNED
                                                                                         AS OF NOVEMBER 1,
         FUND                               NAME AND ADDRESS*                                  2003
         ----                               -----------------                          --------------------
         PACE Municipal Fixed               UBS Financial Services Inc. FBO**                   5.70%
         Income Investments -               Gregory L. Christison
         Class Y

                                            UBS Financial Services Inc. FBO**                   6.57%
                                            John J. O'Flaherty &
                                            Nancy D. O'Flaherty Jt Ten

                                            UBS Financial Services Inc. FBO**                   5.28%
                                            Catherine E. Smith Ttee
                                            Catherine E. Smith Living Tr

                                            UBS Financial Services Inc. FBO**                  39.95%
                                            Gilbert C. Powers &
                                            Pamela M. Powers

                                            UBS Financial Services Inc. FBO**                  11.68%
                                            Donald A. Illuzzi

                                            UBS Financial Services Inc. FBO**                  12.02%
                                            James C. Wiley &
                                            Lynn Wiley JT. Ten.

         PACE Global Fixed                  UBS Financial Services Inc. FBO**                   5.44%
         Income Investments -               Clarence K. Vaugh and
         Class B                            Evelyn Vaugh TTEES and
                                            The Vaugh Living Trust

                                            UBS Financial Services Inc. Cust                    5.19%
                                            Raymond J. Coupe

         PACE Global Fixed                  Northern Trust Company as                          88.98%
         Income Investments -               Trustee
         Class Y                            FBO UBS PaineWebber 401K Plan**

         PACE Large Co Value                Northern Trust Company as                          95.37%
         Equity Investments -               Trustee
         Class Y                            FBO UBS PaineWebber 401K Plan**

         PACE Large Co Growth               Northern Trust Company as                          99.42%
         Equity Investments -               Trustee
         Class Y                            FBO UBS PaineWebber 401K Plan**

         PACE Small/Medium Co               UBS Financial Services Inc. FBO**                   5.24%
         Value Equity Investments -         Joyce Straus Special
         Class Y

                                            Northern Trust Company as Trustee                  52.12%
                                            FBO UBS PaineWebber 401(k) Plan

         PACE Small/Medium Co               Northern Trust Company                             88.91%
         Growth Equity Investments -        as Trustee FBO**
         Class Y                            UBS PaineWebber 401(k) Plan

         PACE International                 Northern Trust Company as                          95.81%
         Equity Investments -               Trustee
         Class Y                            FBO UBS PaineWebber 401K Plan**

                                                                                       PERCENTAGE OF SHARES
                                                                                        BENEFICIALLY OWNED
                                                                                         AS OF NOVEMBER 1,
         FUND                               NAME AND ADDRESS*                                  2003
         ----                               -----------------                          --------------------
         PACE International Emerging        UBS Financial Services Inc. FBO**                   5.36%
         Markets                            Fu-Hsiang Tseng and
         Equity Investments -               Shwu-Ching Liang TTEES of the
         Class B                            Tseng-Liang Trust

         PACE International Emerging        Northern Trust Company as                          83.63%
         Markets                            Trustee, FBO
         Equity Investments -               UBS PaineWebber 401(k) Plan
         Class Y

----------
*    The shareholders listed may be contacted c/o UBS Global Asset Management
     (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.
**   Shares owned beneficially.

INVESTMENT MANAGEMENT, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment manager and administrator to the Trust pursuant to an agreement with the Trust ("Management and Administration Agreement"). Under the Management and Administration Agreement, UBS Global AM, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds, including the purchase, retention, disposition and lending of securities. UBS Global AM is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. UBS Global AM is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. UBS Global AM reviews the performance of all investment advisors and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, UBS Global AM keeps certain books and records of the Trust. UBS Global AM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of UBS Global AM under the Management and Administration Agreement are not exclusive to the Trust, and UBS Global AM is free to, and does, render management services to others.

     The following table shows the fees earned (or accrued) or amounts recouped from prior fee waivers by UBS Global AM under the Management and Administration Agreement and the portions of those fees waived by UBS Global AM for the periods indicated.

                                               MANAGEMENT AND
                                            ADMINISTRATION FEES
                                           EARNED (OR ACCRUED) OR                       MANAGEMENT AND
                                           AMOUNTS RECOUPED FROM                     ADMINISTRATION FEES
                                            PRIOR FEE WAIVERS BY                          WAIVED BY
                                          UBS GLOBAL AM FOR FISCAL                UBS GLOBAL AM FOR FISCAL
                                            YEARS ENDED JULY 31,                    YEARS ENDED JULY 31,
                                   ---------------------------------------    ----------------------------------
FUND                                  2003          2002          2001          2003        2002         2001
----                               -----------   -----------   -----------    ---------  -----------   ---------
UBS PACE Money Market
   Investments                     $   434,878   $   322,441   $   262,307    $ 434,878  $   322,441   $ 262,307
UBS PACE Government
   Securities Fixed Income
   Investments                       3,545,318     3,945,841     2,853,177      803,900    1,151,305     536,253
UBS PACE Intermediate Fixed
   Income Investments                2,027,054     1,988,404     1,377,675      349,763      410,361      89,730
UBS PACE Strategic Fixed
   Income Investments                2,138,873     1,982,085     1,808,178      250,212      292,922      48,767
UBS PACE Municipal Fixed
   Income Investments                1,622,890     1,612,281       900,824      334,698      502,950     165,663
UBS PACE Global Fixed
   Income Investments                2,658,309     2,413,107     1,615,165      520,489      678,327     433,200
UBS PACE Large Co Value
   Equity Investments                6,300,397     7,633,503     5,377,912      886,434    1,262,204     627,716
UBS PACE Large Co Growth
   Equity Investments                3,799,031     4,367,220     4,011,313      528,731      874,035     369,989
UBS PACE Small/Medium Co
   Value Equity Investments          1,894,194     2,459,146     2,045,158      262,518      261,881      69,535
UBS PACE Small/Medium Co
   Growth Equity Investments         2,041,829     2,565,332     2,608,144      260,029      325,629     123,371
UBS PACE International Equity
   Investments                       3,199,748     3,364,107     2,876,910      104,511      190,207     201,075
UBS PACE International
   Emerging Markets Equity
   Investments                         853,077       958,083       926,092      319,238      541,461     268,679

     For the fiscal year ended July 31, 2003, UBS Global AM reimbursed UBS PACE Money Market Investments $268,779 in other expenses, in addition to the management and administration fee waiver in the foregoing table.

     In connection with its management of the business affairs of the Trust, UBS Global AM bears the following expenses:

(1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of UBS Global AM or the Trust's investment advisors;

(2) all expenses incurred, by UBS Global AM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3) the fees payable to each investment advisor (other than UBS Global AM) pursuant to the Advisory Agreements.

     Under the terms of the Management and Administration Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM or the fund's investment advisor. General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by UBS Global AM, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, UBS Global AM or the investment advisors, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates,
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

     Under the Management and Administration Agreement, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management and Administration Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the fund.

     At the Trust's board meeting on July 23, 2003, the board members considered and approved the continuance of the Management and Administration Agreement as well as the Advisory Agreements with respect to each fund. Prior to that meeting, the board's Audit and Contract Review Committee (comprised of the Independent Trustees) had met to review and discuss the investment advisory and administration services provided to each fund over the course of the year by UBS Global AM. In considering the continuance of the Management and Administration Agreement and the Advisory Agreements, the Audit and Contract Review Committee analyzed the nature, quality and scope of such services, including, in particular, the monitoring and review of the funds' investment advisors by UBS Global AM, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Management and Administration Agreement and the Advisory Agreements, and the cost allocation methods used in calculating such expenses. The Audit and Contract Review Committee also reviewed UBS Global AM's profitability in managing each fund; the current fees paid by each fund in light of fees paid to other advisors by comparable funds; fees paid to UBS Global AM by other funds it advises or manages; and the ability of UBS Global AM and the investment advisors to continue to perform the services contemplated under the Management and Administration Agreement and the Advisory Agreements, respectively.

     The Audit and Contract Review Committee also evaluated performance of each fund in comparison to funds with similar objectives and policies, the investment advisory personnel, compliance with each fund's investment restrictions, tax and reporting requirements, procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's and the investment advisors' codes of ethics, UBS Global AM's and the investment advisors' trade allocation procedures for their various investment advisory clients and UBS Global AM's and the investment advisors' best execution procedures. Based on all of the above, as well as other factors and considerations, the Audit and Contract Review Committee recommended to the full board that the board approve the continuance of the Management and Administration Agreement and the Advisory Agreements.

     The full board reviewed the factors considered by the Audit and Contract Review Committee and also gave substantial consideration to the fees payable under the agreements. In this regard, the board evaluated UBS Global AM's profitability with respect to each fund, including consideration of both the actual dollar amount of fees paid by each fund directly to UBS Global AM, and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment manager, administrator and principal underwriter to each fund and the research service available to the investment advisor for the relevant fund by reason of portfolio transactions executed for the fund, and fees received by UBS Financial Services Inc. or UBS Global AM for certain transfer agency related services performed for each fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM and the investment advisors, the board concluded the fees to be paid to UBS Global AM and the investment advisors under the agreements were fair and reasonable, and the scope and quality of UBS Global AM's and the investment advisors' services to each fund were consistent with each fund's operational requirements and sufficient to approve continuance of the Management and Administration Agreement between the Trust (with respect to each fund) and UBS Global AM and the Advisory Agreements between UBS Global AM and each investment advisor.

     INVESTMENT ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of UBS Global AM and, ultimately, the board, each investment advisor manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management and Administration Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by UBS Global AM or the investment advisor upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     Under the Advisory Agreements, the investment advisors will not be liable for any error or judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisors in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment advisor has agreed to its fees as described herein and which are generally lower than the fees it charges to institutional accounts for which it serves as investment advisor and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the fund. By virtue of the management, monitoring and administrative functions performed by UBS Global AM, and the fact that investment advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment advisor serves in a subadvisory capacity to the fund. Subject to the monitoring by UBS Global AM and, ultimately, the board, each investment advisor's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC
 FIXED INCOME INVESTMENTS

     Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), UBS Global AM (not the fund) pays PIMCO for its services a fee in the annual amount of 0.225% of the average daily net assets of UBS PACE Government Securities Fixed Income Investments (0.25% prior to October 10, 2000) and 0.25% of the average daily net assets of UBS PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued investment advisory fees to PIMCO of $1,139,567, $1,268,306 and $926,049, respectively, for UBS PACE Government Securities Fixed Income Investments and $763,794, $707,887 and $642,622, respectively, for UBS PACE Strategic Fixed Income Investments.

     PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

     Under the current Advisory Agreement for this fund with BlackRock Financial Management, Inc. ("BlackRock"), UBS Global AM (not the fund) pays BlackRock a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $120 million and 0.10% of the fund's average daily net assets above $120 million. Prior to July 29, 2002, Metropolitan West Asset Management, LLC was the fund's investment advisor. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued investment advisory fees to BlackRock and the fund's previous investment advisor of $457,842, $556,827 and $459,159, respectively.

     BlackRock is a Delaware corporation organized in 1994 and is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., which is also the parent company of PFPC Inc.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

     Under the current Advisory Agreement for this fund with Standish Mellon Asset Management Company, LLC ("Standish Mellon"), UBS Global AM (not the fund) pays Standish Mellon a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued investment advisory fees to Standish Mellon (or its predecessor in interest) of $435,723, $433,070 and $248,297, respectively.

     Standish Mellon resulted from the acquisition of Standish, Ayer & Wood, Inc. ("SAW") by Mellon Financial Corporation ("Mellon") on July 31, 2001. SAW was the fund's investment advisor from June 1, 2000, until its acquisition by Mellon. Standish Mellon is a wholly owned subsidiary of Mellon, a global financial services company.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

     Under the current Advisory Agreements for this fund with Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates (collectively, "FFTW"), UBS Global AM (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the portion of the fund's average annual net assets that it manages and pays FFTW a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages up to and including $400 million and 0.20% of the average daily net assets that it manages in excess of $400 million. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued investment advisory fees to FFTW and Rogge Global Partners of $830,722, $754,096 and $553,800, respectively.

     Until 2001, Rogge Global Partners had been a wholly owned subsidiary of United Asset Management Corporation ("UAM"), which itself was a wholly owned subsidiary of Old Mutual plc, an international financial services firm headquartered in London, England. In 2001, Rogge's key professionals repurchased 30.5% of the company's equity from Old Mutual. Twelve Rogge employees bought back 18.0% of Rogge's shares from UAM and Old Mutual, and an additional 12.5% is available through an option scheme that ties in the key executives for seven years until 2008.

     Fischer Francis Trees & Watts, Inc. ("FFTW (NY)"), an investment advisor registered with the SEC under the Investment Advisers Act of 1940, is a New York corporation organized in 1972 and is directly owned by Charter Atlantic Corporation ("CAC"), a holding company organized as a New York corporation. The affiliates of FFTW (NY) are Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom ("FFTW (UK)"), Fischer Francis Trees & Watts (Singapore), Pte Ltd, a Singapore corporation ("FFTW (Singapore)") and Fischer Francis Trees & Watts, Kabushiki Kaisha, a Japanese corporation ("FFTW (Japan)"). FFTW-Singapore and FFTW (Japan) are wholly owned subsidiaries of FFTW (NY). FFTW (UK) is 99% owned by FFTW (NY) and 1% owned by Fischer Francis Trees & Watts Ltd. which in turn is owned by CAC.

     BNP Paribas owns 100% of the Class B Common Stock of CAC, which represents a 24.9% voting equity interest and a 69.8% profit participation in CAC. The employee stockholders of CAC as a group own 100% of the Class A Common Stock of CAC, which represents a 75.1% voting equity interest and a 30.2% profit participation in CAC. BNP Paribas is a publicly owned limited liability banking corporation organized under the laws of the Republic of France.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

     Under the current Advisory Agreements for this fund with Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and SSgA Funds Management, Inc. ("SSgA"), UBS Global AM (not the fund) pays each of ICAP and Westwood a fee in the annual amount of 0.30% and SSgA a fee in the amount of 0.15% of the fund's average daily net assets that it manages. ICAP and Westwood assumed their fund responsibilities on July 1, 2000, and SSgA (or its predecessor in interest) assumed its fund responsibilities on October 10, 2000. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued aggregate investment advisory fees to ICAP, Westwood, SSgA (or its predecessor in interest) of $1,746,083, $2,129,881 and $2,059,738, respectively.

     Robert H. Lyon, who serves as president, chief investment officer and a director of ICAP owns a 51% controlling interest in ICAP. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., a Dallas-based financial services provider holding company.

     SSgA is an affiliate of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA resulted from the creation of a new investment adviser on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

     Under the current Advisory Agreements for this fund with GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA"), UBS Global AM (not the fund) pays each of GEAM and Marsico a fee in the annual amount of 0.30% and SSgA a fee in the amount of 0.15% of the fund's average daily net assets that it manages. Prior to September 16, 2002, SSgA (or its predecessor in interest) and Alliance Capital Management L.P. ("Alliance Capital") served as investment advisors for the fund's assets. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued aggregate investment advisory fees to GEAM, Marsico, SSgA and the fund's previous investment advisor of $1,201,323, $1,302,844 and $1,369,153, respectively.

     SSgA is an affiliate of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA resulted from the creation of a new investment adviser on May 1, 2001; prior to that date, its predecessor State Street Global Advisors, a division of State Street Bank and Trust Company, had served as an advisor.

     GEAM is a wholly owned subsidiary of General Electric Company and is one of the largest independent managers of institutional assets in the US Marsico, a wholly owned indirect subsidiary of Bank of America Corporation, was formed in 1997.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

     Under the current Advisory Agreements for this fund with Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM"), UBS Global AM (not the fund) pays each of these investment advisors a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued aggregate investment advisory fees to Ariel and ICM of $709,819, $962,179 and $766,934, respectively. Ariel is an independent subchapter S corporation with ownership predominately held by its employees. John W. Rogers, Jr., founder and chief investment officer of Ariel, controls a majority of Ariel's voting stock. Founded in 1981, ICM also is an independent subchapter S corporation and is entirely owned by its employees/family members. James M. Simmons, founder and chief investment officer of ICM, owns more than 25% of ICM's voting stock.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

     Under the current Advisory Agreement for this fund with Delaware Management Company, UBS Global AM (not the fund) pays Delaware Management Company a fee in the annual amount of 0.40% of the fund's average daily net assets. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued aggregate investment advisory fees to Delaware Management Company of $1,018,920, $1,282,666 and $1,417,582, respectively. Delaware
Management Company is a series of Delaware Management Business Trust, a Delaware statutory trust, and is a wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware Management Company and DMH are indirect, wholly owned subsidiaries, and subject to ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

     Under the current Advisory Agreement for this fund with Martin Currie Inc., UBS Global AM (not the fund) pays Martin Currie Inc. a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued investment advisory fees to Martin Currie Inc. of $1,046,086, $1,122,580 and $976,229, respectively. Martin Currie Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

     Under the current Advisory Agreements for this fund with Baring International Investment Limited ("Baring") and Gartmore Global Partners ("GGP"), UBS Global AM (not the fund) pays each of these investment advisors a fee in the annual amount of 0.50% on the average daily net assets of the fund that it manages. Prior to August 2, 2002, Schroder Investment Manager North America Inc. was the fund's sole investment advisor. For the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, UBS Global AM paid or accrued investment advisory fees to the fund's previous investment advisor, Schroder's, of $1,055, $435,492 and $421,167, respectively. For the fiscal year ended July 31, 2003, UBS Global AM paid or accrued investment advisory fees to Baring and GGP of $387,612.

     Baring is a subsidiary of Baring Asset Management Holdings Limited ("Baring Holdings"). Baring Holdings is the parent of the world-wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V. ("ING"). ING is a global financial institution of Dutch origin offering banking, insurance and asset management to over 50 million private, corporate and institutional clients in 65 countries.

     GGP is one of the nine affiliated investment advisors that make up Gartmore Group, the asset management arm of Nationwide Mutual Insurance Corp.

     PROCESS FOR SELECTION OF INVESTMENT ADVISORS. In selecting investment advisors for the funds, UBS Global AM, together with UBS Financial Services Inc., looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.

     After a thorough initial review of potential advisors, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

     - Investment returns over short- and long-term periods

     - Risk-adjusted performance

     - Performance relative to the market index that serves as the benchmark for the investment style

     The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

     - Investment philosophy and discipline

     - Adherence to investment style

     - Experience and continuity of key personnel

     - Client service capabilities

     - Size and financial stability

     In some instances, it is determined that more competitive and consistent returns can be better achieved by hiring multiple investment advisors for an individual fund, each specializing in a particular market segment and management style.

     The final phase is the ongoing monitoring of investment advisor performance to ensure that the standards set by the initial phases remain intact throughout the life of the fund. UBS PACE fund investment advisors can be considered for replacement if they are judged to no longer meet the standards that led to their original selection. The result of this comprehensive approach is access to an exclusive group of investment advisors, many of whose services would not otherwise be available to investors with less than $10 million to invest.

     PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each class of shares of the funds pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell the funds' shares. UBS PACE Money Market Investments has only Class P shares established. The other funds have Class A, Class B, Class C, Class Y and Class P shares established.

     Under separate plans pertaining to the Class A, Class B and Class C shares of each fund adopted by the Trust in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays UBS Global AM a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B and the Class C Plans, each fund pays UBS Global AM a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of fixed income funds) of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the funds' Class P or Class Y shares and the funds pay no service or distribution fees with respect to these classes of shares.

     UBS Global AM uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

     UBS Global AM uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's Class B and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and other shareholder materials to prospective investors. UBS Global AM also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to UBS Global AM's distribution activities.

     UBS Global AM compensates financial advisors when Class C shares are bought by investors, as well as on an ongoing basis.

     UBS Global AM receives the proceeds of the initial sales charge paid when Class A shares are bought and of the deferred sales charge paid upon sales of Classes A, B and C shares. These proceeds also may be used to cover distribution expenses.

     The Plans and the Principal Underwriting Contract specify that each fund must pay service and distribution fees to UBS Global AM for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if UBS Global AM's expenses for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if UBS Global AM's expenses are less than such fees, it will retain its full fees and realize a profit. Annually, the board reviews the Plans and UBS Global AM's corresponding expenses for each class of shares of a fund separately from the Plans and expenses attributable to the other classes of shares of the funds.

     Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

     In reporting amounts expended under the Plans to the board members, UBS Global AM allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

     The funds paid (or accrued) the following service and/or distribution fees to UBS Global AM under the Class A, Class B and Class C Plans during the fiscal year ended July 31, 2003:

                                                                 Class A       Class B       Class C
                                                               ----------    ----------     ---------
     UBS PACE Government Securities Fixed Income
       Investments                                             $  519,716    $  174,632     $ 417,188
     UBS PACE Intermediate Fixed Income Investments               308,197       112,344       106,428
     UBS PACE Strategic Fixed Income Investments                   69,187       150,502        89,473
     UBS PACE Municipal Fixed Income Investments                  409,753        99,633       227,395
     UBS PACE Global Fixed Income Investments                     451,629        22,305        78,159
     UBS PACE Large Co Company Value Equity
       Investments                                                728,718       653,719       469,192
     UBS PACE Large Co Company Growth Equity
       Investments                                                265,112       109,259       126,092
     UBS PACE Small/Medium Co Value Equity
       Investments                                                101,257       110,976       118,075
     UBS PACE Small/Medium Co Growth Equity
       Investments                                                145,308        57,410        88,212
     UBS PACE International Equity Investments                    208,644        15,759        76,270
     UBS PACE International Emerging Markets Equity
       Investments                                                 16,330        39,326        32,799

     UBS Global AM estimates that it and its affiliates incurred the following shareholder service-related and distribution-related expenses with respect to the funds during the fiscal year ended July 31, 2003:

     UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $   980,824
     Amortization of commissions                                                               32,914
     Printing of prospectuses and SAIs                                                          2,086
     Branch network costs allocated and interest expense                                    1,174,505
     Service fees paid to financial advisors                                                  192,295

     CLASS B

     Marketing and advertising                                                            $    82,183
     Amortization of commissions                                                              130,846
     Printing of prospectuses and SAIs                                                            175
     Branch network costs allocated and interest expense                                      101,637
     Service fees paid to financial advisors                                                   16,153

     CLASS C

     Marketing and advertising                                                            $   262,341
     Amortization of commissions                                                               65,248
     Printing of prospectuses and SAIs                                                            558
     Branch network costs allocated and interest expense                                      314,342
     Service fees paid to financial advisors                                                   51,453

     UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $   876,201
     Amortization of commissions                                                                3,645
     Printing of prospectuses and SAIs                                                          1,119
     Branch network costs allocated and interest expense                                      722,849
     Service fees paid to financial advisors                                                  114,033

     CLASS B

     Marketing and advertising                                                            $    79,788
     Amortization of commissions                                                               87,730
     Printing of prospectuses and SAIs                                                            102
     Branch network costs allocated and interest expense                                       67,541
     Service fees paid to financial advisors                                                   10,392

     CLASS C

     Marketing and advertising                                                            $   100,662
     Amortization of commissions                                                               16,314
     Printing of prospectuses and SAIs                                                            129
     Branch network costs allocated and interest expense                                       83,061
     Service fees paid to financial advisors                                                   13,126

     UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $   488,088
     Amortization of commissions                                                                2,372
     Printing of prospectuses and SAIs                                                            233
     Branch network costs allocated and interest expense                                      392,339
     Service fees paid to financial advisors                                                   25,599

     CLASS B

     Marketing and advertising                                                            $   260,739
     Amortization of commissions                                                              148,059
     Printing of prospectuses and SAIs                                                            126
     Branch network costs allocated and interest expense                                      213,442
     Service fees paid to financial advisors                                                   13,921

     CLASS C

     Marketing and advertising                                                            $   209,214
     Amortization of commissions                                                               13,860
     Printing of prospectuses and SAIs                                                            100
     Branch network costs allocated and interest expense                                      168,440
     Service fees paid to financial advisors                                                   11,035

     UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $   462,648
     Amortization of commissions                                                                3,727
     Printing of prospectuses and SAIs                                                            675
     Branch network costs allocated and interest expense                                      549,388
     Service fees paid to financial advisors                                                  151,609

     CLASS B

     Marketing and advertising                                                            $    27,676
     Amortization of commissions                                                               93,857
     Printing of prospectuses and SAIs                                                             41
     Branch network costs allocated and interest expense                                       34,968
     Service fees paid to financial advisors                                                    9,216

     CLASS C

     Marketing and advertising                                                            $    85,669
     Amortization of commissions                                                               22,043
     Printing of prospectuses and SAIs                                                            125
     Branch network costs allocated and interest expense                                      101,707
     Service fees paid to financial advisors                                                   28,045

     UBS PACE GLOBAL FIXED INCOME INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $   606,308
     Amortization of commissions                                                                3,884
     Printing of prospectuses and SAIs                                                          2,295
     Branch network costs allocated and interest expense                                      757,055
     Service fees paid to financial advisors                                                  167,103

     CLASS B

     Marketing and advertising                                                            $     7,522
     Amortization of commissions                                                               10,516
     Printing of prospectuses and SAIs                                                             28
     Branch network costs allocated and interest expense                                        9,766
     Service fees paid to financial advisors                                                    2,063

     CLASS C

     Marketing and advertising                                                            $    34,880
     Amortization of commissions                                                                8,196
     Printing of prospectuses and SAIs                                                            133
     Branch network costs allocated and interest expense                                       43,643
     Service fees paid to financial advisors                                                    9,640

     UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $ 1,314,310
     Amortization of commissions                                                                6,998
     Printing of prospectuses and SAIs                                                          4,064
     Branch network costs allocated and interest expense                                    1,839,531
     Service fees paid to financial advisors                                                  269,626

     CLASS B

     Marketing and advertising                                                            $   295,075
     Amortization of commissions                                                              548,715
     Printing of prospectuses and SAIs                                                            911
     Branch network costs allocated and interest expense                                      423,057
     Service fees paid to financial advisors                                                   60,469

     CLASS C

     Marketing and advertising                                                            $   211,653
     Amortization of commissions                                                               80,238
     Printing of prospectuses and SAIs                                                            654
     Branch network costs allocated and interest expense                                      296,057
     Service fees paid to financial advisors                                                   43,400

     UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $ 2,025,147
     Amortization of commissions                                                                1,924
     Printing of prospectuses and SAIs                                                          2,127
     Branch network costs allocated and interest expense                                    1,257,898
     Service fees paid to financial advisors                                                   98,091

     CLASS B

     Marketing and advertising                                                            $   208,776
     Amortization of commissions                                                              150,886
     Printing of prospectuses and SAIs                                                            219
     Branch network costs allocated and interest expense                                      133,591
     Service fees paid to financial advisors                                                   10,106

     CLASS C

     Marketing and advertising                                                            $   240,812
     Amortization of commissions                                                               15,120
     Printing of prospectuses and SAIs                                                            253
     Branch network costs allocated and interest expense                                      149,380
     Service fees paid to financial advisors                                                   11,664

     UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $   602,349
     Amortization of commissions                                                                4,020
     Printing of prospectuses and SAIs                                                            587
     Branch network costs allocated and interest expense                                      508,065
     Service fees paid to financial advisors                                                   37,465

     CLASS B

     Marketing and advertising                                                            $   165,041
     Amortization of commissions                                                              104,893
     Printing of prospectuses and SAIs                                                            161
     Branch network costs allocated and interest expense                                      140,964
     Service fees paid to financial advisors                                                   10,265

     CLASS C

     Marketing and advertising                                                            $   175,524
     Amortization of commissions                                                               13,077
     Printing of prospectuses and SAIs                                                            171
     Branch network costs allocated and interest expense                                      148,007
     Service fees paid to financial advisors                                                   10,922

     UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $ 1,114,328
     Amortization of commissions                                                                5,422
     Printing of prospectuses and SAIs                                                          1,068
     Branch network costs allocated and interest expense                                      724,688
     Service fees paid to financial advisors                                                   53,764

     CLASS B

     Marketing and advertising                                                            $   111,056
     Amortization of commissions                                                               62,926
     Printing of prospectuses and SAIs                                                            105
     Branch network costs allocated and interest expense                                       73,673
     Service fees paid to financial advisors                                                    5,310

     CLASS C

     Marketing and advertising                                                            $   169,281
     Amortization of commissions                                                               14,740
     Printing of prospectuses and SAIs                                                            162
     Branch network costs allocated and interest expense                                      110,019
     Service fees paid to financial advisors                                                    8,160

     UBS PACE INTERNATIONAL EQUITY INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $ 1,530,082
     Amortization of commissions                                                                   35
     Printing of prospectuses and SAIs                                                          2,005
     Branch network costs allocated and interest expense                                      927,200
     Service fees paid to financial advisors                                                   77,198

     CLASS B

     Marketing and advertising                                                            $    28,626
     Amortization of commissions                                                               22,054
     Printing of prospectuses and SAIs                                                             38
     Branch network costs allocated and interest expense                                       17,909
     Service fees paid to financial advisors                                                    1,458

     CLASS C

     Marketing and advertising                                                            $   139,398
     Amortization of commissions                                                                8,898
     Printing of prospectuses and SAIs                                                            184
     Branch network costs allocated and interest expense                                       84,585
     Service fees paid to financial advisors                                                    7,055

     UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

     CLASS A

     Marketing and advertising                                                            $   284,930
     Amortization of commissions                                                                   18
     Printing of prospectuses and SAIs                                                            202
     Branch network costs allocated and interest expense                                      114,118
     Service fees paid to financial advisors                                                    6,042

     CLASS B

     Marketing and advertising                                                            $   170,066
     Amortization of commissions                                                               32,424
     Printing of prospectuses and SAIs                                                            122
     Branch network costs allocated and interest expense                                       69,432
     Service fees paid to financial advisors                                                    3,638

     CLASS C

     Marketing and advertising                                                            $   142,577
     Amortization of commissions                                                                5,725
     Printing of prospectuses and SAIs                                                            102
     Branch network costs allocated and interest expense                                       57,409
     Service fees paid to financial advisors                                                    3,034

     "Marketing and advertising" includes various internal costs allocated by UBS Global AM to its effort at distributing the funds shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various departments involved in the distribution of the funds shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the funds' shares during this period, and "service fees paid to financial advisors" represents compensation paid by UBS Financial Services Inc. to its financial advisors.

     In approving the overall system of distribution for each fund, the board considered several factors, including that the multiple class structure would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the funds and its shareholders. With regard to each Plan, the board considered (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) UBS Global AM's belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM, (5) the services provided by dealers pursuant to each dealer agreement with UBS Global AM and (6) UBS Global AM's shareholder service-related and where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the board members also recognized that UBS Global AM's willingness to compensate dealers without the concomitant receipt by UBS Global AM of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

     With respect to each Plan, the board considered all compensation that UBS Global AM would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM under each Plan in that UBS Global AM would receive service, distribution, management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

     Under the Principal Underwriting Contract between the Trust and UBS Global AM for the Class A and Class C shares for the periods set forth below, UBS Global AM earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc..

                                                                                                   FOR THE
                                                              FOR THE YEARS ENDED JULY 31           PERIOD
                                                              ---------------------------           ENDED
FUND                                                                2003       2002             JULY 31, 2001
----                                                              --------   --------           -------------
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

CLASS A
   Earned                                                         $ 53,289   $ 52,385             $ 37,892
   Retained                                                         33,572     33,003                3,610

CLASS C
   Earned                                                           13,219     15,766                  N/A
   Retained                                                          8,328      9,932                  N/A

                                                                                                   FOR THE
                                                              FOR THE YEARS ENDED JULY 31           PERIOD
                                                              ---------------------------           ENDED
FUND                                                                2003       2002             JULY 31, 2001
----                                                              --------   --------           -------------
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

CLASS A
   Earned                                                         $ 14,748   $ 28,448             $ 21,188
   Retained                                                          9,291     17,922                  436

CLASS C
   Earned                                                            1,143      6,669                  N/A
   Retained                                                            720      4,201                  N/A

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

CLASS A
   Earned                                                           15,722      7,311                8,159
   Retained                                                          9,905      4,606                  N/A

CLASS C
   Earned                                                            3,102      3,281                  N/A
   Retained                                                          1,954      2,067                  N/A

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

CLASS A
   Earned                                                           32,229     32,697               19,897
   Retained                                                         20,304     20,599                2,217

CLASS C
   Earned                                                            4,870      4,831                  N/A
   Retained                                                          3,068      3,044                  N/A

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

CLASS A
   Earned                                                           40,767     14,280                1,840
   Retained                                                         25,683      8,996                  513

CLASS C
   Earned                                                            2,453      1,361                  N/A
   Retained                                                          1,644        857                  N/A

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

CLASS A
   Earned                                                           41,080     59,095               97,441
   Retained                                                         25,880     37,230                6,212

CLASS C
   Earned                                                            7,913     10,046                  N/A
   Retained                                                          4,985      6,329                  N/A

                                                                                                   FOR THE
                                                              FOR THE YEARS ENDED JULY 31           PERIOD
                                                              ---------------------------           ENDED
FUND                                                                2003       2002             JULY 31, 2001
----                                                              --------   --------           -------------
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

CLASS A
   Earned                                                         $ 22,065   $ 28,835             $ 41,111
   Retained                                                         13,901     18,166                3,133

CLASS C
   Earned                                                            4,916     10,102                  N/A
   Retained                                                          3,097      6,364                  N/A

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

CLASS A
   Earned                                                           14,639     21,850               13,855
   Retained                                                          9,223     13,754                  468

CLASS C
   Earned                                                            2,347      7,962                  N/A
   Retained                                                          1,479      5,016                  N/A

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

CLASS A
   Earned                                                           12,348     11,496               18,930
   Retained                                                          7,779      7,242                  863

CLASS C
   Earned                                                            2,100      2,790                  N/A
   Retained                                                          1,323      1,758                  N/A

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

CLASS A
   Earned                                                           10,075     24,676                4,022
   Retained                                                          6,347     15,546                1,588

CLASS C
   Earned                                                            3,201      3,368                  N/A
   Retained                                                          2,017      2,122                  N/A

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

CLASS A
   Earned                                                            7,035      1,900                  621
   Retained                                                          4,432      1,197                   27

CLASS C
   Earned                                                            1,610      1,639                  N/A
   Retained                                                          1,014      1,032                  N/A

     UBS Global AM earned and retained the following deferred sales charges paid upon certain redemptions of shares for the fiscal year ended July 31, 2003:

FUND                                                                             CLASS A    CLASS B      CLASS C
----                                                                            --------   ---------     -------
UBS PACE Government Securities Fixed Income Investments                         $ 26,029   $  65,180     $ 1,077
UBS PACE Intermediate Fixed Income Investments                                     6,489      28,293       1,215
UBS PACE Strategic Fixed Income Investments                                          354      60,386          85
UBS PACE Municipal Fixed Income Investments                                        4,848      64,667         178
UBS PACE Global Fixed Income Investments                                               0       2,864          29
UBS PACE Large Co Value Equity Investments                                           714     113,185       1,097
UBS PACE Large Co Growth Equity Investments                                        1,495      16,999         639
UBS PACE Small/Medium Co Value Equity Investments                                      0      26,264         752
UBS PACE Small/Medium Co Growth Equity Investments                                 5,072      15,142         173
UBS PACE International Equity Investments                                         49,098         632         893
UBS PACE International Emerging Markets Equity Investments                        15,358       7,702          77

     SECURITIES LENDING. For the fiscal year ended July 31, 2003, UBS Financial Services Inc. or UBS Securities LLC, acting as the funds' lending agent, received compensation from the funds as follows:

FUND                                                                                                  COMPENSATION
----                                                                                                  ------------
UBS PACE Money Market Investments                                                                      $        0
UBS PACE Government Securities Fixed Income Investments                                                     4,655
UBS PACE Intermediate Fixed Income Investments.                                                            14,981
UBS PACE Strategic Fixed Income Investments                                                                 9,732
UBS PACE Municipal Fixed Income Investments                                                                     0
UBS PACE Global Fixed Income Investments                                                                    4,327
UBS PACE Large Co Value Equity Investments                                                                 12,237
UBS PACE Large Co Growth Equity Investments                                                                 6,141
UBS PACE Small/Medium Co Value Equity Investments                                                           8,363
UBS PACE Small/Medium Co Growth Equity Investments                                                         15,640
UBS PACE International Equity Investments                                                                 126,483
UBS PACE International Emerging Markets Equity Investments                                                 24,368

     BANK LINE OF CREDIT. The funds, with the exception of UBS PACE Money Market Investments, participated with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("the Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

     Under the facility arrangement, each fund, with the exception of UBS PACE Money Market Fund, had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to each fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended July 31, 2003, the funds did not borrow under the Facility. For the year ended July 31, 2003, the funds paid a commitment fee to UBS AG as follows:

                                                                   COMMITMENT
FUND                                                                   FEE
----                                                               ----------
UBS PACE Government Securities Fixed Income Investments             $  6,984
UBS PACE Intermediate Fixed Income Investments                         4,667
UBS PACE Strategic Fixed Income Investments                            4,214
UBS PACE Municipal Fixed Income Investments                            3,720
UBS PACE Global Fixed Income Investments                               4,603
UBS PACE Large Co Value Equity Investments                            10,981

                                                                   COMMITMENT
FUND                                                                   FEE
----                                                               ----------
UBS PACE Large Co Growth Equity Investments                         $  6,608
UBS PACE Small/Medium Co Value Equity Investments                      3,323
UBS PACE Small/Medium Co Growth Equity Investments                     3,552
UBS PACE International Equity Investments                              4,740
UBS PACE International Emerging Markets Equity Investments             1,066

     Effective November 21, 2003, each fund, other than UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments, participates with other funds advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the Facility arrangement, the funds had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings.

     Effective September 10, 2003, UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments participate with other funds advised or sub-advised by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the funds at the request of shareholders and other temporary or emergency purposes. Under the Facility arrangement, the funds had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest would be charged to the funds at rates based on prevailing market rates in effect at the time of borrowings.

     PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to each fund's investment advisor or sub-advisor, as applicable subject to the continuing oversight of the Board. Following is a summary of the proxy voting policy of each investment advisor or sub-advisor to each Fund.

     You may obtain information about the funds' proxy voting decisions, without charge, online on the funds' website (www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's website (www.sec.gov).

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND UBS PACE STRATEGIC
 FIXED INCOME INVESTMENTS -- PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

     Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

     The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

     PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

     Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS -- BLACKROCK FINANCIAL
 MANAGEMENT, INC.

     BLACKROCK FINANCIAL MANAGEMENT, INC. The Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in the Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

     Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

     Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in the Policy. BlackRock will disclose to our advisory clients information about the Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose the Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

     The Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing. In addition, a client may obtain copies of BlackRock's Proxy Policy and information as to how its proxies have been voted by contacting BlackRock.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS -- STANDISH MELLON ASSET MANAGEMENT
 COMPANY LLC (MELLON FINANCIAL CORPORATION)

     Standish Mellon Asset Management Company LLC, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Standish generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues.

     All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting and potential inability to sell the shares, against the benefit of voting the shares, to determine whether or not to vote.

     Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities

     Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS -- FISHER FRANCIS TREES & WATTS, INC.
 AND ROGGE GLOBAL PARTNERS PLC.

     FISHER FRANCIS TREES & WATTS, INC. FFTW manages only fixed income portfolios which are in the main invested in sovereign or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity stocks.

     On occasion however we do receive corporate governance notices which commonly will fall into one of the following categories:

     1) Exchange offers -- Generally, these offers request instructions as to whether the holder would be willing to exchange one set of notes for another. The most frequent example of this type of offer is where securities become registered having previously been unregistered.

     2) Tender offers -- These offers are generally where the issuer makes a tender to back some types of notes.

     3) Consents -- This will occur when an issuer wishes to make changes to the underlying covenants or assigning of rights within the structure of the security itself and needs to obtain a majority of the noteholders' authority and consent in order to implement the changes.

     FFTW's policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where FFTW acts as a proxy on behalf of its clients in responding to such notices, the firm's policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors including, without limitation, acting in a manner that FFTW believes will (1) maximize the economic benefits to the client (taking into consideration potential risk, reward and the client's investment objectives) and
(2) promote sound corporate governance by the issuer. In the unlikely event that FFTW believes that there is a potential conflict of interest between the interest of the client and FFTW in connection with a proxy vote that it is exercising on behalf of a client, FFTW's Chief Investment Officer, Chief Operating Officer or its Chief Legal and Risk Officer, or their respective delegees, will review the matter to ensure that the client's interests are placed ahead of any interest that FFTW may have in connection with the vote.

     ROGGE GLOBAL PARTNERS PLC. Rogge Global Partners plc ("Rogge") offers global fixed income investment management to institutional investors. As a fixed income manager, it is highly unlikely Rogge would purchase equity securities on behalf of its clients. If Rogge were to receive equity securities, such as through an offering related to convertible securities it holds, Rogge would normally sell them.

     If Rogge were to hold a security of a company that was soliciting proxies, Rogge assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans under the Employee Retirement Income Securities Act (ERISA), Rogge acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Rogge has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

     PROXY VOTING GUIDELINES. Rogge acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Rogge of a proxy that requires voting on behalf of a client, Rogge will vote the proxy in accordance with these guidelines. The guidelines have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.

     Rogge has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. The Head of Compliance will report to Rogge's principal executive officer any attempts by outside parties or others at Rogge who attempt to unduly influence Rogge to vote proxies. Attempts made by the principal executive officer will be reported to Rogge's Board.

     These guidelines are not rigid policy positions. Rogge will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Rogge determines that not voting a proxy may be more in the best interest of clients, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Rogge may change these guidelines from time to time without providing notice of these changes to its clients.

     MANAGEMENT PROPOSALS. In general, it is Rogge's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

     - Election of directors when there is not an opposition slate

     - Ratification of appointment of auditors

     - Amendments to the Certificate of Incorporation regarding director liability

     - Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

     SHAREHOLDER PROPOSALS. At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Rogge will generally vote against proposals motivated by political, ethical or social concerns. Rogge will examine each issue solely from an economic perspective and, at times, will vote with management in opposition to shareholder resolutions which could negatively impact the corporation's ability to do business. However, Rogge will generally support the following shareholder initiatives concerning the maximization of shareholder value:

     - Against management sheltering 'poison pills' which effectively lower the value of the shares

     - Against the payment of 'greenmail'

     - Against staggered terms for the board of directors

     - For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

     - For cumulative voting policies in electing the board of directors

     - For confidential voting in electing the board of directors

     CONFLICTS OF INTEREST. Occasions may arise during the voting process in which a client's best interest conflicts with Rogge's interests. A conflict of interest may exist, for example, if Rogge has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but it not limited to, employees serving as a director of the company or Rogge managing a company's pension fund. If a conflict of interest exists, Rogge will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

     VOTING PROCESS. Rogge has charged the firm's Head of Compliance with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Head of Compliance is notified of a proxy that requires voting, he will review the proxy and make a voting proposal to the Proxy Voting Committee in-line with these procedures. The Proxy Voting Committee is comprised of the Head of Compliance and any one director/portfolio manager. In the event the committee cannot reach agreement, all of Rogge's director/portfolio managers will be consulted. The Head of Compliance is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

     RECORDKEEPING. Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Rogge will maintain the following records for five years in an easily accessible place, the first two years in its office:

     - Rogge's proxy voting policies and procedures

     - Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Rogge)

     - Records of votes cast on behalf of clients

     - Records of written client requests for voting information

     - Records of written responses from Rogge to both written and verbal client requests

     - Any other documents prepared that were material to Rogge's decision to vote a proxy or that memorialized the basis for the decision.

     OBTAINING A VOTING PROXY REPORT. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by call Rogge's Head of Compliance at 44-207-842-8416.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS -- INSTITUTIONAL CAPITAL CORPORATION,
 SsgA FUNDS MANAGEMENT, INC. AND WESTWOOD MANAGEMENT CORPORATION

     INSTITUTIONAL CAPITAL CORPORATION. DOMESTIC SECURITIES. Institutional Capital (ICAP) views proxies as financial assets and endeavors to vote them for the exclusive long-term economic benefit of the client. In the case of employee benefit plans, the client shall be the participants and beneficiaries of such plans. ICAP reviews all proxy proposals on a case-by-case basis. ICAP generally supports those proposals that promote shareholder corporate governance rights and management/board accountability. ICAP generally supports management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. ICAP generally abstains from voting on social proposals it believes do not have an economic impact on the corporation.

     The ICAP Proxy Voting Committee has responsibility for voting proxies with the assistance of the Proxy Voting Administrator who has responsibility ensuring that the Committee's proxy voting decisions are implemented.

     The following non-exhaustive sources of consultation typically are used in reaching proxy-voting decisions:

     - The proxy statement and direct contact with the Company

     - Sponsors of proxy proposals

     - Independent proxy evaluation services

     - ICAP's investment professionals

     - ICAP's historical voting record

     - ICAP's legal counsel, when appropriate

     Proxy voting procedures are established to ensure that all domestic shares held at the record date are voted on time. A copy of the procedure is attached. Voting records are maintained and are available for review upon reasonable request.

     A Proxy Voting Report indicating ICAP's voting record is sent to each client annually. These proxy voting practices and the attached procedures will be reviewed periodically and revised, taking into account guidance provided by the Department of Labor regarding proxy voting for ERISA plan accounts.

     FOREIGN SECURITIES. Governance concepts and voting procedures for foreign securities are considerably different and far more complex than for domestic securities. ICAP generally votes foreign securities. However, in a number of instances ICAP has been unable to do so because of a variety of reasons, including voting cap restrictions, additional costs, foreign record holder procedures, and depositary and custodian restrictions. Before purchasing a foreign security, ICAP will consider, among other things, whether the difficulty and expense of voting such security is reflected in its market price. Once a foreign security is purchased for a plan, moreover, ICAP will weigh the costs and benefits of voting such security on proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of a plan's participants and beneficiaries. The ICAP decision will take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the economic value of the plan's investment and whether this expected effect would outweigh the cost and difficulty of voting.

MATERIALS USED:

     1.   Two copies of the proxy statement and annual report

     2. Proxy cards are forwarded to our proxy voting agent - ISS (Institutional Shareholder Services)

     3.   ISS (Institutional Shareholder Services) Research Analysis

     4.   Security Cross Reference Reports from AXYS

     5.   Written proxy instructions from ICAP Proxy Voting Committee

     ICAP uses ISS to vote all proxies. When there is a shareholder meeting, all shareholders receive a proxy statement that outlines the proposals to be voted, an annual report and a proxy card. All proxy materials are sent to ISS (most electronically via each client's custodian). After the materials are received, the Proxy Associates take the following steps:

STEP 1

     A. Go into the ISS database and obtain the research for the company. Give the research analysis and a copy of the proxy statement to the Proxy Administrator.

     B. Make a file for each meeting, include all proxy materials.

STEP 2

     On a weekly basis, account holdings and positions are transmitted electronically to ISS.

STEP 3

     A. The Proxy Administrator will return the proxy statement with written voting instructions that are signed and approved by the Proxy Committee.

     B. The votes are transmitted to ISS electronically.

     C. After the vote is sent to ISS, ICAP receives a confirmation that the vote has been cast.

STEP 4

     For each ICAP proxy meeting, the following information should be included in the file:

     1.   Written voting instructions from the Proxy Committee

     2.   ISS Research Analysis

     3.   Proxy Statement

     4.   Company's Annual Report

     A Proxy Voting Report compiled on an annual basis is sent to all clients. Some clients may receive this report quarterly.

     STATE STREET FUNDS MANAGEMENT, INC. The Fund has delegated the voting of its proxies to its subadviser, SSgA Funds Management, Inc. ("SSgA"). SSgA has undertaken to vote proxies with respect to the Fund's underlying securities holdings and retains the final authority and responsibility for such voting. SSgA, at the direction of the SSgA Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA has instructed the voting agent to follow the voting guidelines as set by the Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by the Investment Committee and voted as determined to be in the best interest of the Fund.

     SSgA generally supports management on routine corporate governance matters, such as elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities, approval of auditors, directors' and auditors' compensation, directors' liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

     SSgA generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific -- ranging from 5% to 20%) of the outstanding shares elimination of "poison pill" rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti- "greenmail" provisions.

     SSgA generally votes against management on matters such as capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of Shareholders' Right to Call Special Meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans,

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employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of Meeting to Solicit Additional Votes, "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     SSgA evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for the Fund, but generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

     SSgA generally supports shareholders on issues such as requiring that auditors attend annual shareholder meetings, establishing the annual election of directors, requiring a majority of independent directors on the Board and on certain committees, mandating that changes to the bylaws have shareholder approval, proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities, the establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that Audit, Compensation and Nominating Committee members should all be independent directors, and mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

     SSgA generally votes against shareholders on issues such as limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

     From time to time, SSgA will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA takes these potential conflicts very seriously. While SSgA's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA's potential conflict, there are a number of courses SSgA may take. The final decision as to which course to follow shall be made by the Investment Committee.

     When the matter falls clearly within one of the proposals enumerated in SSgA's Policy, casting a vote which simply follows SSgA's pre-determined policy would eliminate SSgA's discretion on the particular issue and hence avoid the conflict.

     In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, SSgA may employ the services of a third party, wholly independent of SSgA, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

     Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not SSgA's, best interests.

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     WESTWOOD MANAGEMENT CORPORATION. POLICY. Westwood has engaged ISS
(Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

     PROCEDURES. With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS -- GE ASSET MANAGEMENT INCORPORATED,
 MARSICO CAPITAL MANAGEMENT, LLC AND SSGA FUNDS MANAGEMENT, INC.

     GE ASSET MANAGEMENT INCORPORATED. GENERAL. GEAM exercises its fiduciary responsibilities by carefully reviewing, voting and documenting proxies for all Equity Investments (Domestic and International) for which it has voting responsibility. Each proxy is reviewed individually, with the objective of seeking to enhance shareholder value for plan participants, and according to the procedures and guidelines which follow. General guidelines are provided to GEAM personnel who have responsibility for voting proxies, in an effort to maintain consistency.

     PROCEDURES. ANNUAL. Prior to each proxy season, the Proxy Committee analyzes the current year's issues, updates its guidelines and reviews the issues and guidelines with GEAM personnel.

ADMINISTRATION AND REVIEW

     - ISS (Institutional Shareholder Services) receives proxy material from custodial banks, ADP (Automatic Data Processing) and directly from companies. GEAM utilizes the services of ISS for proxy research, voting, administrative and reporting functions. GEAM also utilizes IRRC (Investor Responsibility Research Center) for some research material.

     - ISS provides proposal analysis and vote recommendations based on GEAM or specific client guidelines to the GEAM proxy analyst. The proxy analyst reviews each vote recommendation, signing off on routine issues within defined parameters, and forwarding non-routine issues to appropriate industry /sector analyst for review.

     - All non-routine proxy voting recommendations are reviewed and signed-off by a member of the Proxy Committee to ensure that GEAM fulfills its fiduciary responsibilities.

     - Once reviewed, vote decisions are sent to ISS who in turn votes the proxies through ADP, the solicitors, or the custodian banks. Records are maintained for all votes by GEAM as well as by ISS, and comprehensive reports are reviewed semi-annually.

     CONFIDENTIALITY. GE Asset Management generally maintains external confidentiality by NOT revealing the following information to third parties:

     -  Number of shares held in clients' accounts.

     -  Voting results on specific companies.

     -  General voting positions (proxy guidelines).

     Note: Certain Exceptions (at our sole discretion) are made to this policy.

     MARSICO CAPITAL MANAGEMENT, LLC. Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

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     -  Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

     - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

     - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

     STATE STREET FUNDS MANAGEMENT, INC. The Fund has delegated the voting of its proxies to its subadviser, SSgA Funds Management, Inc. ("SSgA"). SSgA has undertaken to vote proxies with respect to the Fund's underlying securities holdings and retains the final authority and responsibility for such voting. SSgA, at the direction of the SSgA Investment Committee, retains an outside consulting firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process and to act as voting agent. SSgA has instructed the voting agent to follow the voting guidelines as set by the Investment Committee. If areas of concern are discovered, or the guidelines do not specifically address a proxy issue, the issues are examined in detail by the Investment Committee and voted as determined to be in the best interest of the Fund.

     SSgA generally supports management on routine corporate governance matters, such as elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities, approval of auditors, directors' and auditors' compensation, directors' liability and indemnification, discharge of board members and auditors, financial statements and allocation of income, dividend payouts that are greater than or equal to country and industry standards, authorization of share repurchase programs, general updating of or corrective amendments to charter, change in corporation name, and elimination of cumulative voting.

     SSgA generally votes in support of management on the following items, which have potentially substantial financial or best-interest impact: capitalization changes which eliminate other classes of stock and voting rights, changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies, elimination of pre-emptive rights for share issuance of less than a given percentage (country specific -- ranging from 5% to 20%) of the outstanding shares elimination of "poison pill" rights, stock purchase plans with an exercise price of not less that 85% of fair market value, stock option plans which are incentive based and not excessive other stock-based plans which are appropriately structured, reductions in super-majority vote requirements, and the adoption of anti-"greenmail" provisions.

     SSgA generally votes against management on matters such as capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders, changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders, anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers, amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions, elimination of Shareholders' Right to Call Special Meetings, establishment of classified boards of directors, reincorporation in a state which has more stringent anti-takeover and related provisions, shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding, excessive compensation, change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered, adjournment of Meeting to Solicit Additional Votes, "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy, and proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     SSgA evaluates mergers and acquisitions on a case-by-case basis in order to seek the best value for the Fund, but generally votes against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets and offers when there are prospects for an enhanced bid or other bidders, but generally votes in favor of offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds and for proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

     SSgA generally supports shareholders on issues such as requiring that auditors attend annual shareholder meetings, establishing the annual election of directors, requiring a majority of independent directors on the Board and on certain committees, mandating that changes to the bylaws have shareholder approval, proposals requiring the disclosure of executive retirement benefits in the absence of an independent compensation committee, the disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities, the establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function; mandates that Audit, Compensation and Nominating Committee members should all be independent directors, and mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

     SSgA generally votes against shareholders on issues such as limits to tenure of directors, requirements that candidates for directorships own large amounts of stock before being eligible to be elected, restoration of cumulative voting in the election of directors, requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature, restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact, proposals which require inappropriate endorsements or corporate actions, requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model, and proposals asking companies to adopt full tenure holding periods for their executives, proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

     From time to time, SSgA will review a proxy which presents a potential material conflict. As a fiduciary to its clients, SSgA takes these potential conflicts very seriously. While SSgA's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA's potential conflict, there are a number of courses SSgA may take. The final decision as to which course to follow shall be made by the Investment Committee.

     When the matter falls clearly within one of the proposals enumerated in SSgA's Policy, casting a vote which simply follows SSgA's pre-determined policy would eliminate SSgA's discretion on the particular issue and hence avoid the conflict.

     In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that SSgA believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, SSgA may employ the services of a third party, wholly independent of SSgA, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

     Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not SSgA's, best interests.

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UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS -- ARIEL CAPITAL MANAGEMENT,
 INC. AND ICM ASSET MANAGEMENT, INC.

     ARIEL CAPITAL MANAGEMENT, INC. As part of our investment process we place extraordinary emphasis on a company's management, its Board and its activities. We look for companies with high quality managements, as represented by their industry experience, the quality of products and services provided and their reputations within the community. As a result, it is generally the policy of Ariel Capital Management, Inc. to vote our investment responsibility shares in favor of proposals recommended by the Board, except when a Board proposal or recommendation has the potential to run counter to shareholder interest. While the majority of proxies voted are routine issues, i.e., Election of Directors and Selection of Auditors, all non-routine issues are analyzed on a case-by-case basis by the Ariel research analyst who follows the company in question. Below is a summary of the guidelines which generally guide this decision-making.

     1.) INCREASE IN THE NUMBER OF AUTHORIZED SHARES. While we realize that an increase in the number of authorized shares can raise needed capital, we are also wary of dilution of existing shareholder interest. As such, these issues are voted on a case-by-case basis.

     2.) APPROVAL AND/OR AMENDMENTS TO EXECUTIVE COMPENSATION. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, we favor stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. With that said, compensation should be structured to reward management for superior performance and not in response to general market moves or consistent underperformance versus peers.

     3.) SIZE OF THE BOARD OF DIRECTORS. In theory, capping the number of directors should eliminate any manipulation by management over the Board. As such, in most instances, we favor a fixed number of directors. Increasing the size of the Board has the potential to dilute the voting power of individual members and enable management to surround itself with cohorts, thereby increasing management's ability to manipulate the Board. We would only vote in favor of such an issue if shareholders stood to benefit.

     4.) CLASSIFIED BOARD AND/OR STAGGERED BOARD. In general, we are not opposed to classified Boards. However, in rare instances we oppose classified Boards if there is reason to question management's candor with shareholders, management's capital allocation decisions, and/or in cases where management consistently fails to retain or attract good people. Additionally, we may oppose classified Boards if they limit shareholder control and reduce shareholder ability to effect change.

     5.) WITHHOLDING BOARD AUTHORITY. In general, we do not vote to withhold Board Authority. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

     6.) CUMULATIVE VOTING. Cumulative voting is a corporate governance tool that can protect shareholder interests. It is a way of giving shareholders access and influence over the election of directors. We are "For" cumulative voting when it enhances the voice of the shareholder, especially when it gives minority shareholders an opportunity to name a representative(s) to the Board. On the other hand, if cumulative voting is used by a minority shareholder for the purpose of disrupting the Board for any short-term gain, we are strictly opposed. It is worth noting that in our role as passive investors, we never seek Board representation or active involvement in the day-to-day management of a company.

     7.) GOLDEN PARACHUTES. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders return, we are generally opposed to any proposal for this type of compensation.

     8.)  POISON PILLS. In general, we oppose poison pills.

     9.) MERGERS/REORGANIZATIONS. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-run prospects for the company and whether the restructuring/merger is consistent with that long-run performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

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     10.) NORTHERN IRELAND. We vote in favor of any shareholder proposal which calls for the adoption or implementation of the MacBride principles.

     11.) ENVIRONMENTAL. Because a company's environmental policies and record can have a substantial effect on financial performance, we favor resolutions asking for a report of current environmental practices.

     12.) SHAREHOLDER ACTIVISM. We believe strong financial results can be linked to corporate responsibility. We believe businesses that are environmentally friendly, support community involvement and promote corporate diversity improve their chances for long-term financial success.

     ICM ASSET MANAGEMENT, INC. ICM Asset Management, Inc. ("ICM") has adopted polices and procedures to ensure that it votes client proxies in the best interest of our clients who have delegated their proxy voting responsibility to us. In our effort to provide the best service, we have established a Proxy Voting Committee to make voting decisions and have retained Institutional Shareholder Services ("ISS") to act as an independent voting agent to ensure that mechanical voting procedures are carried out and documented. ISS assures that ICM receives all proxies, provides research reports on issues to be voted upon, and subject to the Proxy Voting Committee's approval, submits votes.

     ICM bases our final voting decisions on a pre-established set of policy guidelines and on the recommendations of ISS, an independent third party. ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process helps ensure that proxies are voted in the best interests of our clients and insulates voting decisions from conflicts of interest. While ICM does rely on the recommendations of ISS, we ultimately retain the responsibility for the votes and have the ability to override ISS vote recommendations. The Proxy Voting Committee will only do so, however, if it believes that a different vote is in the best interest of our clients. Additionally, when a material conflict of interest may affect our ability to vote proxies in our clients' best interest, ICM will follow the voting recommendations of ISS.

     Generally, ISS votes proxies for all accounts at the same broker/custodian on an aggregated basis. However, if you notify ICM in advance, ISS will vote your account on a non-aggregated basis and you will be able to obtain reports on your individual account votes on a quarterly, semi-annual, or annual basis as requested. Otherwise, for accounts that have been voted on an aggregated basis, ICM will provide you with a report showing how proxies were voted for all aggregated ICM accounts held at your broker/custodian upon request. In order to obtain a complete copy of ICM's Proxy Voting Policies and Procedures, a copy of ICM's Proxy Voting Guidelines, and/or information from ICM about how ICM voted proxies with respect to securities held in client accounts, please feel free to contact ICM's Client Services Department at:

     Client Services
     ICM Asset Management, Inc.
     601 W. Main, Suite 600
     Spokane, WA 99201
     Phone: (800) 488-4075
     E-mail: clientservices@icmasset.com

     ICM's proxy voting guidelines are also available on ICM's Web site at www.icmasset.com. To access the guidelines online, click on "Publications," and then "Contract."

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS -- DELAWARE MANAGEMENT
 COMPANY

     DELAWARE MANAGEMENT COMPANY. The Fund has formally delegated to its investment adviser, Delaware Management Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote proxies on behalf of the Fund pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the Fund, ISS will

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create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

     Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS -- MARTIN CURRIE INC.

     MARTIN CURRIE, INC. Martin Currie, Inc. ("Martin Currie") has adopted a Statement of Policies and Procedures for Voting Proxies (the "Policies and Procedures") designed to ensure that it votes proxies in the best interests of its clients in accordance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Policies and Procedures do not apply to any client who has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

     PROXY VOTING POLICIES. Martin Currie recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of its investment process, it takes into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company. As set out in the Policies and Procedures, it is Martin Currie's general policy to support management of the companies in which it invests and it will generally cast votes in accordance with management's proposals. However, it reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to its clients' best interests.

     The Policies and Procedures also contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; changes to a company's charter, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; transparency and accountability in corporate governance; proposals regarding social, political and environmental issues; and executive compensation. Martin Currie applies these proxy voting policies flexibly and reserves the right to vote contrary to the policies when it believes they may be contrary to its clients' best interests.

     Martin Currie is a global investment manager, and it invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the US or developed countries.

     PROXY VOTING PROCEDURES. Martin Currie's Market Data Team is responsible for the coordination of proxy voting and liaises with Product Managers and/or the Proxy Voting Committee. The Product Managers are responsible for evaluating proxies and determining voting decisions in accordance with the general principles of the Policies and Procedures.

     The Proxy Voting Committee, which comprises senior investment personnel and representatives of the Legal & Compliance Department, regularly reviews the proxy policies and considers specific proxy voting matters in certain situations.

     CONFLICTS OF INTEREST. Martin Currie recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or personal relationship that may affect how it votes on the issuer's proxy. Martin Currie believes that oversight by the Committee ensures that proxies are voted with only its clients' best interests in mind. In order to avoid any perceived conflict of interests, procedures have been established for use when proxy votes are issued by existing clients or where Martin Currie holds a significant voting percentage of the company.

     PROXIES OF CERTAIN NON-US ISSUERS. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Martin Currie may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, Martin Currie may abstain from voting the affected shares.

     AVAILABILITY OF POLICIES AND PROCEDURES AND PROXY VOTING RECORD. Clients may obtain a copy of the Policies and Procedures and information on how Martin Currie voted with respect to their proxies by contacting the Client Services Team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland, EH1 2ES, tel. 011-44-131-229-5252, fax 011-44-131-222-2527 or email
clientservices@martincurrie.com.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS -- BARING
 INTERNATIONAL INVESTMENT LIMITED AND GARTMORE GLOBAL PARTNERS

     BARING ASSET MANAGEMENT. BAM's proxy voting procedures are designed to maximize the value of our clients' shareholdings. The Investment Managers, Global Events Department and Proxy Voting Committee are responsible for ensuring that BAM votes client proxies in the best interest of our clients. BAM employs a third-party vendor to review specific proposals and to make notifications of upcoming shareholder meetings. Investment Managers determine whether a proxy proposal concerns a routine matter or a non-routine matter. For proxies concerning routine corporate governance matters, BAM generally votes in favor of management proposals or with management's recommendations. For non-routine matters, Investment Managers determine the proxy vote that will maximize the value of clients' securities holdings. The Global Events Department maintains "standing instructions" that direct the third-party vendor to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events Department endeavours to review each proxy proposal to ensure that non-routine proposals are identified and forwarded to appropriate Investment Managers for consideration.

     BAM votes proxies on all proposals, except in those instances when Investment Managers determine that the economic returns of voting proxies issued by non-US corporations are outweighed by the costs that would be incurred by client accounts. Investment Managers who recommend casting proxy votes that are contrary to BAM's policies must contact and obtain the approval of the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Global Events Department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast. With regard to material conflicts of interest that may arise between BAM's interest and those of our clients, BAM's policy is to disclose the conflict to clients and obtain their consent prior to voting the proxies.

     GARTMORE GLOBAL PARTNERS. The corporate governance policy of Gartmore Global Partners (Gartmore) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when Gartmore casts its clients' votes at company meetings. This document only summarises Gartmore's position and for a fuller understanding reference must be made to Gartmore's full corporate governance statement

     CORPORATE GOVERNANCE. Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders.

     Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

     GARTMORE'S POSITION. Voting rights are part of the value of an investment and to be used constructively in our clients' best interest.

     We aim to vote at General Meetings of companies in which we invest but recognise the practical difficulties which may prevent this in some markets.

     We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

     VOTING GUIDELINES. Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

     - Capital issue and repurchase should be on equal terms to all holders.

     - Decisions on take-over bids are based on the long-term interests of our clients. Anti-take-over devices should not be used to shield management from accountability.

     - Board Structure - there should be sufficient independent non-executives to balance executive management.

     - Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

     - Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

     - Service contracts - should not be of excessive length or used to shield executives who do not perform.

     - Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

     - Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favour schemes which include challenging performance criteria.

     GARTMORE'S PROCEDURES. We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues.

     Where required Gartmore will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

     CONFLICTS OF INTEREST. Gartmore recognises that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies.

     Some of these potential conflicts of interest include, but are not limited to,

     - where Gartmore (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favour of the management of such a company may harm our (or an affiliate's) relationship with the company

     - where Gartmore (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where Gartmore (or an affiliate) may manage assets for the proponent

     - where Gartmore (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where Gartmore (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders.

     Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long term interests of clients as a whole. These arrangements may include

     - referring decisions to a senior manager unconnected with the day to day management of the fund concerned

     - using the advice of an outside body

     - approaching clients directly.

     In order to avoid even the appearance of impropriety, in the event that Gartmore (or an affiliate) manages assets for a company, its pension plan, or related entity, Gartmore will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

     PERSONAL TRADING POLICIES. The funds, UBS Global AM (investment manager and principal underwriter for the funds) and the investment advisors each has adopted a code of ethics under Investment Company Act Rule 17j-1, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

                             PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for a fund other than UBS PACE Money Market Investments are made by the fund's investment advisor, subject to the overall review of UBS Global AM and the board of trustees. Decisions to buy and sell securities for UBS PACE Money Market Investments are made by UBS Global AM as that fund's investment advisor, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment advisor, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

     Transactions on US stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in US over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. US government securities generally are purchased from underwriters or dealers, although certain newly issued US government securities may be purchased directly from the US Treasury or from the issuing agency or instrumentality.

     For the periods indicated, the funds paid the brokerage commissions set forth below:

                                                                                 TOTAL BROKERAGE COMMISSIONS
                                                                           --------------------------------------
                                                                                  FISCAL YEAR ENDED JULY 31,
                                                                           --------------------------------------
FUND                                                                           2003         2002         2001
----                                                                       ------------  -----------   ----------
UBS PACE Money Market Investments.                                          $         0  $         0   $        0
UBS PACE Government Securities Fixed Income Investments                             225            0            0
UBS PACE Intermediate Fixed Income Investments                                        0            0            0
UBS PACE Strategic Fixed Income Investments                                       3,964            0        6,566
UBS PACE Municipal Fixed Income Investments                                           0            0            0
UBS PACE Global Fixed Income Investments                                              0            0            0
UBS PACE Large Co Value Equity Investments                                    1,621,112    1,971,664      919,948
UBS PACE Large Co Growth Equity Investments                                   1,221,163      894,514      670,285
UBS PACE Small/Medium Co Value Equity Investments                               490,413      669,117      996,655
UBS PACE Small/Medium Co Growth Equity Investments                              550,720      436,690      261,700
UBS PACE International Equity Investments                                     1,368,498    1,782,139      857,123
UBS PACE International Emerging Markets Equity Investments                      701,938      669,331      609,756

     The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the investment advisor and UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any other broker are reasonable and fair. Specific provisions in the Management and Administration Agreement and Advisory Agreements authorize UBS Global AM and any of its affiliates that is a member of a national securities exchange, to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     During the fiscal years indicated, the funds paid brokerage commissions to UBS Financial Services Inc. or a brokerage affiliate of an investment advisor as follows.

                                                                                  FOR THE FISCAL YEAR ENDED
                                                                                          JULY 31,
                                                                           --------------------------------------
FUND                                                                           2003         2002          2001
----                                                                       ------------  -----------   ----------
UBS PACE Money Market Investments                                          $          0  $         0   $        0
UBS PACE Government Securities Fixed Income Investments                               0            0            0
UBS PACE Intermediate Fixed Income Investments                                        0            0            0
UBS PACE Strategic Fixed Income Investments                                           0            0            0
UBS PACE Municipal Fixed Income Investments                                           0            0            0
UBS PACE Global Fixed Income Investments                                              0            0            0
UBS PACE Large Co Value Equity Investments                                       16,971       22,935        9,695
UBS PACE Large Co Growth Equity Investments                                         377        4,579        3,330
UBS PACE Small/Medium Co Value Equity Investments                                     0            0            0
UBS PACE Small/Medium Co Growth Equity Investments                                  595          120          132
UBS PACE International Equity Investments                                             0       23,747       14,257
UBS PACE International Emerging Markets Equity Investments                       21,127            0       34,111

     More information about brokerage commissions paid to affiliates of UBS Financial Services Inc. or a brokerage affiliate of an investment advisor during the fiscal year ended July 31, 2003 is set forth below:

     - UBS PACE Large Co Value Equity Investments paid $16,971 in brokerage commissions to UBS Securities LLC. These brokerage commissions represented 1.05% of the total brokerage commissions paid by the fund during the fiscal year and 1.12% of the dollar amount of transactions involving the payment of brokerage commissions.

     - UBS PACE Large Co Growth Equity Investments paid $377 in brokerage commissions to UBS Financial Services Inc. These brokerage commissions represented 0.03% of the total brokerage commissions paid by the fund during the fiscal year and 0.11% of the dollar amount of transactions involving the payment of brokerage commissions.

     - UBS PACE Small/Medium Co Growth Equity Investments paid $595 in brokerage commissions to UBS Financial Services Inc. These brokerage commissions represented 0.11% of the total brokerage commissions paid by the fund during the fiscal year and 0.24% of the dollar amount of transactions involving the payment of brokerage commissions.

     - UBS PACE International Emerging Markets Equity Investments paid $11,660 in brokerage commissions to UBS AG and $9,467 to UBS Global AM (Americas). These brokerage commissions represented 1.66% and 1.35%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 1.50% and 1.30%, respectively, of the dollar amount of transactions involving the payment of brokerage commissions.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM and the investment advisor, are similar to those in effect with respect to brokerage transactions in securities.

     In selecting brokers for a fund, its investment advisor will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, UBS Global AM or the applicable investment advisor may cause a fund to purchase and sell portfolio securities through brokers that provide UBS Global AM or the investment advisor with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that UBS Global AM or the investment advisor, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM or the investment advisor to that fund and its other clients.

     Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

     For the fiscal year ended July 31, 2003, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:

                                                                          AMOUNT OF PORTFOLIO       BROKERAGE
FUND                                                                         TRANSACTIONS       COMMISSIONS PAID
----                                                                      -------------------   ----------------
UBS PACE Money Market Investments                                            $            0        $        0
UBS PACE Government Securities Fixed Income Investments                                   0                 0
UBS PACE Intermediate Fixed Income Investments.                                           0                 0
UBS PACE Strategic Fixed Income Investments                                               0                 0
UBS PACE Municipal Fixed Income Investments                                               0                 0
UBS PACE Global Fixed Income Investments                                                  0                 0
UBS PACE Large Co Value Equity Investments                                      371,935,168            50,689
UBS PACE Large Co Growth Equity Investments                                      29,248,198            50,773
UBS PACE Small/Medium Co Value Equity Investments                                41,103,479           144,432
UBS PACE Small/Medium Co Growth Equity Investments.                              27,416,937            50,519
UBS PACE International Equity Investments                                                 0                 0
UBS PACE International Emerging Markets Equity Investments                      185,635,964           459,976

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM or a fund's investment advisor seeks best execution. Although UBS Global AM or a fund's investment advisor may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM or a fund's investment advisor may consider the sale of shares of the funds or other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the funds, subject to UBS Global AM's duty to seek best execution. UBS Global AM or a fund's investment advisor may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to the research efforts of UBS Global AM and a fund's investment advisor and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by UBS Global AM or the fund's investment advisor in advising other funds or accounts and, conversely, research services furnished to UBS Global AM or a fund's investment advisor by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

     Investment decisions for a fund and for other investment accounts managed by UBS Global AM or the applicable investment advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     The funds will not purchase securities that are offered in underwritings in which an affiliate of the investment advisor or UBS Global AM is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that no affiliate of the investment advisor or UBS Global AM participate in or benefit from the sale to the funds.

     As of July 31, 2003, the funds owned securities issued by their regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:

UBS PACE Money Market Investments

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Aim Management Co.                                    Money Market Funds                         $  3,982,139
CS First Boston, Inc.                                 Commercial Paper                              2,997,920
GE Capital Corp.                                      Short-Term Corporate Obligations              2,000,000
Goldman Sachs Group, Inc.                             Commercial Paper                              2,998,970

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Bank of America Mortgage Securities Corp.             Collateralized Mortgage Obligation         $    547,316
CS First Boston Mortgage Securities Corp.             Collateralized Mortgage Obligation            8,795,887
Chase Mortgage Finance Corp.                          Collateralized Mortgage Obligation            1,246,593
State Street Bank & Trust Co.                         Repurchase Agreement                            983,000

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Barclays Bank PLC                                     Corporate Notes                            $  1,222,808
Bear Stearns Cos., Inc.                               Corporate Notes                                 651,512
Citigroup, Inc.                                       Corporate Notes                               4,180,606
Goldman Sachs Group, Inc.                             Corporate Notes                               2,425,349
HSBC Holdings PLC                                     Corporate Notes                                 323,715
Lehman Brothers Holdings, Inc.                        Corporate Notes                               1,192,955
Morgan Stanley & Co.                                  Corporate Notes                               1,184,369

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Citicorp Mortgage Securities, Inc.                    Collateralized Mortgage Obligation         $  2,392,703
CS First Boston Mortgage Securities Corp.             Asset-Backed                                     90,816
Goldman Sachs Group, Inc.                             Corporate Notes                               1,479,394
J.P. Morgan Chase & Co.                               Corporate Notes                               2,186,016
Morgan Stanley & Co.                                  Corporate Notes                               1,201,571
State Street Bank & Trust Co.                         Repurchase Agreement                          2,270,000

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS: None

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Citigroup, Inc.                                       Long-Term Debt                             $    583,663
CS First Boston, Inc.                                 Long-Term Debt                                  398,776
Goldman Sachs Group, Inc.                             Long-Term Debt                                2,225,571
J.P. Morgan Chase & Co.                               Long-Term Debt                                1,843,607
Lehman Brothers Holdings, Inc.                        Long-Term Debt                                1,171,775
Morgan Stanley & Co.                                  Long-Term Debt                                  550,698
State Street Bank & Trust Co.                         Repurchase Agreement                         25,984,000

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Citigroup, Inc.                                       Equity                                     $ 36,223,488
Fidelity National Financial, Inc.                     Equity                                        2,910,601
Lehman Brothers Holdings, Inc.                        Equity                                        2,866,131
Morgan Stanley & Co.                                  Equity                                        3,987,332

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Goldman Sachs Group, Inc.                             Equity                                     $  5,582,798
Lehman Brothers Holdings, Inc.                        Equity                                          904,255
State Street Bank & Trust Co.                         Repurchase Agreement                         13,959,000

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
State Street Bank & Trust Co.                         Repurchase Agreement                       $ 11,740,000

UBS PACE SMALL/MEDIUM Co GROWTH EQUITY INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
State Street Bank & Trust Co.                         Repurchase Agreement                       $  4,250,000

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ISSUER                                                TYPE OF SECURITY                              VALUE
------                                                ----------------                           ------------
Deutsche Bank AG                                      Equity                                     $  4,929,036
State Street Bank & Trust Co.                         Repurchase Agreement                         12,659,000

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS: None

     PORTFOLIO TURNOVER. UBS PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. The other funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate as a limiting factor in making investment decisions.

     Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment.

     The following table sets forth the portfolio turnover rates for each fund for the periods indicated:

                                                                                         PORTFOLIO TURNOVER RATES
                                                                                      ------------------------------
                                                                                       FISCAL YEAR      FISCAL YEAR
                                                                                          ENDED            ENDED
FUND                                                                                  JULY 31, 2003    JULY 31, 2002
----                                                                                  -------------    -------------
UBS PACE Money Market Investments                                                           N/A             N/A
UBS PACE Government Securities Fixed Income Investments                                     741%            369%
UBS PACE Intermediate Fixed Income Investments                                              294%            121%
UBS PACE Strategic Fixed Income Investments                                                 357%            375%
UBS PACE Municipal Fixed Income Investments                                                  42%             20%
UBS PACE Global Fixed Income Investments                                                    274%            328%
UBS PACE Large Co Value Equity Investments                                                   72%             79%
UBS PACE Large Co Growth Equity Investments                                                 107%             57%
UBS PACE Small/Medium Co Value Equity Investments                                            32%             44%
UBS PACE Small/Medium Co Growth Equity Investments                                           50%             48%
UBS PACE International Equity Investments                                                    88%            109%
UBS PACE International Emerging Markets Equity Investments                                  214%            129%

       REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

     To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's financial advisor of its portion of the sales charge adjustment. Once received from the financial advisor, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Letter of Intent. No sales charge adjustment will be made unless and until the investor's financial advisor returns any excess commissions previously received.

     To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS Global Asset Management, as applicable, in accordance with the prospectus.

     Letters of Intent are not available for certain employee benefit plans.

     WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     - Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

     - Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     - Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

     REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ("PFPC"), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances. See "Taxes" below.

     PAYMENTS BY UBS GLOBAL AM -- CLASS B SHARES. For purchases of Class B shares in amounts less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and for purchases in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

     PAYMENTS BY UBS GLOBAL AM -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ("Family Funds" include other UBS PACE Select funds, UBS funds and other funds for which UBS Global AM serves as principal underwriter) to shareholders who buy $10 million or more at any one time.

     ADDITIONAL PAYMENT INFORMATION. UBS Global AM pays its affiliate, UBS Financial Services Inc., a fee equal to 0.15% of the value at the time of sale of all shares of the Funds (excluding shares of UBS PACE Money Market Investments and Class P shares) sold through UBS Financial Services Inc. UBS Global AM also pays UBS Financial Services Inc. a monthly retention fee at the annual rate of 0.05% of the value of shares of the Funds, net of the annualized value of shares sold during the period (excluding shares of UBS PACE Money Market Investments and Class P shares), including shares purchased through the reinvestment of dividends, and that are held in UBS Financial Services Inc. client accounts.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a fund may be exchanged for shares of the corresponding class of other Family Funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

     The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

     FINANCIAL INSTITUTIONS. A fund may authorize financial institutions or their agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. A fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial Institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

     AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B, CLASS C AND CLASS P SHARES. UBS Global AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A, Class B or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorize UBS Financial Services Inc. to place a purchase order each month or quarter for fund shares in an amount not less than $500 per month or quarter.

     For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's UBS Financial Services Inc. brokerage account through the automatic redemption of the shareholder's shares of a UBS Financial Services Inc. money market fund or through the liquidation of other securities held in the investor's UBS Financial Services Inc. brokerage account. If the PACE Program assets are held in a UBS Financial Services Inc. Resource Management Account(R) ("RMA(R)") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular UBS PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACESM Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

     In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

     AUTOMATIC REDEMPTION PLAN -- CLASS P SHARES. Investors in Class P shares may have UBS Financial Services Inc. redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their Financial Advisors at UBS Financial Services Inc.

     AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds' accounts. Minimum balances and withdrawals vary according to the class of shares:

     - Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     - Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

     Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

     An investor's participation in the automatic cash withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisor or PFPC at 1-800-647 1568.

     INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs may be available through your financial advisor through which investments may be made in shares of the funds, as well as in other investments. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

     TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of a fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with UBS Global AM relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                          CONVERSION OF CLASS B SHARES

     Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                               VALUATION OF SHARES

     Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by a fund's investment advisor as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the Nasdaq Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below).

     Where market quotations are readily available, bonds held by the funds (other than UBS PACE Money Market Investments) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of a fund's investment advisor, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

     It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

     All investments quoted in foreign currency will be valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

     Market value for securities may also include appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.

     UBS PACE MONEY MARKET INVESTMENTS. UBS PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

     The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for UBS PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. UBS PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. UBS PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by UBS Global AM and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

                             PERFORMANCE INFORMATION

     Each fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total Return (Before Taxes) Calculations. Average annual total return quotes ("Standardized Return") used in a fund's Performance Advertisements are calculated according to the following formula:

       P(1 + T)(TO THE POWER OF n)  =   ERV
     where:                      P  =   a hypothetical initial payment of $1,000
                                        to purchase shares of a specified fund
                                        class
                                 T  =   average annual total return of shares of
                                        that fund class
                                 n  =   number of years
                               ERV  =   ending redeemable value of a
                                        hypothetical $1,000 payment at the
                                        beginning of that period.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) CALCULATIONS. Total return (after taxes) on distributions quotes used in the fund's Performance Advertisements are calculated according to the following formula:

       P(1 + T)(TO THE POWER OF n)  =   ATV(SUB D)
     where:                      P  =   a hypothetical initial payment of
                                        $1,000 to purchase shares of a specified
                                        class
                                 T  =   average annual total return (after
                                        taxes on distributions) of shares of
                                        that class
                                 n  =   number of years
                        ATV(SUB D)  =   ending redeemable value of a
                                        hypothetical $1,000 payment at the
                                        beginning of that period, after taxes on fund distributions but not after taxes on redemptions.

     TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) CALCULATIONS. Total return (after taxes) on distributions and redemptions quotes used in the fund's Performance Advertisements are calculated according to the following formula:

       P(1 + T)(TO THE POWER OF n)  =   ATV(SUB DR)
     where:                      P  =   a hypothetical initial payment of
                                        $1,000 to purchase shares of a specified
                                        class
                                 T  =   average annual total return (after
                                        taxes on distributions and redemptions)
                                        of shares of that class
                                 n  =   number of years
                       ATV(SUB DR)  =   ending redeemable value of a
                                        hypothetical $1,000 payment at the
                                        beginning of that period, after taxes on fund distributions and redemptions.

     Under the foregoing formulas, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change before or after taxes, as applicable, in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum sales charge of 5.5% (4.5% for fixed income funds), is deducted from the initial $1,000 payment and, for Class B and Class C shares, the maximum applicable deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted (assuming that the maximum Class B deferred sales charge is applicable). All dividends and other distributions are assumed to have been reinvested at net asset value. Total return calculated according to the foregoing formula is referred to as "Standardized Return."

     Each fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average total return. The standardized return for Class P shares reflects the maximum annual program fee of 1.50% for participants in the PACE Select Advisors program.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C     CLASS Y     CLASS P
  (INCEPTION/REISSUANCE DATE)                             (01/31/01)    (12/18/00)   (12/04/00)  (02/02/01)  (08/24/95)
  ---------------------------                             ----------    ----------   ----------  ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                (3.45)%      (4.55)%      (0.14)%      1.46%      (0.16)%
         Standardized Return After Taxes on
           Distributions*                                    (4.58)       (5.45)       (1.13)       0.15       (1.41)
         Standarized Return After Taxes on
         Distributions and Redemption of
           Fund Shares*                                      (2.30)       (3.00)       (0.14)       0.88       (0.16)
         Non-Standardized Return                              1.13         0.34         0.59        1.46        1.35
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A        4.67
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A        2.37
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A        2.53
         Non-Standardized Return                               N/A          N/A          N/A         N/A        6.26
  Inception to July 31, 2003:
         Standardized Return*                                 3.34         4.23         5.92        5.61        5.13
         Standardized Return After Taxes on
           Distributions*                                     1.52         2.54         4.19        3.61        2.82
         Standarized Return After Taxes on
         Distributions and Redemption of
           Fund Shares*                                       1.72         2.56         3.98        3.55        2.92
         Non-Standardized Return                              5.28         5.29         5.92        5.61        6.72

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

  CLASS                                                     CLASS A       CLASS B     CLASS C      CLASS Y    CLASS P
  (INCEPTION/REISSUANCE DATE)                              (01/31/01)   (12/14/00)   (12/01/00)   (02/02/01) (08/24/95)
  ---------------------------                              ----------   ----------   ----------   ---------- ----------
  One Year ended July 31, 2003:
         Standardized Return*                                 1.32%        0.13%        4.74%       6.32%       4.75%
         Standardized Return After Taxes on
           Distributions*                                     0.22        (0.71)        3.80        5.07        3.52
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       0.79         0.03         3.03        4.04        3.02
         Non-Standardized Return                              6.05         5.13         5.49        6.32        6.34
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A        2.66
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A        0.45
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A        0.89
         Non-Standardized Return                               N/A          N/A          N/A         N/A        4.21
  Inception to July 31, 2003:
         Standardized Return*                                 0.59         1.32         3.01        2.76        3.37
         Standardized Return After Taxes on
           Distributions*                                    (1.24)       (0.33)        1.29        0.78        1.21
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                      (0.62)        0.11         1.51        1.14        1.52
         Non-Standardized Return                              2.45         2.38         3.01        2.76        4.93

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C     CLASS Y     CLASS P
  (INCEPTION/REISSUANCE DATE)                              (12/11/00)   (01/30/01)   (12/01/00)  (02/02/01)  (08/24/95)
  ---------------------------                              ----------   ----------   ----------  ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                 1.44%        0.52%        4.94%       6.39%       4.96%
         Standardized Return After Taxes on
           Distributions*                                    (0.01)       (0.71)        3.62        4.78        3.35
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       0.87         0.28         3.15        4.08        3.16
         Non-Standardized Return                              6.22         5.52         5.69        6.39        6.54
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A        4.63
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A        2.31
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A        2.48
         Non-Standardized Return                               N/A          N/A          N/A         N/A        6.21
  Inception to July 31, 2003:
         Standardized Return*                                 5.65         5.15         7.21        6.93        5.85
         Standardized Return After Taxes on
           Distributions*                                     3.82         3.65         5.57        5.04        3.53
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       3.68         3.47         5.14        4.74        3.55
         Non-Standardized Return                              7.51         6.26         7.21        6.93        7.45

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C      CLASS Y    CLASS P
  (INCEPTION DATE)                                         (01/23/01)   (2/23/01)    (12/04/00)   (02/23/01) (08/24/95)
  ----------------                                         ----------   ----------   ----------   ---------- ----------
  One Year ended July 31, 2003:
         Standardized Return*                                (2.20)%      (3.30)%       1.14%       2.65%       1.11%
         Standardized Return After Taxes on
           Distributions*                                    (2.20)       (3.30)        1.14        2.65        1.11
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                      (0.24)       (1.17)        1.80        3.06        2.04
         Non-Standardized Return                              2.42         1.65         1.88        2.65        2.64
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A        2.70
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A        2.70
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A        2.95
         Non-Standardized Return                               N/A          N/A          N/A         N/A        4.26
  Inception to July 31, 2003:
         Standardized Return*                                 2.43         2.43         4.62        4.63        3.57
         Standardized Return After Taxes on
           Distributions*                                     2.43         2.43         4.62        4.63        3.56
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       2.64         2.54         4.47        4.57        3.69
         Non-Standardized Return                              4.33         3.61         4.62        4.63        5.14

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C     CLASS Y     CLASS P
  (INCEPTION/REISSUANCE DATE)                              (12/11/00)   (02/05/01)   (12/01/00)  (01/16/01)  (08/24/95)
  ---------------------------                              ----------   ----------   ----------  ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                 6.06%        5.16%        9.68%      11.34%       9.64%
         Standardized Return After Taxes on
           Distributions*                                     4.98         4.35         8.78       10.10        8.44
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       3.87         3.30         6.24        7.29        6.20
         Non-Standardized Return                             11.01        10.16        10.43       11.34       11.31
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A        3.07
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A        1.61
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A        1.78
         Non-Standardized Return                               N/A          N/A          N/A         N/A        4.63
  Inception to July 31, 2003:
         Standardized Return*                                 6.52         5.24         8.03        7.76        3.25
         Standardized Return After Taxes on
           Distributions*                                     5.80         4.67         7.42        6.99        1.69
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       5.23         4.19         6.59        6.28        1.84
         Non-Standardized Return                              8.39         6.36         8.03        7.76        4.82

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C     CLASS Y     CLASS P
  (INCEPTION DATE)                                         (11/27/00)   (11/27/00)   (11/27/00)  (01/19/01)  (08/24/95)
  ----------------                                         ----------   ----------   ----------  ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                (0.92)%      (1.00)%       3.04%       5.19%       3.52%
         Standardized Return After Taxes on
           Distributions*                                    (1.30)       (1.00)        3.02        4.64        3.02
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                      (0.66)       (0.65)        1.97        3.29        2.22
         Non-Standardized Return                              4.82         4.00         4.04        5.19        5.09
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A       (2.82)
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A       (3.82)
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A       (2.71)
         Non-Standardized Return                               N/A          N/A          N/A         N/A       (1.35)
  Inception to July 31, 2003:
         Standardized Return*                                (4.61)       (4.35)       (3.24)      (3.31)       6.12
         Standardized Return After Taxes on
           Distributions*                                    (4.83)       (4.35)       (3.25)      (3.63)       4.86
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                      (4.03)       (3.68)       (2.75)      (3.00)       4.76
         Non-Standardized Return                             (2.56)       (3.26)       (3.24)      (3.31)       7.73

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C     CLASS Y     CLASS P
  (INCEPTION/REISSUANCE DATE)                              (11/27/00)   (11/27/00)   (11/27/00)  (02/15/01)  (08/24/95)
  ---------------------------                              ----------   ----------   ----------  ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                 5.10%        5.30%        9.39%      11.61%       9.79%
         Standardized Return After Taxes on
           Distributions*                                     5.10         5.30         9.39       11.61        9.79
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       3.31         3.44         6.10        7.55        6.36
         Non-Standardized Return                             11.23        10.30        10.39       11.61       11.45
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A       (8.11)
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A       (8.99)
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A       (6.63)
         Non-Standardized Return                               N/A          N/A          N/A         N/A       (6.72)
  Inception to July 31, 2003:
         Standardized Return*                               (19.56)      (19.36)      (18.42)     (16.45)       3.14
         Standardized Return After Taxes on
           Distributions*                                   (19.56)      (19.36)      (18.42)     (16.45)       2.31
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                     (16.12)      (15.97)      (15.21)     (13.68)       2.69
         Non-Standardized Return                            (17.83)      (18.44)      (18.42)     (16.45)       4.70

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C      CLASS Y    CLASS P
  (INCEPTION DATE)                                        (11/27/00)    (11/28/00)  (11/27/00)   (12/20/00)  (08/24/95)
  ----------------                                        ----------    ----------  ----------   ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                 4.77%        5.00%        9.00%      11.12%       9.52%
         Standardized Return After Taxes on
           Distributions*                                     3.17         3.30         7.30        9.43        7.86
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       3.93         4.15         6.75        8.11        7.07
         Non-Standardized Return                             10.88        10.00        10.00       11.12       11.18
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A        2.82
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A        1.45
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A        1.71
         Non-Standardized Return                               N/A          N/A          N/A         N/A        4.37
  Inception to July 31, 2003:
         Standardized Return*                                 7.63         8.31         9.13       11.09        7.51
         Standardized Return After Taxes on
           Distributions*                                     6.96         7.65         8.48       10.37        6.11
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       6.22         6.82         7.53        9.18        5.76
         Non-Standardized Return                              9.93         9.28         9.13       11.09        9.13

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C     CLASS Y     CLASS P
  (INCEPTION DATE)                                        (11/27/00)    (11/27/00)  (11/27/00)   (02/12/01)  (08/24/95)
  ----------------                                        ----------    ----------  ----------   ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                14.04%       14.70%       18.79%      20.97%      19.34%
         Standardized Return After Taxes on
           Distributions*                                    14.04        14.70        18.79       20.97       19.34
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       9.12         9.56        12.22       13.63       12.57
         Non-Standardized Return                             20.66        19.70        19.79       20.97       21.14
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A        6.02
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A        3.62
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A        4.62
         Non-Standardized Return                               N/A          N/A          N/A         N/A        7.63
  Inception to July 31, 2003:
         Standardized Return*                               (11.60)      (11.40)      (10.36)      (5.02)       7.44
         Standardized Return After Taxes on
           Distributions*                                   (11.60)      (11.40)      (10.36)      (5.02)       5.67
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                      (9.70)       (9.54)       (8.68)      (4.25)       5.98
         Non-Standardized Return                             (9.71)      (10.39)      (10.36)      (5.02)       9.07

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C      CLASS Y    CLASS P
  (INCEPTION DATE)                                        (11/27/00)    (11/27/00)  (11/27/00)   (01/17/01)  (08/24/95)
  ----------------                                        ----------    ----------  ----------   ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                (2.75)%      (3.21)%       1.09%       3.24%       1.57%
         Standardized Return After Taxes on
           Distributions*                                    (2.77)       (3.21)        1.09        3.06        1.44
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                      (1.79)       (2.09)        0.71        2.08        1.00
         Non-Standardized Return                              2.95         1.79         2.09        3.24        3.10
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A       (6.93)
         Standardized Return After Taxes on
           Distributions*                                      N/A          N/A          N/A         N/A       (7.75)
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A       (5.86)
         Non-Standardized Return                               N/A          N/A          N/A         N/A       (5.52)
  Inception to July 31, 2003:
         Standardized Return*                               (14.92)      (14.85)      (13.76)     (12.88)      (0.36)
         Standardized Return After Taxes on
           Distributions*                                   (15.01)      (14.85)      (13.74)     (13.07)      (1.15)
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                     (12.44)      (12.34)      (11.44)     (10.86)      (0.51)
         Non-Standardized Return                            (13.09)      (13.87)      (13.76)     (12.88)       1.15

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

  CLASS                                                     CLASS A      CLASS B      CLASS C     CLASS Y     CLASS P
  (INCEPTION DATE)                                        (12/11/00)    (12/22/00)  (12/01/00)   (02/09/01)  (08/24/95)
  ----------------                                        ----------    ----------  ----------   ----------  ----------
  One Year ended July 31, 2003:
         Standardized Return*                                 8.42%        8.58%       12.45%      15.06%      13.05%
         Standardized Return
         After Taxes on Distributions*                        8.42         8.58        12.45       15.06       13.05
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                       5.48         5.57         8.09        9.79        8.48
         Non-Standardized Return                             14.73        13.58        13.45       15.06       14.76
  Five Years ended July 31, 2003:
         Standardized Return*                                  N/A          N/A          N/A         N/A       (4.15)
         Standardized Return
         After Taxes on Distributions*                         N/A          N/A          N/A         N/A       (4.23)
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                        N/A          N/A          N/A         N/A       (3.50)
         Non-Standardized Return                               N/A          N/A          N/A         N/A       (2.70)
  Inception to July 31, 2003:
         Standardized Return*                                (5.78)       (3.02)       (1.84)      (4.43)      (4.79)
         Standardized Return
           After Taxes on Distributions*                     (5.78)       (3.02)       (1.84)      (4.43)      (4.88)
         Standarized Return After Taxes on
           Distributions and Redemption of
           Fund Shares*                                      (4.88)       (2.55)       (1.56)      (3.75)      (3.99)
         Non-Standardized Return                             (3.75)       (1.88)       (1.84)      (4.43)      (3.35)

----------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 5.5% (4.5% for fixed income funds). All Standardized Return figures for Class B and Class C shares reflect deduction of the maximum applicable deferred sales charge imposed on a redemption of shares held for the period (assuming that the maximum
     Class B deferred sales charge schedule is applicable). All Standardized Return figures for Class P shares reflect the maximum annual program fee of 1.50% for participants in the PACE Select Advisors program. Class Y shares do not impose an initial or deferred sales charge.

     Yield. Yields used in a fund's Performance Advertisements, except for those given for UBS PACE Money Market Investments, are calculated by dividing the fund's interest and dividend income attributable to the fund's shares for a 30-day period ("Period"), net of expenses attributable to such fund, by the average number of shares of such fund entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

     YIELD = 2 [(a-b + 1)(TO THE POWER OF 6) - 1 )]
                 ---
                 cd

     where:  a = interest earned during the Period attributable to a class of shares
             b = expenses accrued for the Period attributable to a class of shares (net of reimbursements)
             c = the average daily number of shares of a class outstanding during the Period that were entitled to receive dividends
             d = the maximum offering price per share (in the case of Class A and Class C shares) or the net asset value per share (in the case of Class B shares) on the last day of the Period.

     Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula), the fund's current maximum 5.5% (4.5% for fixed income funds), initial sales charge on Class A shares is included.

     The following table shows the yield for each class of shares of fixed income funds (excluding UBS PACE Money Market Investments) for the 30-day period ended July 31, 2003:

     FUND                                                      CLASS A    CLASS B  CLASS C   CLASS Y   CLASS P
     ----                                                      -------    -------  -------   -------   -------
     UBS PACE Government Securities Fixed Income
       Investments                                                1.89%     1.22%    1.43%     2.31%    2.19%
     UBS PACE Intermediate Fixed Income Investments               2.74      2.11     2.34      3.09     3.15
     UBS PACE Strategic Fixed Income Investments                  2.62      2.01     2.25      3.03     3.06
     UBS PACE Municipal Fixed Income Investments                  2.52      1.88     2.09      2.86     2.85
     UBS PACE Global Fixed Income Investments                     1.75      1.05     1.32      2.16     2.07

     UBS PACE Money Market Investments computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula::

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(TO THE POWER OF 365/7] - 1

     UBS PACE Money Market Investments' yield and effective yield for the seven-day period ended July 31, 2003 were 0.47% and 0.48%, respectively.

     UBS PACE Municipal Fixed Income Investments from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended 30-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:

     TAX EQUIVALENT YIELD = ( E ) + t
                             ---
                             1-p

     E = tax-exempt yield of a class of shares p = stated income tax rate t = taxable yield of a Class of shares

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in fixed income instruments. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (e.g., one-day yield).

                                      TAXES

     BACKUP WITHHOLDING. Each fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

     SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Assuming that UBS PACE Money Market Investments consistently maintains a stable NAV of $1.00 per share, then a shareholder will not recognize taxable gain or loss when selling or redeeming shares of the fund.

     SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Family Funds shares subsequently acquired.

     CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). (UBS PACE Municipal Fixed Income Investments must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code.) In addition to this requirement ("Distribution Requirement"), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

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     By qualifying for treatment as a RIC, a fund (but not its shareholders)
will be relieved of federal income tax on the amount of its investment company taxable income and net capital gain that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" (as described below under "Taxes --Information about UBS PACE Municipal Fixed Income Investments") and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's current or accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     OTHER INFORMATION. Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

     Distributions of net investment income received by a fund from investments in debt securities and any net realized short-term capital gains distributed by a fund will be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations held by UBS PACE Municipal Fixed Income Investments) and will not be eligible for the dividends-received deduction for corporations.

     Each fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends received deduction for corporations. Due to the investment strategies of UBS PACE Money Market Investments, that fund will not typically derive net long-term capital gains.

     A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from US corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or a foreign shareholder. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions derived from interest income will generally not qualify for the lower rates. Because many companies in which fund invests do not pay significant dividends on their stock, the fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

     If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year 98% of all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

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     Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and US possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     INTERNATIONAL FUNDS. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments are the only funds that are likely to satisfy this requirement. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder
(1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or US possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends." A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and US possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with the respect to PFIC stock, as well as subject each fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and

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which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

     Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

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     When a covered call option written (sold) by a fund expires, the fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

     Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

     CONSTRUCTIVE SALES. If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities.

     Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     CONCLUSION. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

     OTHER TAXATION. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Internal Revenue Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers

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with respect to particular questions of US Federal, state and local taxation.
Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the fund, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     INFORMATION ABOUT UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. Dividends paid by UBS PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. However, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under foreign, state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisors concerning this matter.

     Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisors before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be exempt from regular federal income taxes to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

     If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     If the fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to such taxable interest income will be taxable to the fund's shareholders as ordinary income to the extent of its current and accumulated earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the fund generally is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.

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     The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                OTHER INFORMATION

     DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

     CLASSES OF SHARES. Each fund (other than UBS PACE Money Market Investments) consists of Class A shares, Class B shares, Class C shares, Class P shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 and Sub-Class B-4 shares. UBS PACE Money Market Investments consists of Class P shares. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C, Class P and Class Y shares will differ.

     VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the trustees of the Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

     The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the outstanding shares of the Trust.

     CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne

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by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     PRIOR NAMES. Prior to April 8, 2002, the Trust was known as "PaineWebber PACE Select Advisors Trust" and the funds were known as "PACE Money Market Investments," "PACE Government Securities Fixed Income Investments," "PACE Intermediate Fixed Income Investments," "PACE Strategic Fixed Income Investments," "PACE Municipal Fixed Income Investments," "PACE Global Fixed Income Investments," "PACE Large Company Value Equity Investments," "PACE Large Company Growth Equity Investments," "PACE Small/Medium Company Value Equity Investments," "PACE Small/Medium Company Growth Equity Investments," "PACE International Equity Investments," and "PACE International Emerging Markets Equity Investments." Prior to December 1, 1997, the Trust was known as "Managed Accounts Services Portfolio Trust."

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC, a subsidiary of PNC Bank, N.A., located at 760 Moore Road, King of Prussia, PA 19406, serves as each fund's transfer and dividend disbursing agent.

     UBS Financial Services Inc. provides transfer agency related services to the funds pursuant to a delegation of authority from PFPC and is compensated for the services by PFPC, not the funds.

     COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the Trust. Dechert LLP also has acted as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Trustees.

     AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

     The Trust's Annual Report to Shareholders for its fiscal year ended July 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated by this reference into the SAI.

                                    APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through CAA. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P MUNICIPAL DEBT RATINGS

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     c The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     * Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     r The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. Not rated.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

     There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG-3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, E.G. Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG-1/VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group. MIG-3/VMIG-3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG. This designation denotes speculative-grade credit quality. Debt Instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

     A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation. SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Commercial paper rated by S&P have the following characteristics:

     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.




(C) 2003 UBS Global Asset Management (US) Inc.

All rights reserved.



UBS PACE
SELECT ADVISORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 2003